UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of
the Securities Exchange Act of 1934 (Amendment No. )

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ALPHABET INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2019 Annual Meeting
of Stockholders and Proxy Statement

1600 Amphitheatre Parkway
Mountain View, California 94043
(650) 253-0000

April 30, 2019

Dear Stockholders:

We are pleased to invite you to attend our 2019 Annual Meeting of Stockholders (Annual Meeting) to be held on Wednesday, June 19, 2019 at 9:00 a.m., local time, at our Moffett Place Event Center (Building MP7) at 1160 Bordeaux Drive, Sunnyvale, California 94089. Please note the new location. For your convenience, we are also pleased to offer a live webcast of our Annual Meeting at https://www.youtube.com/c/AlphabetIR.

Details regarding admission to the Annual Meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail and in this proxy statement. We have also made available a copy of our 2018 Annual Report to Stockholders (Annual Report) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the 2019 Annual Meeting section of our Investor Relations website at www.abc.xyz/investor.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Thank you for your ongoing support of, and continued interest in Alphabet. We hope you can join us in person at our Annual Meeting or watch the live webcast.

Sincerely,

Larry Page Chief Executive Officer	Sergey Brin President	John L. Hennessy Chairman of the Board of Directors

LETTER FROM THE CHAIRMAN OF THE BOARD OF DIRECTORS

Dear Fellow Stockholders,

I’ve been on the Google, then Alphabet, Board for 15 years. I’ve had the privilege to work closely with Sergey, Larry, Sundar, and an evolving and diverse group of directors. And last year I had the honor of becoming Alphabet’s Chairman.

The companies that comprise Alphabet continue to build technologies that improve the lives of people everywhere. Google now has eight products serving over a billion people each, a reflection of the truly global adoption of its products and services, and a tribute to a lot of hard work and commitment from our employees. It’s also partnering deeply to help enterprises transition to cloud computing. Already on the road in Phoenix, Arizona, Waymo is working to ensure that people can safely hail rides from self-driving cars. Wing has just received FAA approval to start delivering goods by drone. And we are making progress on a number of other important areas from health to artificial intelligence.

Of course, as the benefits of technology spread to many more people, we know that we have a deep and growing responsibility to ensure that technology benefits society as a whole. We’re committed to supporting our users, employees, and shareholders, by always acting responsibly, inclusively, and fairly.

Our Board takes seriously its leadership and oversight role in these areas. Recent years have seen broader discussions around the role of companies in promoting diversity and sustainability. These are issues we are deeply committed to as a Board and as a company.

Our Board receives frequent updates from management, monitors progress, scrutinizes the company’s policies, and carefully considers these complex issues with the attention and focus that they warrant. In recent years, we’ve tackled these issues in important and meaningful ways. Just a few examples:

•	Employee Policies and Workplace Culture - In the last year, Google has made significant changes to its policies and practices, including improved information on how it handles workplace conduct concerns; providing employees with more control over their experiences through the reporting and investigations process; no longer requiring arbitration for employment disputes; significant work to improve diversity, equity, and inclusion; and increasing transparency about its progress in achieving better outcomes in representation, hiring, retention, and compensation.

•	Sustainability - Our sustainability program focuses on developing services that improve the lives of as many people as possible while operating in an environmentally sustainable way. Google is a world leader in renewable energy investment and use. In addition, we publish an annual Responsible Supply Chain Report and Environmental Report that chart the significant progress we have made in this area.

•	Ongoing Monitoring of Societal Impact - In 2018, Google made substantial investments to improve and measure the quality of content across its properties, to combat the threat of electoral interference and other bad actors, and to expand programs such as Grow with Google— an initiative to help people develop the digital skills they need to get a job or grow their business. Google is committed to a rigorous process of responsible decision-making and has developed AI Principles to guide its work in emerging areas of technology.

These important topics will continue to evolve, and so will our approaches to them. I can promise that we will always move forward with the focus and attention that these challenges demand.

On behalf of the Board of Directors, we look forward to working with you, and serving you, in the years to come. Thank you for your support and feedback, and I look forward to seeing you at the Stockholders meeting on June 19th.

John L. Hennessy

Chairman of the Board of Directors

Notice of 2019 Annual Meeting of Stockholders

Wednesday, June 19, 2019

9:00 a.m., local time

Alphabet Inc., Moffett Place Event Center (Building MP7), 1160 Bordeaux Drive, Sunnyvale, California 94089

LIVE WEBCAST

Available at https://www.youtube.com/c/AlphabetIR, starting at 9:00 a.m., local time, on Wednesday, June 19, 2019.

ITEMS OF BUSINESS

1.	To elect ten members of the Board of Directors of Alphabet (the Board of Directors) to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.
2.	To ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
3.	To approve the amendment and restatement of Alphabet’s 2012 Stock Plan to increase the share reserve by 3,000,000 shares of Class C capital stock.
4.	To consider and vote upon the stockholder proposals set forth in the proxy statement, if properly presented.
5.	To consider such other business as may properly come before the meeting.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE

You are entitled to vote only if you were a stockholder of Alphabet Class A or Class B common stock as of the close of business on April 22, 2019 (Record Date).

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VOTING

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice you received in the mail, the section titled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 16 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

April 30, 2019

By order of the Board of Directors,

Larry Page	John L. Hennessy
Chief Executive Officer	Chairman of the Board of Directors

This Notice of 2019 Annual Meeting of Stockholders, proxy statement, and form of proxy card are being distributed and made available on or about April 30, 2019.

In this proxy statement, the words “Alphabet,” the “company,” “we,” “our,” “ours,” “us,” and similar terms refer to Alphabet Inc. and its consolidated subsidiaries, unless the context indicates otherwise, and the word “Google” refers to Google LLC, a wholly owned subsidiary of Alphabet.

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IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2018 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, are available at https://abc.xyz/investor/other/annual-meeting/.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Alphabet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Executive Compensation—Leadership Development and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

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2019 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Time and Date: 9:00 a.m., local time, on Wednesday, June 19, 2019.

Place: Alphabet Inc., Moffett Place Event Center (Building MP7) at 1160 Bordeaux Drive, Sunnyvale, CA 94089.

Record Date: April 22, 2019.

Voting: Holders of Class A or Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one (1) vote with respect to each director nominee and one (1) vote with respect to each of the proposals to be voted on. Each share of Class B common stock is entitled to ten (10) votes with respect to each director nominee and ten (10) votes with respect to each of the proposals to be voted on. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters. Holders of Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting.

Entry: You are entitled to attend the Annual Meeting only if you were an Alphabet stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

You should be prepared to present valid photo identification for admittance. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. Due to security measures, large bags will not be permitted, and you and your items will be subject to search prior to your admittance to the Annual Meeting. Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis.

If you decide to attend the Annual Meeting in person, upon your arrival you will need to register as a visitor with the registration desk located at Moffett Place Event Center (Building MP7), 1160 Bordeaux Drive, Sunnyvale, CA 94089. See the section titled “Information Concerning Alphabet’s Annual Meeting of Stockholders” for further instructions. Check-in will begin at 7:30 a.m., local time, and you should allow ample time for the check-in procedures.

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Voting Matters

Proposal		Alphabet Board Voting Recommendation	Page Reference (for more detail)
Management Proposals:
(1)	Election of ten directors	FOR each nominee	55
(2)	Ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2019	FOR	56
(3)	The amendment and restatement of Alphabet’s 2012 Stock Plan to increase the share reserve by 3,000,000 shares of Class C capital stock	FOR	57
Stockholder Proposals:
(4)	Stockholder proposal regarding equal shareholder voting	AGAINST	62
(5)	Stockholder proposal regarding inequitable employment practices	AGAINST	64
(6)	Stockholder proposal regarding the establishment of a societal risk oversight committee	AGAINST	66
(7)	Stockholder proposal regarding a report on sexual harassment risk management	AGAINST	68
(8)	Stockholder proposal regarding majority vote for the election of directors	AGAINST	70
(9)	Stockholder proposal regarding a report on gender pay	AGAINST	72
(10)	Stockholder proposal regarding strategic alternatives	AGAINST	74
(11)	Stockholder proposal regarding the nomination of an employee representative director	AGAINST	76
(12)	Stockholder proposal regarding simple majority vote	AGAINST	78
(13)	Stockholder proposal regarding a sustainability metrics report	AGAINST	80
(14)	Stockholder proposal regarding Google Search in China	AGAINST	82
(15)	Stockholder proposal regarding a clawback policy	AGAINST	84
(16)	Stockholder proposal regarding a report on content governance	AGAINST	86

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Director Nominees

The following table provides summary information about each director nominee as of April 25, 2019.

		Director		Experience/		Membership on Standing Committees
Name	Age	Since	Occupation	Qualification	Independent	AC	LDCC	NCGC	EC
Larry Page	46	1998	Chief Executive Officer, Alphabet, and Co-Founder	Leadership, Technology
Sergey Brin	45	1998	President, Alphabet, and Co-Founder	Leadership, Technology
John L. Hennessy	66	2004	Former President of Stanford University	Leadership, Education, Technology
L. John Doerr	67	1999	General Partner of Kleiner Perkins Caufield & Byers	Leadership, Technology, Finance, Global, Industry
Roger W. Ferguson, Jr.	67	2016	President and Chief Executive Officer of TIAA	Leadership, Finance, Global
Ann Mather	59	2005	Former Chief Financial Officer of Pixar	Leadership, Finance
Alan R. Mulally	73	2014	Former Chief Executive Officer and President of Ford Motor Company	Leadership, Finance, Global, Industry
Sundar Pichai	46	2017	Chief Executive Officer, Google	Leadership, Technology
K. Ram Shriram	62	1998	Managing Partner of Sherpalo Ventures	Leadership, Technology, Global, Industry
Robin L. Washington	56	2019	Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc.	Leadership, Technology, Finance, Global, Industry

AC	Audit Committee
LDCC	Leadership Development and Compensation Committee
NCGC	Nominating and Corporate Governance Committee
EC	Executive Committee
Committee Chairperson
Audit Committee Financial Expert
Chairman of the Board of Directors

Each director nominee serves as a current director and attended at least 75% of all meetings of the Board of Directors and each committee on which she or he sat during 2018.

Auditors

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Set forth below is summary information with respect to the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during 2017 and 2018 (in thousands).

	2017 ($)	2018 ($)
Audit Fees	16,742	16,072
Audit-Related Fees	4,365	6,232
Tax Fees	4,547	4,377
Other Fees	334	764
Total Fees	25,988	27,445

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Proposal Number 13 — Stockholder Proposal Regarding a Sustainability Metrics Report	80
Proposal Number 14 — Stockholder Proposal Regarding Google Search in China	82
Proposal Number 15 — Stockholder Proposal Regarding a Clawback Policy	84
Proposal Number 16 — Stockholder Proposal Regarding a Report on Content Governance	86

APPENDIX A: ALPHABET INC. AMENDED AND RESTATED 2012 STOCK PLAN	A-1

INFORMATION CONCERNING ALPHABET’S ANNUAL MEETING OF STOCKHOLDERS	A-9

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

1.	Why am I receiving these materials?

Our Board of Directors has made these materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Alphabet’s 2019 Annual Meeting of Stockholders (Annual Meeting), which will take place on Wednesday, June 19, 2019 at 9:00 a.m., local time, at Moffett Place Event Center (Building MP7) at 1160 Bordeaux Drive, Sunnyvale, California 94089. You are invited to attend the Annual Meeting if you were an Alphabet stockholder as of the close of business on April 22, 2019, the Record Date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. If you are a holder of Alphabet Class A or Class B common stock as of the Record Date, you are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	our proxy statement for the Annual Meeting;
•	our Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended; and
•	the proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to the holders of Class A and Class B common stock, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will

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deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Investor Relations Alphabet Inc. 1600 Amphitheatre Parkway Mountain View, California 94043	Email: investor-relations@abc.xyz	(650) 253-3393

Stockholders who hold shares in street name (as described on page 18) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6.	How can I access the proxy materials over the Internet?

The Notice, proxy card, or voting instruction form will contain instructions on how to:

•	view our proxy materials for the Annual Meeting on the Internet and vote your shares; and
•	instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at https://abc.xyz/investor/other/annual-meeting/.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are set forth beginning on page 55 of this proxy statement. We will also consider any other business that properly comes before the Annual Meeting. See Question 21.

8.	How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of the director nominees, “FOR” Proposals Number 2 and Number 3, and “AGAINST” Proposals Number 4 through Number 16.

9.	What shares can I vote?

Each share of Alphabet Class A common stock and Class B common stock issued and outstanding as of the close of business on April 22, 2019, the Record Date for the Annual Meeting, is entitled to be voted on all items being voted on at the Annual Meeting. Holders of Alphabet Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting. You may vote all shares of Alphabet Class A common stock and Class B common stock that you owned as of the Record Date, including shares held: (1) directly in your name as the stockholder of record, and (2) for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 345,980,307 shares of Class A common stock and Class B common stock issued and outstanding, consisting of 299,436,023 shares of Class A common stock and 46,544,284 shares of Class B common stock. On the Record Date, we had 348,263,508 shares of Class C capital stock issued and outstanding.

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10.	How many votes am I entitled to per share?

Each holder of shares of Alphabet Class A common stock is entitled to one (1) vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Alphabet Class B common stock is entitled to ten (10) votes for each share of Class B common stock held as of the Record Date. The holders of the shares of Alphabet Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Alphabet stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare Investor Services (Computershare), you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Computershare. As the stockholder of record, you have the right to grant your voting proxy directly to Alphabet or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, Computershare has enclosed or sent a proxy card for you to use. You may also vote over the Internet, by telephone, or by mail as described in the Notice and under Question 13.
•	Beneficial Owner—If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy over the Internet, by telephone, or by mail, as described in the Notice and under Question 13.

12.	How can I vote my shares in person at the Annual Meeting?

You may vote your shares held in your name as the stockholder of record in person at the Annual Meeting. You may vote your shares held beneficially in street name in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

13.	How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

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14.	Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	granting a new proxy bearing a later date by following the instructions provided in the Notice or the proxy card, which will automatically revoke the previous proxy;
•	providing a written notice of revocation to Alphabet’s Corporate Secretary at Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043 and sending a copy via email to corporatesecretary@abc.xyz; or
•	attending the Annual Meeting and voting in person.

If you hold shares beneficially in street name, you may change your vote at any time prior to the taking of the vote at the Annual Meeting by:

•	submitting new voting instructions to your broker, bank, trustee, or nominee by following the instructions they provided; or
•	if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person using a valid legal proxy.

Note that for both stockholders of record and beneficial owners, attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting.

15.	Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Alphabet or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Alphabet management.

16.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock outstanding as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described on page 20) are counted for the purpose of determining the presence of a quorum.

17.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our Board of Directors.

18.	What is the voting requirement to approve each of the proposals?

In the election of directors, the ten persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

The approval of the remaining fifteen proposals in each case requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class.

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If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2019. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Abstentions are considered voting power present at the Annual Meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Please note that since brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal Number 1), the proposal to amend and restate Alphabet’s 2012 Stock Plan (Proposal Number 3), and each of the stockholder proposals (Proposals Number 4 through Number 16), in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

19.	Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

20.	Who will bear the cost of soliciting votes for the Annual Meeting?

Alphabet is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Georgeson LLC to assist us in the distribution of proxy materials. We will pay Georgeson LLC a fee of approximately $1,200 plus reasonable out-of-pocket expenses for these services.

21.	What happens if additional matters are presented at the Annual Meeting?

In addition to the sixteen items of business described in this proxy statement, a certain stockholder has provided notice of his intent to present a proposal at the Annual Meeting regarding Alphabet’s compliance with sanctions programs administered by the United States Office of Foreign Assets Control. The persons named as proxy holders, Larry Page, Ruth M. Porat, David C. Drummond, Kent Walker, and Kathryn W. Hall, or any of them, have discretionary authority in voting the proxies under Rule 14a-4(c) under the Exchange Act and intend to exercise such discretion to vote “AGAINST” such proposal if presented at the Annual Meeting.

Other than the above, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Larry Page, Ruth M. Porat, David C. Drummond, Kent Walker, and Kathryn W. Hall, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

22.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final voting results on the Investor Relations section of our website at https://abc.xyz/investor/other/annual-meeting/. We will also disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

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Attending the Annual Meeting

23.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting if you were a holder of Alphabet Class A or Class B common stock as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the Annual Meeting will be on a first-come, first-served basis. You must present valid photo identification, such as a driver’s license or passport, for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 22, 2019, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. Due to security measures, large bags and packages will not be permitted, and you and your items will be subject to search prior to your admittance to the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, by indicating your plans when prompted.

The Annual Meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at Moffett Place Event Center (Building MP7) at 1160 Bordeaux Drive, Sunnyvale, CA 94089 at 7:30 a.m., local time, and you should allow ample time for the check-in procedures.

24.	Is the Annual Meeting going to be webcast?

For your convenience, we are pleased to offer a live webcast of our Annual Meeting at https://www.youtube.com/c/AlphabetIR.

25.	Who will serve as inspector of elections?

The inspector of elections will be a representative from Computershare.

26.	How can I contact Alphabet’s transfer agent?

Contact our transfer agent by either writing to Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000 (courier services should be sent to Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202-3467), by telephoning shareholder services 1-866-298-8535 (toll free within the USA, US territories and Canada), or 1-781-575-2879 or by visiting Investor Centre™ portal at www.computershare.com/investor.

Stockholder Proposals, Director Nominations, and Related Bylaw Provisions

27.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2020 Annual Meeting of Stockholders by submitting their proposals in writing to Alphabet’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered timely for inclusion in our proxy statement for our 2020 Annual Meeting of Stockholders, the Corporate Secretary of Alphabet must receive the written proposal at our principal executive offices or at the email address set

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forth below no later than January 1, 2020. If we hold our 2020 Annual Meeting of Stockholders more than 30 days before or after June 19, 2020 (the one-year anniversary date of the 2019 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed in one of the following two ways:

1.	via mail with a copy via email:			2.	via email only:

	Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	With a copy via email: corporatesecretary@abc.xyz	OR		corporatesecretary@abc.xyz

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is: (1) specified in the notice of a meeting given by or at the direction of our Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of our Board of Directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2020 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices and/or at the email address set forth above:

•	not earlier than the close of business on February 20, 2020, and
•	not later than the close of business on March 21, 2020.

If we hold our 2020 Annual Meeting of Stockholders more than 30 days before or after June 19, 2020 (the one-year anniversary date of the 2019 Annual Meeting of Stockholders), the notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or
•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors, and should be directed to the Corporate Secretary of Alphabet at the mailing and/or email address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 30 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with the advance notice procedure set forth in our bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Copy of Bylaw Provisions: A copy of our bylaws is available at https://abc.xyz/investor/other/bylaws/. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors and executive officers and their ages, positions, and biographies as of April 25, 2019 are set forth below. Our executive officers are appointed by and serve at the discretion of our Board of Directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Larry Page	46	Chief Executive Officer, Alphabet, Co-Founder and Director
Sergey Brin	45	President, Alphabet, Co-Founder and Director
John L. Hennessy	66	Chairman of the Board
L. John Doerr	67	Director
Roger W. Ferguson, Jr.	67	Director
Diane B. Greene	63	Director and Former Senior Vice President, Google, Chief Executive Officer for Google Cloud
Ann Mather	59	Director
Alan R. Mulally	73	Director
Sundar Pichai	46	Chief Executive Officer, Google, and Director
Eric E. Schmidt	64	Technical Advisor, Alphabet, and Director
K. Ram Shriram	62	Director
Robin L. Washington	56	Director
David C. Drummond	56	Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet
Ruth M. Porat	61	Senior Vice President, and Chief Financial Officer, Alphabet and Google

Larry Page

Director Since 1998

Larry Page, Chief Executive Officer of Alphabet, was one of Google’s Founders and has served as a member of our Board of Directors since its inception in September 1998, and as Google’s Chief Executive Officer from April 2011 to October 2015 (when he became the Chief Executive Officer of Alphabet). From July 2001 to April 2011, Larry served as Google’s President, Products. In addition, from September 1998 to July 2001, Larry served as Google’s Chief Executive Officer, and from September 1998 to July 2002, as Google’s Chief Financial Officer. Larry holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan.

Sergey Brin

Director Since 1998

Sergey Brin, President of Alphabet, was one of Google’s Founders and has served as a member of our Board of Directors since its inception in September 1998. Previously, Sergey served as Google’s President, Technology and Co-Founder. In addition, from September 1998 to July 2001, Sergey served as Google’s President and Chairman of Google’s Board of Directors. Sergey holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park.

John L. Hennessy

Director Since 2004

John L. Hennessy has served as a member of our Board of Directors since April 2004 and as Chairman of the Board of Directors since January 2018. John previously served as our Lead Independent Director from April 2007 to January 2018. John served as the President of Stanford University from September 2000 to August 2016. John was previously a director and a member of the nominating and governance committee and acquisition committee of Cisco Systems, Inc., a networking equipment company, from January 2002 to December 2018. He also serves as a trustee of the Gordon and Betty Moore Foundation and as a director of the Chan Zuckerberg Biohub. From 1994 to August 2000, John held various positions at Stanford, including Dean of the Stanford University School of Engineering and Chair of the Stanford University Department of Computer Science. John holds a Doctoral degree and a Master of Science degree in computer science from the State University of New York, Stony Brook, and a Bachelor of Science degree in electrical engineering from Villanova University.

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L. John Doerr

Director Since 1999

L. John Doerr has served as a member of our Board of Directors since May 1999. John has been a General Partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. John has also been a member of the board of directors of Amyris, Inc., a renewable products company, since May 2006, and serves as chair of its nominating and governance committee, and Bloom Energy Corporation, a clean energy company, since May 2002, and serves as its lead independent director and a member of the compensation and organization development committee. John was previously a director of Zynga, Inc., a provider of social game services, from April 2013 to May 2017. John holds a Master of Business Administration degree from Harvard Business School, and a Master of Science degree in electrical engineering and computer science, and a Bachelor of Science degree in electrical engineering from Rice University.

Roger W. Ferguson, Jr.

Director Since 2016

Roger W. Ferguson, Jr. has served as a member of our Board of Directors since June 2016. Roger has served as the President and Chief Executive Officer of TIAA, a major financial services company, since April 2008. He joined TIAA after his tenure at Swiss Re, a global reinsurance company, where he served as Chairman of the firm’s America Holding Corporation, Head of Financial Services, and a member of the Executive Committee from 2006 to 2008. Prior to that, Roger joined the Board of Governors of the U.S. Federal Reserve System in 1997 and served as its Vice Chairman from 1999 to 2006. From 1984 to 1997, he was an associate and partner at McKinsey & Company. Roger has been a member of the board of directors of General Mills, Inc., a manufacturer and marketer of branded consumer foods, since December 2015, and serves as chair of its finance committee and as a member of its corporate governance committee; and a member of the board of directors of International Flavors & Fragrances, Inc., a creator of flavors and fragrances, since April 2010, and serves as chair of its compensation committee. Roger is also a member of the Smithsonian Institution’s Board of Regents and serves on the New York State Insurance Advisory Board. He is a fellow of the American Academy of Arts & Sciences and co-chairs its Commission on the Future of Undergraduate Education. He is currently Chairman of the Conference Board and serves on the boards of the American Council of Life Insurers, the Institute for Advanced Study, and the Memorial Sloan Kettering Cancer Center. He is a fellow of the American Philosophical Society and a member of the Economic Club of New York, the Council on Foreign Relations, and the Group of Thirty. Roger holds a Bachelor of Arts degree in economics, a Doctoral degree in economics, and a Juris Doctor degree, all from Harvard University.

Diane B. Greene

Director Since 2012

Diane B. Greene has served as a member of our Board of Directors since January 2012 and served as a Senior Vice President, Google, Chief Executive Officer for Google Cloud, from December 2015 to January 2019. Diane founded bebop Technologies, Inc. (bebop) and served as Chief Executive Officer and a member of its board of directors from December 2012 to December 2015 when bebop was acquired by Google. Diane was previously a director of Intuit Inc., a provider of business and financial management solutions, from August 2006 to January 2018. Diane co-founded VMware, Inc., a virtualization software company, in 1998 and took the company public in 2007. She served as Chief Executive Officer and President of VMware from 1998 to 2008, as a member of the board of directors of VMware from 2007 to 2008, and as an Executive Vice President of EMC Corporation, a provider of information infrastructure and virtual infrastructure technologies, solutions and services, from 2005 to 2008. Prior to VMware, Diane held technical leadership positions at Silicon Graphics Inc., a provider of technical computing, storage and data center solutions, Tandem Computers, Inc., a manufacturer of computer systems, and Sybase Inc., an enterprise software and services company, and was Chief Executive Officer of VXtreme, Inc., a developer of streaming media solutions. Diane has been a member of the Supervisory Board of SAP SE, an enterprise application software company, since March 2018. Diane is also a lifetime member of The MIT Corporation, the governing body of the Massachusetts Institute of Technology. She is also a member of the National Academy of Engineering. Diane holds a Master of Science degree in computer science from the University of California, Berkeley, a Master of Science degree in naval architecture from the Massachusetts Institute of Technology, and a Bachelor of Arts degree in mechanical engineering and an honorary doctorate from the University of Vermont.

Ann Mather

Director Since 2005

Ann Mather has served as a member of our Board of Directors since November 2005. Ann has more than 20 years of experience serving as a finance executive in a number of technology companies, particularly public companies, overseeing and assessing company performance. Ann has also been a member of the board of directors of: Arista Networks, Inc., a computer networking company, since June 2013, and serves as chair of its audit committee; Glu Mobile Inc., a publisher of mobile games, since September 2005, and serves on its nominating and corporate governance committee; Netflix, Inc., a streaming media company, since July 2010, and serves as chair of its audit committee; and Shutterfly, Inc., an internet-based image publishing company, since May 2013. Ann has also been an independent trustee to the Dodge & Cox Funds board of trustees since May 2011. From 1999 to 2004, Ann was Executive Vice President and Chief Financial Officer of Pixar, a computer animation film studio. Prior to her service at Pixar, Ann was Executive Vice President and Chief Financial Officer of Village Roadshow Pictures, the film production division of Village Roadshow Limited. Ann holds a Master of Arts degree from Cambridge University in England, is an honorary fellow of Sidney Sussex College, Cambridge, and is a chartered accountant.

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Alan R. Mulally

Director Since 2014

Alan R. Mulally has served as a member of our Board of Directors since July 2014. Alan served as President and Chief Executive Officer of Ford Motor Company, a global automotive company, from September 2006 through June 2014. Alan was previously a member of the board of directors of Ford and served on its finance committee from September 2006 through June 2014. From March 2001 to September 2006, Alan served as Executive Vice President of the Boeing Company and President and Chief Executive Officer of Boeing Commercial Airplanes, Inc. He also was a member of the Boeing Executive Council. Prior to that time, he served as President of Boeing’s space and defense business. Alan served as co-chair of the Washington Competitiveness Council and sat on the advisory boards of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board. He is a member of the U.S. National Academy of Engineering and a fellow of England’s Royal Academy of Engineering. Alan holds a Bachelor of Science and Master of Science degrees in aeronautical and astronautical engineering from the University of Kansas, and a Master’s degree in Management from the Massachusetts Institute of Technology as a 1982 Alfred P. Sloan fellow.

Sundar Pichai

Director Since 2017

Chief Executive Officer, Google

Sundar Pichai, Chief Executive Officer of Google since October 2015, has served as a member of our Board of Directors since July 2017. Sundar previously served as Google’s Senior Vice President of Products from October 2014 to October 2015, and as Google’s Senior Vice President of Android, Chrome and Apps from March 2013 to October 2014. Since joining Google in April 2004, Sundar has held various positions, including Google’s Senior Vice President, Chrome and Apps; Senior Vice President, Chrome; and Vice President, Product Management. Prior to joining Google, Sundar worked in engineering and product management at Applied Materials, Inc., a semiconductor company, and in management consulting at McKinsey & Company, a management consulting firm. Sundar holds a Master of Science degree in materials science and engineering from Stanford University, a Master of Business Administration degree from The Wharton School of the University of Pennsylvania, and a Bachelor of Engineering degree with honors in metallurgical engineering from the Indian Institute of Technology Kharagpur.

Eric E. Schmidt

Director Since 2001

Eric E. Schmidt, Technical Advisor of Alphabet, has served as a member of our Board of Directors since March 2001, and as Executive Chairman of our Board of Directors from April 2011 to January 2018. From July 2001 to April 2011, Eric served as Google’s Chief Executive Officer. He was the chairman of Google’s board of directors from March 2001 to April 2004, and again from April 2007 to April 2011. Prior to joining Google, from April 1997 to November 2001, Eric served as chairman of the board of directors of Novell, Inc., a computer networking company, and, from April 1997 to July 2001, as the Chief Executive Officer of Novell. From 1983 until March 1997, Eric held various positions at Sun Microsystems, Inc., a supplier of network computing solutions, including Chief Technology Officer from February 1994 to March 1997, and President of Sun Technology Enterprises from February 1991 until February 1994. Eric is a visiting innovation fellow at the Massachusetts Institute of Technology. Eric holds a Doctoral degree and a Master of Science degree in computer science from the University of California, Berkeley, and a Bachelor of Science degree in electrical engineering from Princeton University.

K. Ram Shriram

Director Since 1998

K. Ram Shriram has served as a member of our Board of Directors since September 1998. Ram has been a managing partner of Sherpalo Ventures, LLC, an angel venture investment company, since January 2000. From August 1998 to September 1999, Ram served as Vice President of Business Development at Amazon.com, Inc., an ecommerce company. Prior to that, Ram served as President at Junglee Corporation, a provider of database technology, which was acquired by Amazon.com in 1998. Ram was an early member of the executive team at Netscape Communications Corporation. Ram is a Vice Chair of the Stanford University Board of Trustees, as well as a member of the Council on Foreign Relations. Ram holds a Bachelor of Science degree in mathematics from the University of Madras, India.

Robin L. Washington

Director Since 2019

Robin L. Washington has served as a member of our Board of Directors since April 2019. Robin has been the Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc., a biopharmaceutical company, since February 2014. She joined Gilead as Senior Vice President and Chief Financial Officer in May 2008. From January 2006 to June 2007, Robin served as Chief Financial Officer of Hyperion Solutions Corporation, an enterprise software company. Prior to Hyperion, Robin served in a number of executive positions with PeopleSoft, Inc., a provider of enterprise application software. Robin currently serves as a director of Honeywell International, Inc., a diversified technology and manufacturing company, since April 2013, and salesforce.com, inc., a provider of customer relationship management technology, since September 2013 where she currently chairs the audit committee. Robin also serves on the Board

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of Visitors, Graziadio School of Business and Management, Pepperdine University; the Presidents Council & Ross Business School Advisory Board, University of Michigan; and the UCSF Benioff Children’s Hospital Oakland Board of Directors. Robin holds a Master of Business Administration degree from Pepperdine University, a Bachelor of Arts degree in Business Administration from the University of Michigan, and is a certified public accountant.

David C. Drummond

Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet

David C. Drummond, Senior Vice President, Corporate Development, Chief Legal Officer and Secretary of Alphabet since October 2015, has previously served as Google’s Senior Vice President, Corporate Development from January 2006 to October 2015, as Google’s Chief Legal Officer from December 2006 to October 2015, and as Google’s Secretary from 2002 to October 2015. Previously, he served as Google’s Vice President, Corporate Development and General Counsel from February 2002 to December 2005. Prior to joining Google, from July 1999 to February 2002, David served as Chief Financial Officer of SmartForce, an educational software applications company. Prior to that, David was a partner at the law firm of Wilson Sonsini Goodrich & Rosati. David has been a member of the board of directors of KKR Management LLC, the general partner of KKR & Co. L.P., a private equity firm, since March 2014, and serves on its conflicts committee. David holds a Juris Doctor degree from Stanford University and a Bachelor of Arts degree in history from Santa Clara University.

Ruth M. Porat

Senior Vice President, Chief Financial Officer, Alphabet and Google

Ruth M. Porat, Senior Vice President and Chief Financial Officer of Alphabet since October 2015 and also Senior Vice President and Chief Financial Officer of Google since May 2015. Prior to joining Google, she served as Executive Vice President and Chief Financial Officer of Morgan Stanley from January 2010. She previously served as Morgan Stanley’s Vice Chairman of Investment Banking from September 2003 to December 2009 and as Global Head of the Financial Institutions Group from September 2006 through December 2009. Ruth is a Vice Chair of the Stanford University Board of Trustees and a member of the Board of Directors of Stanford Management Company, a member of the Advisory Council of the Hutchins Center on Fiscal and Monetary Policy at the Brookings Institution, and a member of the Economic Strategy Group at the Aspen Institute. Ruth holds a Bachelor of Arts degree from Stanford University, a Master of Business Administration degree with distinction from the Wharton School of the University of Pennsylvania, and a Master of Science degree from the London School of Economics.

Corporate Governance and Board Matters

We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer), and employees, known as the Alphabet Code of Conduct. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, bylaws, and charters of the standing committees of our Board of Directors, form the framework for our corporate governance. The Alphabet Code of Conduct and Corporate Governance Guidelines are available on the Investor Relations section of our website at https://abc.xyz/investor/. We will post amendments to the Alphabet Code of Conduct or any waivers of the Alphabet Code of Conduct for directors and executive officers on the same website.

Stockholders may request printed copies of the Alphabet Code of Conduct, the Corporate Governance Guidelines, and committee charters at no charge by sending inquiries to:

Investor Relations Alphabet Inc. 1600 Amphitheatre Parkway Mountain View, California 94043	Email: investor-relations@abc.xyz

Board Meetings

During 2018, the Board of Directors held six meetings and acted by unanimous written/electronic consent once. Each director attended at least 75% of all Board of Directors and applicable committee meetings. We encourage our directors to attend our annual meetings of stockholders. Four directors attended Alphabet’s 2018 Annual Meeting of Stockholders.

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Board Leadership Structure

In October 2015, Larry became the Chief Executive Officer of Alphabet and Eric became the Executive Chairman of the Board of Directors of Alphabet. In January 2018, following Eric’s decision to step down from his role as the Executive Chairman, John L. Hennessy, the then Lead Independent Director, was appointed to serve as Alphabet’s Chairman of the Board.

The Board of Directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time in light of the evolution of Alphabet’s business and operating environment. In particular, the Board of Directors believes that this structure clarifies the individual roles and responsibilities of Chief Executive Officer and Chairman, streamlines decision-making, and enhances accountability. John, a long-standing member of the Board, has in-depth knowledge of the issues, challenges, and opportunities facing us. As such, the Board of Directors believes that he is best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. His role enables decisive leadership, ensures clear accountability, and enhances the ability to communicate our messages and strategy.

Each of the directors other than Larry, Sergey, Eric, Sundar, and Diane is independent (see “Director Independence” on page 30 of this proxy statement), and the Board of Directors believes that the independent directors provide effective oversight of management.

Board Committees

Our Board of Directors is currently composed of twelve directors. Our Board of Directors has the following four standing committees:

1.	an Audit Committee,
2.	a Leadership Development and Compensation Committee,
3.	a Nominating and Corporate Governance Committee, and
4.	an Executive Committee.

From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.

Each of the standing committees operates under a written charter adopted by the Board of Directors. All of the current standing committee charters are available on the Investor Relations section of our website at https://abc.xyz/investor/other/board/. Printed copies of the charters are available at no charge to any stockholder who requests them by following the instructions on page 26 of this proxy statement.

The membership and meetings during 2018 and the primary functions of each of the standing committees are described below.

Board of Directors	Audit Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee(1)
Larry Page
Sergey Brin
John L. Hennessy
L. John Doerr
Roger W. Ferguson, Jr.
Diane B. Greene
Ann Mather
Alan R. Mulally
Sundar Pichai
Eric E. Schmidt
K. Ram Shriram
Shirley M. Tilghman			(2)

Member
Committee Chair
Independent Director
(1)	Eric served as Chair of the Executive Committee until April 2018. Effective April 2018, the Executive Committee comprises Larry (Chair), Sergey, and Sundar.
(2)	Shirley retired from the Board of Directors, effective February 15, 2018.

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Audit Committee

The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee’s responsibilities include:

•	Selecting, hiring, and compensating our independent auditors.
•	Approving the audit and non-audit services to be performed by our independent auditors.
•	Evaluating the qualifications, performance, and independence of our auditors.
•	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.
•	Reviewing the design, implementation, adequacy, effectiveness and required disclosures of our internal controls and our critical accounting policies.
•	Overseeing the risks and exposures associated with financial matters, tax, accounting, disclosure, investment guidelines and credit and liquidity matters, our programs and policies relating to legal compliance and strategy, competition and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy, including cybersecurity.
•	Reviewing the appointment of an internal auditing executive and reviewing any significant issues raised by the internal audit team.
•	Reviewing with management and the independent auditors our annual audited financial statements, quarterly financial statements, earnings announcements, and other public announcements regarding our results of operations.
•	Reviewing regulatory filings with management and our independent auditors.
•	Preparing any report the SEC requires for inclusion in our annual proxy statement.
•	Obtaining, reviewing and discussing reports from the independent auditors about all critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles, ramifications of their use, and other material written communications between the independent auditors and our management.
•	Reviewing and approving related party transactions.
•	Establishing and overseeing processes and procedures for the receipt, retention, and treatment of complaints and employee submissions about accounting, internal accounting controls, or audit matters.
•	Reviewing and approving policies related to insider trading, related party transactions, investments and accounting for marketable securities, hedging, code of conduct, and global signature and spend authority.

During 2018, the Audit Committee held six meetings and acted by unanimous written/electronic consent three times.

Our Audit Committee currently comprises Ann (Chair), Roger, and Alan, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Audit Committee is independent within the meaning of the rules of the SEC and the Listing Rules of the NASDAQ Stock Market (NASDAQ).

The Board of Directors has determined that, based on her professional qualifications and experience described above, Ann is an audit committee financial expert as defined under the rules of the SEC, and that each member of the Audit Committee is able to read and understand fundamental financial statements as required by the Listing Rules of NASDAQ.

Leadership Development and Compensation Committee

The purpose of our Leadership Development and Compensation Committee is to oversee our compensation programs. The Leadership Development and Compensation Committee’s responsibilities include:

•	Reviewing and approving our general compensation strategy.
•	Establishing annual and long-term performance goals for our senior management.
•	Conducting and reviewing with our Board of Directors an annual evaluation of the performance of our senior management, as appropriate.
•	Evaluating the competitiveness of the compensation of our senior management.
•	Reviewing and approving the selection of our peer companies for the purposes of benchmarking compensation.
•	Reviewing and approving all salaries, bonuses, equity awards, perquisites, post-service arrangements, stock ownership requirements, and other compensation and benefit plans for Alphabet’s Chief Executive Officer and other members of senior management.
•	Reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, indemnification agreements, and other material agreements between us, on the one hand, and our Chief Executive Officer or member of senior management, on the other.
•	Acting as the administering committee for our stock and bonus plans and for any equity, cash, or similar compensation arrangements that may be adopted by us from time to time.
•	Providing oversight for our overall compensation plans and benefit programs for employees, monitoring trends in executive and overall compensation, and making recommendations to the Board of Directors with respect to improvements to such plans and programs or the adoption of new plans and programs.

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•	Reviewing and recommending to our Board of Directors for approval compensation programs and stock ownership requirements, as well as salaries, fees, bonuses, and equity awards for the non-employee members of our Board of Directors in conjunction with the Nominating and Corporate Governance Committee.
•	Reviewing plans for the development, retention, and succession of our senior management.
•	Reviewing executive education and development programs.
•	Monitoring total equity usage for compensation and establishing appropriate equity dilution levels.
•	Reviewing and discussing with management the annual Compensation Discussion and Analysis (CD&A) disclosure and the related narrative and tabular presentations regarding named executive officer compensation and, based on this review and these discussions, making a recommendation to include the CD&A disclosure and the tabular presentations in our annual public filings.
•	Preparing and approving the annual Leadership Development and Compensation Committee Report to be included in our annual public filings.
•	Overseeing risks and exposures associated with leadership assessment, management succession planning, and the operation and structure of compensation programs and arrangements, including incentive plans.

During 2018, the Leadership Development and Compensation Committee held six meetings and acted by unanimous written/ electronic consent three times.

Our Leadership Development and Compensation Committee currently comprises L. John Doerr (Chair), Ram, and Robin, each of whom is a non-employee member of our Board of Directors. Our Board of Directors has determined that each of the directors serving on our Leadership Development and Compensation Committee is independent as defined in the Listing Rules of NASDAQ.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s purpose is to assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors consistent with criteria set by our Board of Directors, to oversee the evaluation of the Board of Directors and management, and to develop and update our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include:

•	Evaluating the composition, size, organization, and governance of our Board of Directors and its committees, determining future requirements, and making recommendations regarding future planning, the appointment of directors to our committees, and the selection of chairs of these committees.
•	Periodically reviewing and recommending to our Board of Directors for approval compensation programs for non-employee members of our Board of Directors in conjunction with the Leadership Development and Compensation Committee.
•	Reviewing and recommending to our Board of Directors director independence determinations made with respect to continuing and prospective directors.
•	Reviewing and recommending to our Board of Directors Section 16 officer determinations with respect to our executive officers.
•	Establishing a policy for considering director nominees for election to our Board of Directors.
•	Recommending ways to enhance communications and relations with our stockholders.
•	Evaluating and recommending candidates for election to our Board of Directors, including nominees recommended by stockholders and nominees to fill interim vacancies.
•	Overseeing our Board of Directors’ performance and annual self-evaluation process and developing continuing education programs for our directors.
•	Evaluating whether a director who notifies our Board of Directors of a change in job responsibilities continues to satisfy the Board’s membership criteria and recommending action to be taken, if any, with respect to the director.
•	Evaluating and recommending to the Board of Directors termination of service of individual members of the Board of Directors as appropriate, in accordance with governance principles, for cause or for other proper reasons.
•	Overseeing risks and exposures associated with director and management succession planning, corporate governance, and overall Board effectiveness.

During 2018, the Nominating and Corporate Governance Committee held four meetings.

Our Nominating and Corporate Governance Committee currently comprises John L. Hennessy (Chair), who is a non-employee member of our Board of Directors. Our Board of Directors has determined that the director serving on our Nominating and Corporate Governance Committee is independent as defined in the Listing Rules of NASDAQ.

Executive Committee

The Executive Committee serves as an administrative committee of the Board of Directors to act upon and facilitate the consideration by senior management and the Board of Directors of certain high-level business and strategic matters. During 2018, the Executive Committee did not hold any meetings. Our Executive Committee currently comprises Larry (Chair), Sergey, and Sundar.

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Director Independence

Our Board of Directors has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. Our Board of Directors has determined that each of the director nominees standing for election, except Larry, Sergey, and Sundar, is an independent director under these standards. In determining the independence of our directors, our Board of Directors considered all transactions in which we and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” on pages 36-38 of this proxy statement, transactions involving payments made by us to companies in the ordinary course of business where certain of our directors serve on the board of directors or as a member of the executive management team of the other company, and transactions involving payments made by us to educational institutions with director affiliations.

Compensation Committee Interlocks and Insider Participation

During 2018, L. John Doerr and Ram served on the Leadership Development and Compensation Committee. Neither member of the Leadership Development and Compensation Committee has been an officer or employee of Alphabet. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our board of directors or the Leadership Development and Compensation Committee.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

Our Nominating and Corporate Governance Committee, a standing committee of our Board of Directors, considers properly submitted recommendations for candidates to our Board of Directors from stockholders. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board of Directors and to address the membership criteria set forth under “Director Selection Process and Qualifications” below. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the company within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on our Board of Directors, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to our Board of Directors should be sent to us by one of the following two ways:

1.	via mail with a copy via email:			2.	via email only:

	Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	With a copy via email: corporatesecretary@abc.xyz	OR		corporatesecretary@abc.xyz

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 27. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 21 of this proxy statement.

Director Selection Process and Qualifications

Our Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on our Board of Directors consistent with criteria established by our Board of Directors in our policy with regard to the selection of director nominees. Pursuant to this policy, the Nominating and Corporate Governance Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Nominating and Corporate Governance Committee recommends director nominees who are ultimately approved by the full Board of Directors.

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Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board of Directors, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the Board of Directors, or search firms. The evaluation of these candidates may be based solely upon the information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate, or other actions the Nominating and Corporate Governance Committee deems appropriate, including the use of third parties to review candidates. The Nominating and Corporate Governance Committee may, at Alphabet’s expense, retain search firms, consultants, and other advisors to identify, screen, and/or evaluate candidates.

When considering a potential non-incumbent candidate, the Nominating and Corporate Governance Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders and to provide practical insights and diverse perspectives. Additionally, due to the global and complex nature of our business, our Board of Directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates. Accordingly, when evaluating candidates for nomination as new directors, the Nominating and Corporate Governance Committee will consider, and will ask any search firm that it engages to provide, a set of candidates that includes both underrepresented people of color and different genders. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our Board of Directors. As part of its consideration of director succession, our Board of Directors and the Nominating and Corporate Governance Committee monitor whether the directors as a group meet the criteria for the composition of the Board of Directors, including overall diversity of perspective and experience.

Our Board of Directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Other directors have experience as presidents or trustees of significant academic, research, and philanthropic institutions, which brings unique perspectives to the Board of Directors. Further, our directors also have other experience that makes them valuable members, such as entrepreneurial experience and experience developing technology or managing technology companies, which provides insight into strategic and operational issues faced by us.

The Nominating and Corporate Governance Committee and the Board of Directors believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Larry Page	•	Business leadership, operational experience, and experience developing technology as Co-Founder of Google and Chief Executive Officer of Alphabet.
	•	In-depth knowledge of the technology sector and experience in developing transformative business models.
Sergey Brin	•	Business leadership, operational experience, and experience developing technology as Co-Founder of Google and President of Alphabet.
	•	In-depth knowledge of the technology sector and experience in developing transformative business models.
John L. Hennessy	•	Leadership and management experience as former President of Stanford University.
	•	Outside board experience as a director of Cisco Systems, Inc. and Atheros Communications, Inc.
	•	Experience developing technology businesses as co-founder of MIPS Technologies, Inc. and Atheros Communications, Inc., chief architect of Silicon Graphics Computer Systems, Inc., and a member of the board of the Chan Zuckerberg Biohub
L. John Doerr	•	Global business leadership as a general partner and Chairman of Kleiner Perkins Caufield & Byers.
	•	Extensive financial and investment expertise as a venture capitalist.
	•	In-depth knowledge of the technology sector and visionary in the industry.
	•	Outside board experience as a director of Amazon.com, Inc., Amyris, Inc., Bloom Energy Corporation, and Intuit, Inc.
Roger W. Ferguson, Jr.	•	Global business leadership and extensive financial, capital markets, and management expertise as President and Chief Executive Officer of TIAA.
	•	Outside board experience as a director of TIAA, General Mills, Inc., and International Flavors & Fragrances Inc.
	•	Extensive experience in management consulting and various policy-making roles, including as Vice Chairman of the Board of Governors of the U.S. Federal Reserve System.
Diane B. Greene	•	Global business and entrepreneurial leadership as a co-founder and former Chief Executive Officer and President of each of VMware, Inc. and bebop Technologies, Inc.
	•	Extensive financial and management expertise as former Chief Executive Officer of a public company.
	•	In-depth knowledge of cloud computing and software-as-a-service businesses.
	•	Outside board experience as a director of Intuit Inc.,VMware, Inc. and SAP.

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Ann Mather	•	Deemed an “audit committee financial expert” with over 20 years of experience in finance and operations of technology companies, particularly publicly traded companies with knowledge of complex global financial and business matters.
	•	Global Leadership and extensive financial experience as Former Executive Vice President and Chief Financial Officer of Pixar.
	•	Public company board and audit committee experience as a director of Arista Networks, Inc., Glu Mobile Inc., Netflix, Inc., and Shutterfly, Inc.
Alan R. Mulally	•	Global business leadership and extensive financial and management expertise as former President and Chief Executive Officer of Ford Motor Company and former Executive Vice President of the Boeing Company.
	•	Outside board experience as a director of Ford Motor Company and an advisory board member of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board.
Sundar Pichai	•	Business leadership, operational experience, and experience developing technology as Chief Executive Officer of Google.
	•	In-depth knowledge of the technology sector, and experience in developing Google’s products and services and leading its strategic vision, management, and operations.
	•	In-depth knowledge of the technology sector.
	•	Outside board experience as a director of Jive Software, Inc.
Eric E. Schmidt	•	Global business leadership as former Executive Chairman of Alphabet, former Chief Executive Officer of Google, and former chairman and Chief Executive Officer of Novell, Inc.
	•	Outside board experience as a director of Novell, Inc., Apple Inc., and Siebel Systems, Inc.
	•	Experience developing technology as former chief technology officer at Sun Microsystems, Inc. and a former member of the research staff at Xerox Palo Alto Research Center.
K. Ram Shriram	•	Global business leadership as founder and managing partner of Sherpalo Ventures, former Vice President of Business Development at Amazon.com, Inc., President of Junglee Corporation, and a member of the executive team of Netscape Communications Corporation.
	•	Extensive financial and investment expertise as a venture capitalist.
	•	Experience as a trustee of Stanford University.
	•	Outside board experience as a director of several private companies.
Robin L. Washington	•	Global business leadership as Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc.
	•	Extensive financial and management expertise as former Chief Financial Officer of Hyperion Solutions Corporation and former executive of PeopleSoft, Inc.
	•	In-depth knowledge of the technology sector.
	•	Outside board experience as a director of Honeywell International, Inc. and salesforce.com, inc.

Management Succession Planning

One of our Board of Directors’ principal duties is to review management succession planning. The Leadership Development and Compensation Committee reviews at least annually and recommends to the full Board of Directors plans for the development, retention, and replacement of executive officers, including the Chief Executive Officer, of Alphabet. Additionally, the Leadership Development and Compensation Committee and the Nominating and Corporate Governance Committee of our Board Directors are jointly responsible for overseeing the risks and exposures associated with management succession planning.

Our Board of Directors believes that the directors and the Chief Executive Officer should collaborate on succession planning and that the entire board should be involved in the critical aspects of the management succession planning process, including establishing selection criteria that reflect our business strategies, identifying and developing internal candidates to ensure the continuity of our culture, and making key management succession decisions.

Management succession is regularly discussed by the directors in board meetings and in executive sessions of the Board of Directors. Directors become familiar with potential successors for key management positions through various means, including regular organization and talent reviews, presentations to the Board of Directors, and informal meetings.

Board’s Role in Risk Oversight

The Board of Directors, as a whole and through its committees, has responsibility for oversight of risk management. The oversight responsibility of the Board of Directors and its committees is enabled by management reporting processes, including an annual company-wide risk assessment, that are designed to provide visibility to the Board of Directors and its committees about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. While the Board of Directors is ultimately

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responsible for risk oversight at Alphabet, our Board of Directors has delegated to its committees oversight of risks associated with their respective areas of responsibility, as summarized below. When appropriate, the committees provide reports to the full Board of Directors on these and other areas for review. Each committee meets in executive session with key management personnel and representatives of outside advisors as needed.

In particular, the Board of Directors has delegated to the Audit Committee the primary responsibility for the oversight of many of the risks facing our businesses. The Audit Committee’s charter provides that it will review and discuss with management any major risk exposures, including, among others, the key areas of oversight set forth on page 28 of this proxy statement, and the steps Alphabet takes to detect, monitor, and actively manage such exposures.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial, and execution risks and exposures associated with our business strategy, product innovation, sales roadmap, policy matters, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures, and data privacy, including cybersecurity.
Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, our programs and policies relating to legal compliance and strategy, merger and acquisition activities, and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy, including cybersecurity.
Leadership Development and Compensation Committee	Risks and exposures associated with leadership assessment, management succession planning, and executive compensation programs and arrangements, including incentive plans.
Nominating and Corporate Governance Committee	Risks and exposures associated with director and management succession planning, corporate governance, and overall board effectiveness.

Executive Sessions

Executive sessions of independent directors are held in connection with each regularly scheduled Board of Directors meeting and at other times as necessary, and are chaired by the Chairman of the Board of Directors. The Board of Directors’ policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors. The committees of the Board of Directors also generally meet in executive session at the end of each committee meeting, except for meetings of the Executive Committee as this committee has no independent directors.

Outside Advisors

Our Board of Directors and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. The Board of Directors and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

Board Effectiveness

Our Board of Directors and each of its committees perform an annual self-assessment to evaluate the effectiveness of the Board and its committees in fulfilling their respective obligations.

Communications with the Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about Alphabet by sending an email or by writing to the Corporate Secretary as follows:

Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	Email: directors@abc.xyz

Any matter intended for the Board of Directors, or for any individual member or members of the Board of Directors, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication about bona fide issues concerning Alphabet delivered to the Corporate Secretary for forwarding to the Board of Directors or specified member or members will be forwarded in accordance with the stockholder’s instructions.

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 22, 2019, concerning, except as indicated by the footnotes below:

•	Each person whom we know beneficially owns more than five percent of our Class A common stock or Class B common stock.
•	Each of our directors and nominees for the Board of Directors.
•	Each of our named executive officers (see the section titled “Executive Compensation” beginning on page 41 of this proxy statement).
•	All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 299,436,023 shares of Class A common stock and 46,544,284 shares of Class B common stock outstanding at April 22, 2019. In computing the number of shares of Class A and Class B common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Class A common stock subject to options held by that person that are currently exercisable, and Class A common stock issuable upon the vesting of Google Stock Units (GSUs) within sixty days of April 22, 2019, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. GSUs entitle the beneficial owner to receive one share of Class A common stock for each share underlying the GSU as the GSU vests. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted. Non-voting Class C capital stock is not included in the table.

	Voting Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock		% Total Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power(1)
Executive Officers and Directors
Larry Page	—	—	19,952,558	42.9	26.1
Sergey Brin	—	—	19,236,666	41.3	25.2
Eric E. Schmidt(2)	200,722	*	3,996,311	8.6	5.3
Ruth M. Porat	3,000	*	—	—	*
Sundar Pichai(3)	16,205	*	—	—	*
David C. Drummond(4)	94,977	*	12,500	*	*
L. John Doerr(5)	145,594	*	1,117,447	2.4	1.5
Roger W. Ferguson, Jr.	—	—	—	—	—
Diane B. Greene(6)	184	*	—	—	*
John L. Hennessy(7)	4,293	*	—	—	*
Ann Mather	1,680	*	—	—	*
Alan R. Mulally	–	–	—	—	—
K. Ram Shriram(8)	144,037	*	—	—	*
Robin L. Washington(9)	–	–	–	–	–
All executive officers and directors as a group(10) (14 persons)	610,692	*	44,315,482	95.2	58.0
Other > 5% Security Holders
BlackRock, Inc.(11)	18,767,367	6.3	—	—	2.5
Entities affiliated with Fidelity(12)	16,125,005	5.4	—	—	2.1
The Vanguard Group(13)	21,943,224	7.3	—	—	2.9

(1)	Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each holder of Class B common stock is entitled to ten (10) votes per share of Class B common stock, and each holder of Class A common stock is entitled to one (1) vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis upon written notice to the transfer agent.

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(2)	Includes 181,840 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 415,512 shares of Class B common stock held by the Schmidt Investments L.P. of which the Schmidt Family Living Trust is the sole general partner; and 2,386,490 shares of Class B common stock held by the Schmidt Family Living Trust of which Eric is a co-trustee.
(3)	Includes 12,541 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable and 1,264 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 22, 2019.
(4)	Consists of 92,887 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable and 2,090 shares of Class A common stock held by David’s spouse.
(5)	Includes 11,728 shares of Class A common stock held by The Austin 1999 Trust; 11,728 shares of Class A common stock held by The Hampton 1999 Trust; 118,653 shares of Class A common stock held by The Benificus Foundation; and 1,117,447 shares of Class B common stock held by Vallejo Ventures Trust. John is a trustee of The Austin 1999 Trust and The Hampton 1999 Trust and has voting and investment authority over the shares held by these trusts. John disclaims any pecuniary interest in these trusts. John is an officer and trustee of the Benificus Foundation and shares the investment authority over the shares held by the Benificus Foundation. John disclaims any pecuniary interest in the Benificus Foundation. John is a trustee of Vallejo Ventures Trust and shares voting and investment authority over the shares held by such trust. The address for The Austin 1999 Trust and The Hampton 1999 Trust is c/o Kleiner Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, CA 94025. The address for The Benificus Foundation and Vallejo Ventures Trust is 751 Laurel Street, #717, San Carlos, CA 94070.
(6)	Includes 123 shares of Class A common stock held by the Greene/Rosenblum Family 2004 Trust; 11 shares of Class A common stock held by the Nathan Greene Rosenblum Irrevocable Trust; and 11 shares of Class A common stock held by the Mara Rosenblum Greene Irrevocable Trust. Diane is a trustee of each of these trusts and has voting and investment authority over the shares held by these trusts.
(7)	Consists of 4,293 shares of Class A common stock held by the Hennessy 1993 Revocable Trust. John is a trustee of the Hennessy 1993 Revocable Trust and has voting and investment authority over the shares held by the Trust.
(8)	Includes 63,041 shares of Class A common stock held by Ram’s spouse; and 16,884 shares of Class A common stock held by Janket Ventures Limited Partnership. Ram has voting and investment authority over the shares held by Janket Ventures Limited Partnership. The address for Janket Ventures L.P. is 2200 Geng Road, Suite 100, Palo Alto, CA 94303.
(9)	Robin was appointed to our Board of Directors effective April 25, 2019, and is included in this table as a nominee to our Board of Directors.
(10)	Consists of 322,160 shares of Class A common stock; 287,268 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; and 1,264 shares of Class A common stock issuable upon vesting of GSUs within sixty days of April 22, 2019.
(11)	Based on the most recently available Schedule 13G/A filed with the SEC on February 4, 2019 by BlackRock, Inc. BlackRock, Inc., a parent holding company through certain of its subsidiaries, beneficially owned 18,767,367 shares of Class A common stock, with sole voting power over 16,150,580 shares, and sole dispositive power over 18,767,367 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(12)	Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2019 by FMR LLC (FMR) and Abigail P. Johnson. FMR, certain of its subsidiaries and affiliates, and other companies, beneficially owned 16,125,005 shares of Class A common stock, with sole voting power over 2,906,495 shares, and sole dispositive power over 16,125,005 shares. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(13)	Based on the most recently available Schedule 13G/A filed with the SEC on February 11, 2019 by The Vanguard Group. The Vanguard Group, an investment adviser, beneficially owned 21,943,224 shares of Class A common stock, with sole voting power over 368,911 shares, shared voting power over 64,080 shares, sole dispositive power over 21,517,886 shares, and shared dispositive power over 425,338 shares. Vanguard Fiduciary Trust Company (VFTC), a wholly-owned subsidiary of The Vanguard Group, Inc. is the beneficial owner of 274,974 shares or 0.09% of the outstanding Class A common stock of Alphabet as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (VIA), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 240,706 shares or 0.08% of the outstanding Class A common stock of Alphabet as a result of its serving as investment manager of Australian investment offerings. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than ten percent of our Class A and Class B common stock and our Class C capital stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during 2018, our directors, executive officers, and ten percent stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•	A late Form 4 report was filed for Eric on March 1, 2018 to report the vesting on February 26, 2018 of (i) 5,491 Class A GSUs (2,723 shares of Class A common stock were withheld to cover applicable taxes and 2,768 shares of Class A common stock were issued); and (ii) 5,491 Class C GSUs (2,590 shares of Class C capital stock were withheld to cover applicable taxes and 2,901 shares of Class C capital stock were issued).
•	A late Form 4 report was filed for Sundar on October 25, 2018 to report the sale of 325 shares of Class A common stock and 9,675 shares of Class C capital stock on October 17, 2018.

In making this statement, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our directors, executive officers, and ten percent stockholders.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedure

Our written Related Party Transactions Policy provides that we will only enter into or ratify a transaction with a related party when our Board of Directors, acting through the Audit Committee, determines that the transaction is in the best interests of Alphabet and our stockholders.

For the purposes of this policy, a related party means:

•	a member of the Board of Directors (or a nominee to the Board of Directors);
•	an executive officer;
•	any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;
•	any immediate family member of any of the persons listed above and any person (other than a tenant or employee) sharing the household of such persons; or
•	any firm, corporation, partnership, or other entity in which any of the persons listed above is a general partner or principal or in a similar position or in which any of the persons listed above has a five percent or greater beneficial ownership interest.

A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than five percent in, or as a director of, such entity that is a party to the transaction.

We review all known relationships and transactions in which Alphabet and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our legal staff, in consultation with our finance team, is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant stockholders with respect to related party transactions and then determining, based on the facts and circumstances, whether Alphabet or a related party has a direct or indirect interest in these transactions. On a periodic basis, our legal and finance teams review all transactions involving payments between Alphabet and any company that has our executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If our legal department determines that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. If advance approval of a transaction is not feasible, the chair of the Audit Committee may approve the transaction, and the Audit Committee may ratify the transaction in accordance with the Related Party Transactions Policy. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;
•	the nature of the related party’s interest in the transaction;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Alphabet and our stockholders;
•	the potential impact of the transaction on a director’s independence; and
•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

If a related party transaction will be ongoing, the Audit Committee may establish guidelines for us to follow in our ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to monitor compliance with the Audit Committee’s guidelines and that the related party transaction remains appropriate. Based on all relevant facts and circumstances, the Audit Committee will determine if it is in the best interests of Alphabet and its stockholders to continue, modify or terminate the related party transaction.

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Related Party Transactions

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our certificate of incorporation, and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Corporate Use of Personal Aircraft

Eric beneficially owns two aircraft, both of which are used by Eric and our other executive officers from time to time for business trips. The reimbursement rate for use of these aircraft is $7,500 per hour. Our Board of Directors approved this hourly reimbursement rate based upon a competitive analysis of comparable chartered aircraft rates that showed that the reimbursement rate is at or below market rates for the charter of similar aircraft. In 2018, we used these aircraft for business-related travel services for certain of our executive officers, including Eric, and we reimbursed Eric approximately $1,230,000. Due to the fact that the $7,500 hourly rate paid for the use of these aircraft is less than the actual operational costs incurred by Eric as owner of these aircraft, Eric does not profit from the use of these aircraft.

Use of Moffett Airfield

Pursuant to a 60-year lease agreement with NASA in early 2015, we became the operator of Moffett Airfield (the Airfield). Larry, Sergey, Eric, and Ram, through their affiliated entities (the Founder Entities), have historically used and paid to NASA applicable fees for the use of the Airfield for their personal aircraft. As the operator of the Airfield, we charge the Founder Entities fees for the use of the Airfield that are (i) non-preferential when compared to the fees charged to other private customers landing aircraft at the Airfield, and (ii) derived from rate schedules that are consistent with what an independent airfield services company believes, based on its industry experience, to be arm’s-length terms that are fair and reasonable to us as the operator. In 2018, we charged the Founder Entities approximately $1,332,000. These flights have not interfered with our business plans for use of the Airfield. These fees are regularly reviewed by our Audit Committee. Larry, Sergey, Eric, and Ram do not have a material interest in any of the transactions described above.

License of Hangar Space at Moffett Airfield

In December 2015, we entered into an agreement to license a portion of our hangar space at the Airfield to LTA Research & Exploration LLC (LTA), which is owned by an entity affiliated with Sergey. From the beginning of 2018 through March 31, 2019, we charged LTA approximately $1,100,000. The Audit Committee believes that this transaction has been conducted on arm’s-length terms that are fair and reasonable to us as the operator of the Airfield based on its review of market comparables that were further reviewed and validated by an independent real estate services firm. This license has not interfered with our business plans for the use of the Airfield. Sergey does not have a material interest in the transaction described above.

Investments in Certain Private Companies

Google, GV, and Gradient Ventures directly invested, or committed to invest, an aggregate of approximately $80.2 million in certain private companies from the beginning of 2018 through March 31, 2019, in which Kleiner Perkins Caufield & Byers was a co-investor or existing investor (excluding Viz.ai, Inc. investment described on page 38 of this proxy statement). KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins Caufield & Byers and several of the managers of the fund, holds more than 10% of the outstanding shares of such private companies. L. John Doerr, who is a member of our Board of Directors, is a managing director/member of the managing members of those funds. John does not have a material interest in any of the transactions described above.

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Equity Investment in Viz.ai, Inc.

In June 2018, GV directly invested $5,000,000 in Viz.ai, Inc., a private company that develops artificial intelligence assisted medical imaging products. KPCB Holdings, Inc., as nominee for certain funds of KPCB, and Innovation Endeavors II, L.P. co-invested in Viz.ai, Inc. alongside GV. Eric is the sole limited partner of Innovation Endeavors II, L.P. KPCB and Innovation Endeavors II, L.P. each hold less than 20% of the outstanding equity of Viz.ai, Inc.

In addition, Diane holds an indirect investment in Viz.ai, Inc. as a limited partner of a venture fund. L. John Doerr, Eric, and Diane do not have a material interest in the transaction described above.

Diane B. Greene

In connection with Google’s acquisition of bebop Technologies, Inc. (bebop) in December 2015, Diane, who was the then CEO, director and stockholder of bebop, became Google Senior Vice President, Chief Executive Officer, Google Cloud. As part of the bebop transaction, Diane received 200,729 shares of Alphabet Class C capital stock (Merger Shares) in exchange for her shares in bebop, with the vesting of a portion of such shares subject to continued employment. On January 28, 2019, Diane stepped down from her position as Google Senior Vice President, Chief Executive Officer, Google Cloud, but remained a member of the Board of Directors. As of her transition date, she had 16,572 unvested Merger Shares. On March 15, 2019, the Board of Directors (other than Diane, who recused herself) unanimously approved a waiver of the employment condition of the vesting of the remaining unvested Merger Shares in light of her leadership and contribution on the Google Cloud team.

At the time of the acquisition, Diane pledged to donate all of the Merger Shares to a donor advised fund.

Office Building Lease

In July 2017, we purchased three office buildings in Mountain View, California, from an unaffiliated third-party seller. Pursuant to the purchase agreement, the seller’s existing leases were transferred to us, including a lease with Zee.Aero, Inc. (d/b/a Kitty Hawk Corporation), an entity affiliated with Larry. From the beginning of 2018 through March 31, 2019, we charged Kitty Hawk Corporation a total of approximately $2,125,000, in accordance with the rates set forth in the underlying lease agreement that was previously negotiated between Kitty Hawk Corporation and the third-party seller. Larry does not have a material interest in the transaction described above.

Certain Relationships

From time to time, we engage in certain transactions with other companies affiliated with our directors, executive officers, and significant stockholders or their immediate family members. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis and do not represent a material interest to such directors, executive officers, or significant stockholders.

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DIRECTOR COMPENSATION

Board Compensation Arrangements for Non-Employee Directors

Alphabet’s director compensation program is designed to attract and retain highly qualified non-employee directors. Our program aligns director compensation with compensation offered by peer companies (identified in Section 3 of the “Compensation Discussion and Analysis”) that compete with us for talent.

We designed the program to address the time, effort, expertise, and accountability required of active board membership. Our Nominating and Corporate Governance Committee and Leadership Development and Compensation Committee believe that annual compensation for non-employee directors should consist of both cash to compensate members for their service on the Board of Directors and its committees, and equity to align the interests of directors and stockholders. By vesting over time, equity also creates an incentive for continued service on our Board of Directors. The Nominating and Corporate Governance Committee and the Leadership Development and Compensation Committee review the compensation programs for non-employee directors on an annual basis.

In 2018, we awarded our standard ongoing compensation to each of our non-employee directors, including an annual $75,000 cash retainer payable in arrears and an annual $350,000 GSU grant. We paid an additional $25,000 annual cash retainer to the Audit Committee chairperson. In April 2018, the Leadership Development and Compensation Committee considered comparative market data from peer companies and approved an additional $25,000 annual cash retainer and an additional $150,000 annual GSU grant for John L. Hennessy, our non-executive Chairman of the Board of Directors, given his additional duties in the role.

We awarded the above-mentioned cash retainers and GSU grants to our non-employee directors on July 11, 2018, the first non-holiday Wednesday of the month following our 2018 Annual Meeting of Stockholders. The exact number of GSUs comprising the equity awards is calculated by dividing the target dollar value of the award by the closing price of Alphabet’s Class C capital stock on the day prior to grant and rounding up to the nearest whole share. All annual GSU grants made to our non-employee directors vest at the rate of 1/48th monthly, beginning on the 25th day of the month following the grant date until fully vested, subject to continued service on our Board of Directors through the applicable vesting dates.

Robin L. Washington was appointed to serve as a member of our Board of Directors and the Leadership Development and Compensation Committee effective April 25, 2019. As such, she did not receive any non-employee director compensation in 2018.

We reimburse our non-employee directors for reasonable out-of-pocket expenses in connection with attendance at Board of Directors and committee meetings.

Under Alphabet’s 2012 Stock Plan, the aggregate amount of stock-based and cash-based awards which may be granted to any non-employee director in respect of any calendar year, solely with respect to his or her service as a member of the Board of Directors, is limited to $1.5 million.

To align directors’ interests with those of our stockholders, each director is required to own shares of Alphabet stock equal in value to at least $1.0 million. Each director has until the later of (i) April 18, 2020; or (ii) five years from the date he or she became a director to comply with these ownership requirements. All of our directors either met the applicable minimum stock ownership guideline as of December 31, 2018 or were within the time period noted above to come into compliance with these requirements.

During 2018, Larry, Sergey, Eric, Sundar, and Diane served as our employee directors and did not receive any compensation for their services as members of our Board of Directors. Following Diane’s transition to non-employee director status on January 28, 2019, she was again eligible to receive our standard non-employee director compensation. Please see the section titled “Executive Compensation” for more information about compensation paid to Larry, Sergey, Eric, and Sundar who were named executive officers during 2018.

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Director Compensation for 2018

The following table summarizes compensation earned by our directors other than Larry, Sergey, Eric, and Sundar during 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
L. John Doerr(2)	75,000	350,786	—	425,786
Roger W. Ferguson, Jr.(3)	75,000	350,786	—	425,786
Diane B. Greene(4)	—	—	47,502,388	47,502,388
John L. Hennessy(5)	83,717	402,711	—	486,428
Ann Mather(2)	100,000	350,786	—	450,786
Alan R. Mulally(6)	75,000	350,786	—	425,786
K. Ram Shriram(2)	75,000	350,786	—	425,786
Shirley M. Tilghman(7)	51,725	—	100,000	151,725
(1)	The amounts in the Stock Awards column reflect the aggregate grant date fair value of GSUs granted to directors in 2018 calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (Compensation – Stock Compensation). The grant date fair value of GSUs granted to the non-employee directors on July 11, 2018 (GSU grant following the 2018 Annual Meeting of Stockholders) was $1,153.90 per share.
(2)	On December 31, 2018, there were 786 Class C GSUs outstanding.
(3)	On December 31, 2018, there were 1,070 Class C GSUs outstanding.
(4)	As a Google employee during 2018, Diane did not receive compensation for her service as a member of our Board of Directors. Diane’s “All Other Compensation” represents her 2018 Google employee total compensation: $650,000 in base salary; $46,612,647 in employee equity awards, the vesting of such equity awards subject to continued employment through the applicable vesting dates; $15,048 in life insurance premiums; $9,250 in 401(k) company match; $1,023 for personal use of aircraft chartered by the company; and $214,420 for personal security. On December 31, 2018, there were 41,501 Class C GSUs outstanding.
(5)	On January 31, 2018, our Board of Directors appointed John to serve as non-executive Chairman of the Board of Directors. In April 2018, the Leadership Development and Compensation Committee approved an additional $25,000 annual cash retainer and an additional $150,000 annual GSU grant for John given his additional duties. John’s compensation in 2018 was prorated for his period of service as a non-employee director (June 7, 2017 to January 30, 2018) and for his period of service as non-executive Chairman of the Board of Directors (January 31, 2018 to June 6, 2018). On December 31, 2018, there were 825 Class C GSUs outstanding.
(6)	On December 31, 2018, there were 777 Class C GSUs outstanding.
(7)	Shirley retired from our Board of Directors, effective February 15, 2018, and her director compensation in 2018 was prorated for her period of service as a non-employee director. Shirley’s “All Other Compensation” represents advisory fees paid by Calico, a subsidiary of Alphabet, for her role as Chairperson of the Calico Scientific Advisory Board and other services to Calico following her retirement from our Board of Directors.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our Compensation Discussion and Analysis (CD&A) includes a detailed discussion of compensation for six named executive officers during the fiscal year ended December 31, 2018:

Larry Page	Chief Executive Officer, Alphabet, and Co-Founder
Sergey Brin	President, Alphabet, and Co-Founder
Eric E. Schmidt	Technical Advisor, Former Executive Chairman of the Board of Directors, Alphabet
Sundar Pichai	Chief Executive Officer, Google
Ruth M. Porat	Senior Vice President and Chief Financial Officer, Alphabet and Google
David C. Drummond	Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet

The CD&A is organized into five sections:

•	Section 1—Executive Summary
•	Section 2—Elements of Pay
•	Section 3—Determining Competitive Levels of Pay
•	Section 4—Pay Mix, Magnitude, and Leverage
•	Section 5—Other Compensation Information

Section 1–Executive Summary

We designed our employee and executive compensation programs to support three goals:

•	Attract and retain the world’s best talent
•	Support our culture of innovation and performance
•	Align employee and stockholder interests

We pay employees competitively compared to other opportunities they might have in the market. We also offer competitive benefits to promote the health and happiness of our employees, provide unique perks that make life and work more convenient, design compelling job opportunities aligned with our mission, and create a fun and energizing work environment.

We believe in pay for performance. A portion of compensation is tied to performance for all employees who receive more than nominal compensation. The proportion of overall pay tied to performance is higher for employees at more senior levels in the organization, reflecting their opportunity for higher impact on company performance.

We use equity awards to align employee and stockholder interests. We require our named executive officers and other senior executives to maintain significant holdings of Alphabet stock. See Section 5 of this CD&A for a description of our minimum stock ownership requirements.

Larry and Sergey have voluntarily elected to receive only nominal cash compensation for their services as Chief Executive Officer and President, respectively, of Alphabet. Nonetheless, the Leadership Development and Compensation Committee continues to regularly evaluate Larry’s and Sergey’s performance, taking into consideration overall Alphabet and individual performance as part of the assessment. As significant stockholders, a large portion of Larry and Sergey’s personal wealth is tied directly to Alphabet’s stock price performance, which provides direct alignment with stockholder interests.

In addition to compensation practices, the Leadership Development and Compensation Committee regularly reviews and provides guidance to Alphabet’s organizational decisions as laid out in its charter (available at https://abc.xyz/investor/other/board/).

Section 2–Elements of Pay

In 2018, we paid base salary to our named executive officers and granted equity awards to certain of our named executive officers. See “Base Salary” and “Equity” under Section 4 of this CD&A for additional details.

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Base Salary

We use salary to provide employees, including our named executive officers, a steady income in line with their skills, experiences, and job opportunities available to them outside of Alphabet, as appropriate.

Equity Awards

We reinforce management’s focus on long-term stockholder value and commitment to the company through equity awards and minimum stock ownership requirements:

•	Equity awards—We make periodic equity awards to our named executive officers (other than Larry, Sergey, and Eric), which are intended to represent equity compensation for each officer over a multi-year period. These awards are granted on an individual basis as deemed appropriate by our Founders and the Leadership Development and Compensation Committee. Our equity awards typically vest over a four-year period, encouraging executives to take a longer term view of our business and allowing us to incorporate longer performance periods into our pay decisions.
•	Minimum stock ownership requirements—In January 2018, we increased our minimum stock ownership requirements as follows: (i) the Founders of Google, the Chief Executive Officer of Alphabet, and the Chief Executive Officer of Google shall each own shares of Alphabet stock equal in value to at least $30.0 million; and (ii) senior vice presidents of Alphabet or Google shall each own shares of Alphabet stock equal in value to at least $6.0 million.

In 2018, we granted equity awards to Ruth and David. See “Equity” under Section 4 of this CD&A for additional details.

Role of Company and Individual Performance

The Leadership Development and Compensation Committee uses overall company performance as an input in determining each named executive officer’s equity award. For Ruth’s and David’s equity awards, company performance is defined as Alphabet’s financial and operational performance and progress against Alphabet’s strategic goals.

The Leadership Development and Compensation Committee also considers individual performance in determining each named executive officer’s equity awards. For Ruth and David, the Leadership Development and Compensation Committee considered Larry’s appraisals of their individual performance and accomplishments.

The Leadership Development and Compensation Committee then makes a final decision on each named executive officer’s equity compensation based on overall Alphabet and/or Google performance and individual performance.

Section 3–Determining Competitive Levels of Pay

Our executive compensation decisions are informed by market data in addition to the reviews of individual roles and performance. We use peer group data to obtain compensation benchmarks for our named executive officers.

For 2018, we determined our peer group by evaluating potential companies against the following criteria:

•	High-technology or media company
•	Key talent competitor
•	High-growth, with a minimum of 50% of Alphabet’s revenue and/or headcount growth over the previous two-year period
•	$10.0 billion or more in annual revenue
•	$50.0 billion or more in market capitalization

Considering these criteria, in October 2017 the Leadership Development and Compensation Committee selected the following companies as peer companies for 2018:

Amazon.com, Inc.	HP Inc.	Oracle Corporation
Apple Inc.	Intel Corporation	QUALCOMM Inc.
Cisco Systems, Inc.	International Business Machines Corporation	The Walt Disney Company
Facebook, Inc.	Microsoft Corporation

When appropriate, we supplement publicly available peer group data with comparable opportunities at other S&P 500 companies and startup organizations.

The Leadership Development and Compensation Committee did not utilize the services of an outside compensation consultant to assess pay levels for 2018.

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Role of Management in Determining Compensation

We regularly review our executive compensation practices against our peer group and market targets. Larry then uses this market data to inform his compensation recommendations to the Leadership Development and Compensation Committee for our named executive officers, other than himself. The Leadership Development and Compensation Committee must approve any changes to pay practices for our named executive officers before implementation.

Say-on-Pay

We hold our advisory vote on executive compensation (commonly known as a “say-on-pay” vote) every three years. We will hold both our say-on-pay vote and advisory vote on the frequency of say-on-pay votes (commonly known as a “say-when-on-pay” vote) at the 2020 annual meeting of stockholders. The Leadership Development and Compensation Committee annually reevaluates our compensation practices to determine how they might be improved.

Section 4–Pay Mix, Magnitude, and Leverage

Pay Mix

The table below shows 2018 pay mix details, including salaries and the fair value of equity awards made in 2018. In 2018, only Ruth and David received equity awards (see “Equity” section below for additional details). The table does not include any other compensation disclosed in the “All Other Compensation” column of our Summary Compensation Table.

2018 ACTUAL COMPENSATION

Name	Title	Salary (%)	Equity (%)
Larry Page	Chief Executive Officer, Alphabet, and Co-Founder	100	N/A
Sergey Brin	President, Alphabet, and Co-Founder	100	N/A
Eric E. Schmidt	Technical Advisor, Former Executive Chairman, Alphabet	100	N/A
Sundar Pichai	Chief Executive Officer, Google	100	N/A
Ruth M. Porat	Senior Vice President and Chief Financial Officer, Alphabet and Google	1.4	98.6
David C. Drummond	Senior Vice President, Corporate Development, and Chief Legal Officer, Alphabet	1.4	98.6

Base Salary

We set salaries for our named executive officers based on their responsibilities and trends we observe in the market (see “Determining Competitive Levels of Pay” under Section 3 of this CD&A for additional details).

In 2018, the Leadership Development and Compensation Committee decided to maintain salaries for Sundar, David, and Ruth at $650,000. Larry and Sergey continue to receive salaries of $1 each per year, and Eric’s salary was maintained at $1.25 million through his transition from Executive Chairman to Technical Advisor.

Equity

Our current practice is to grant equity to Google employees in the form of GSUs. Larry, Sergey, Eric, and Sundar did not receive equity awards in 2018; however, the Leadership Development and Compensation Committee will continue to review their compensation on an ongoing basis.

In January 2018, the Leadership Development and Compensation Committee granted equity awards of $46.0 million that vest over a four-year period to each of Ruth and David.

In determining the value of Ruth’s equity award, Larry, Sundar, and the Leadership Development and Compensation Committee considered the responsibilities of the Alphabet and Google Chief Financial Officer role, including leadership of Business Operations, People Operations, and Real Estate and Workplace Services. Additionally, they considered Ruth’s performance, including her leadership of financial operations and allocation of capital across Alphabet and Google.

In determining the value of David’s equity award, Larry and the Leadership Development and Compensation Committee considered David’s contributions as a primary advisor to Larry and Sergey on Other Bet strategy, which includes providing guidance on investments, operations, talent strategy, and governance. Additionally, they considered David’s performance in his role providing direct oversight over certain Other Bet companies, as well as his role advising Alphabet’s management and Board of Directors as Chief Legal Officer and Secretary.

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Section 5–Other Compensation Information

The first four sections of this CD&A describe how we think about compensation and how that affects our pay practices. Other compensation-related details that may be important considerations for our investors are discussed below.

Risk Considerations

The Leadership Development and Compensation Committee reviewed our compensation programs for employees and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company.

The Leadership Development and Compensation Committee believes that the design of our annual and long-term incentives focuses performance on long-term value creation and discourages short-term risk taking at the expense of long-term results. A substantial portion of employees’ compensation is delivered in the form of equity awards, further aligning their interests with those of stockholders.

The Leadership Development and Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•	The Board of Directors as a whole has responsibility for risk oversight and regularly reviews reports on the deliberations of Board committees. In addition, the Board of Directors reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs.
•	Through discussions with Larry, the Leadership Development and Compensation Committee gains insight into a reasonable range of future company performance expectations. This information is incorporated into decisions regarding compensation of our named executive officers.
•	The majority of compensation provided to our named executive officers is delivered in restricted stock units, which is a variable pay element based on long-term company performance. As compensation of our named executive officers is tied to long-term performance, their interests are closely aligned with stockholders and they are motivated to carefully assess risks to the company to protect their compensation.
•	Given that equity compensation comprises a high percentage of our named executive officers’ overall pay:
–	Our equity awards are subject to vesting conditions that encourage focus on long-term interests rather than only short-term results, and create meaningful incentives for executive retention.
–	Equity awards typically vest over a four-year period to ensure our named executive officers have significant value tied to long-term stock price performance.
–	Our named executive officers are subject to, and are in compliance with, Alphabet’s minimum stock ownership requirements. This ensures that each named executive officer will hold a significant amount of our equity to further align his or her interests with those of our stockholders over the long term.
–	We prohibit all speculative, short-sale, and hedging transactions involving our securities. As a result, our named executive officers cannot insulate themselves from the effects of poor stock price performance.
–	We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee.

Timing of Equity Award Grants

The effective grant date for all equity awards to employees, members of our Board of Directors, and non-employee advisors is the first non-holiday Wednesday of the month following the date on which the equity award is approved by the Leadership Development and Compensation Committee, unless otherwise specified by our Board of Directors or the Leadership Development and Compensation Committee.

The Leadership Development and Compensation Committee does not grant equity compensation awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Minimum Stock Ownership Requirements

To align our named executive officers’ interests with those of our stockholders, the Board of Directors has instituted minimum stock ownership requirements under our Corporate Governance Guidelines.

In January 2018, we increased our minimum stock ownership requirements as follows: (i) the Founders of Google, the Chief Executive Officer of Alphabet, and the Chief Executive Officer of Google shall each own shares of Alphabet stock equal in value to at least $30.0 million; and (ii) senior vice presidents of Alphabet or Google shall each own shares of Alphabet stock equal in value to at least $6.0 million.

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The Founders, the Chief Executive Officer of Alphabet, the Chief Executive Officer of Google, and senior vice presidents of Alphabet or Google shall have until the later of: (i) January 31, 2020; or (ii) five years from hire or promotion to their respective levels to comply with the minimum stock ownership requirements. Alphabet advisors who do not receive annual equity awards and the chief executive officers of Alphabet’s Other Bets are exempt from the minimum stock ownership requirements.

All of our named executive officers either met the applicable minimum stock ownership requirements as of December 31, 2018 or were within the time period noted above to come into compliance with these requirements.

Transactions in Company Securities

Our policy against insider trading prohibits employees and directors from engaging in any speculative or hedging transactions in our securities. We prohibit hedging transactions such as puts, calls, collars, swaps, forward sale contracts, exchange funds, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Alphabet’s securities. No employee or director may engage in short sales of Alphabet securities, hold Alphabet securities in a margin account, or pledge Alphabet securities as collateral for a loan.

Post-Employment and Change in Control Payments

We have no agreements with our named executive officers that provide for additional or accelerated compensation upon termination of the executive’s employment or a change in control of Alphabet, except as set forth below.

Upon a change in control of Alphabet and, unless our Board of Directors or Leadership Development and Compensation Committee determines otherwise, if the successor corporation does not assume or substitute the equity awards held by our employees, including our named executive officers, all unvested stock options and unvested GSUs will fully vest.

The table below shows our estimates of the value each of our named executive officers would have received if their unvested GSUs as of December 31, 2018 had become fully vested as a result of a change in control. All stock options held by our named executive officers as of December 31, 2018 are fully vested.

The estimated benefit amount of unvested GSUs was calculated by multiplying the number of unvested GSUs by the closing price of our Class A common stock or Class C capital stock on December 31, 2018, which were $1,044.96 per share and $1,035.61 per share, respectively.

Name	Number of Unvested GSUs at December 31, 2018 (#)	Estimated Benefit of Unvested GSUs at December 31, 2018 ($)
Larry Page	—	—
Sergey Brin	—	—
Eric E. Schmidt	10,984	11,426,490
Sundar Pichai	78,440	81,280,503
Ruth M. Porat	44,682	46,273,126
David C. Drummond	31,506	32,627,929

Deductibility of Executive Compensation

Beginning in 2018, Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), precludes us from deducting compensation in excess of $1.0 million received by each of our named executive officers in any year.

Perquisites and Other Benefits

Like all employees, our named executive officers are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, disability, and travel insurance, survivor income benefit, employee assistance programs (e.g., confidential counseling), and paid time off. We also pay life insurance premiums for all employees (other than Larry and Sergey).

In addition, we maintain a tax qualified 401(k) retirement savings plan with both pre-tax and after-tax Roth savings features for eligible employees, including our named executive officers. In 2018, we provided a company match equal to the greater of 100% of contributions up to $3,000, or 50% of the maximum contribution under the Code ($18,500) for a maximum match of $9,250, per employee (other than Larry and Sergey). Our company match is fully vested at the time of contribution. Participants are not taxed on their pre-tax contributions or earnings on those contributions until distribution, but pre-tax contributions and all company matching contributions are deductible by us when made. Participants are taxed on their after-tax Roth contributions, and all company matching contributions and after-tax Roth contributions are deductible by us when made.

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In 2018, we paid for personal security for Eric and Sundar, and incremental costs related to the personal use of non-commercial aircraft for Eric, Sundar, Ruth, and David. Pursuant to our Non-Commercial Aircraft Policy, which sets forth the guidelines and procedures for the personal use of non-commercial aircraft, named executive officers and their guests may use company aircraft with appropriate approvals and pay tax on any associated imputed income.

Non-Qualified Deferred Compensation Plan

We maintain a non-qualified deferred compensation plan for most of our U.S.-based employees. The plan allows participants to defer up to 100% of their bonus for a period of three, four, or five years, subject to certain exceptions. The deferred compensation plan is unfunded and unsecured, and participation is voluntary. We do not provide any matching contributions to the deferred compensation plan. During 2018, no named executive officer received a bonus that would be eligible to be deferred under this plan.

No Additional Executive Benefit Plans

Since we do not generally differentiate the benefits we offer our named executive officers from the benefits we offer other employees, we do not maintain any benefit plans that cover only select named executive officers. We also do not maintain any executive retirement programs such as executive pension plans or supplemental executive retirement plans.

Leadership Development and Compensation Committee Report

The Leadership Development and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Leadership Development and Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in this proxy statement.

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE
L. John Doerr, Chair
K. Ram Shriram

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Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the fiscal years ended December 31, 2018, 2017, and 2016.

Name and Principal Position	Year	Salary ($)	(1)	Bonus ($)	(2)	Stock Awards ($)	(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	(4)	All Other Compensation ($)	(5)	Total ($)
Larry Page(6) Chief Executive Officer, Alphabet, and Co-Founder	2018	1		—		—		—	—	—		—		1
	2017	1		—		—		—	—	—		—		1
	2016	1		—		—		—	—	—		—		1
Sergey Brin(6) President, Alphabet, and Co-Founder	2018	1		—		—		—	—	—		—		1
	2017	1		—		—		—	—	—		—		1
	2016	1		—		—		—	—	—		—		1
Eric E. Schmidt Technical Advisor, Former Executive Chairman, Alphabet	2018	1,250,000		—		—		—	—	—		362,016	(7)	1,612,016
	2017	1,250,000		—		—		—	—	2,798,606		677,986		4,726,592
	2016	1,250,000		—		—		—	—	2,430,685		629,106		4,309,791
Sundar Pichai Chief Executive Officer, Google	2018	650,000		—		—		—	—	—		1,231,066	(8)	1,881,066
	2017	650,000		—		—		—	—	—		683,557		1,333,557
	2016	650,000		—		198,695,790		—	—	—		372,410		199,718,200
Ruth M. Porat Senior Vice President, Chief Financial Officer, Alphabet and Google	2018	650,000		—		46,612,647		—	—	—		29,357	(9)	47,292,004
	2017	650,000		—		—		—	—	—		38,638		688,638
	2016	650,000		—		38,313,173		—	—	—		110,956		39,074,129
David C. Drummond Senior Vice President, Corporate Development, Chief Legal Officer, Alphabet	2018	650,000		—		46,612,647		—	—	—		19,585	(10)	47,282,232
	2017	650,000		—		—		—	—	—		14,252		664,252
	2016	650,000		—		—		—	—	—		14,387		664,387

(1)	Salaries reflect amounts earned by the named executive officers in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of the Code.

(2)	Effective 2016, our named executive officers do not receive cash bonuses and receive all variable pay through equity awards.

(3)	Amounts reflect the aggregate grant date fair value of GSUs computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of which named executive officers received the most gains from previously granted equity awards. The grant date fair value of each GSU award is measured based on the closing price of our Class A common stock or Class C capital stock, as applicable, on the date of grant.

(4)	Represents the portion of earnings under our deferred compensation plan that is considered to be “above-market” earnings under applicable SEC rules.

(5)	Generally consists of our 401(k) company match of up to $9,250, life insurance premiums paid by the company for the benefit of the named executive officer, and personal use of company aircraft, unless otherwise noted. The aggregate incremental cost of personal use of the company aircraft is calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The charge reflects the direct operating cost of the aircraft, including fuel, additives and lubricants, an allocable allowance for airframe, engine and APU maintenance and restoration, crew travel expenses, on-board catering, and trip-related landing/hangar/ramp fees and parking costs. This charge does not include any fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, home hangar expenses, and general taxes and insurance.

(6)	Larry and Sergey each receive $1 in base salary and do not participate in our equity programs.

(7)	Includes $332,770 for personal security and $592 for personal use of aircraft chartered by the company. Eric’s “All Other Compensation” in 2018 reflects an update in our aircraft procedures and classification methodology.

(8)	Includes $1,213,068 for personal security and $3,052 for personal use of aircraft chartered by the company. In July 2018, the Leadership Development and Compensation Committee approved an overall security program for Sundar, which was implemented in August 2018.

(9)	Includes $546 for personal use of aircraft chartered by the company.

(10)	Includes $531 for personal use of aircraft chartered by the company.

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Grants of Plan-Based Awards in 2018

The following table provides information regarding the equity awards granted in 2018 to our named executive officers.

Equity Grants(1)
Name	Grant Date	Date of Approval of Equity Awards by Committee	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock Awards ($)
Larry Page	—	—	—		—
Sergey Brin	—	—	—		—
Eric E. Schmidt	—	—	—		—
Sundar Pichai	—	—	—		—
Ruth M. Porat	3/7/2018	3/7/2018	42,007	(2)	46,612,647
David C. Drummond	3/7/2018	3/7/2018	42,007	(2)	46,612,647

(1)	Stock awards (GSUs) are shown at their aggregate grant date fair value in accordance with FASB ASC Topic 718. The fair value of each GSU award is measured based on the closing price of our Class C capital stock on the date of grant.

(2)	The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value by the closing price of our Class C capital stock on March 6, 2018 ($1,095.06), rounding to the nearest whole share number.

Description of Plan-Based Awards

The GSUs granted to Ruth and David in fiscal year 2018 were granted under Alphabet’s 2012 Stock Plan and are governed by the terms of Alphabet’s 2012 Stock Plan and the applicable award agreements. See footnotes to the Outstanding Equity Awards at 2018 Fiscal Year-End table below for a description of the vesting schedule of the GSUs reported in the Grant of Plan-Based Awards in 2018 table above.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested GSUs by our named executive officers at December 31, 2018.

			Option Awards			Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Larry Page	—		—	—	—	—	—
Sergey Brin	—		—	—	—	—	—
Eric E. Schmidt	2/5/2014	(4)	—	—	—	5,492	5,738,920
	2/5/2014	(4)	—	—	—	5,492	5,687,570
	2/2/2011		181,840	306.61	2/2/2021	—	—
	2/2/2011		181,840	305.39	2/2/2021	—	—
Sundar Pichai	2/3/2016	(5)	—	—	—	68,332	70,765,303
	5/1/2013	(6)	—	—	—	5,054	5,281,228
	5/1/2013	(6)	—	—	—	5,054	5,233,973
	4/4/2012		8,646	318.21	4/4/2022	—	—
	4/4/2012		8,646	316.94	4/4/2022	—	—
	8/4/2010		1,459	253.67	8/4/2020	—	—
	8/4/2010		1,459	252.65	8/4/2020	—	—
	7/29/2009		2,436	218.56	7/29/2019	—	—
	7/29/2009		2,436	217.68	7/29/2019	—	—

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			Option Awards			Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)
Ruth M. Porat	3/7/2018	(7)	—	—	—	31,506	32,627,929
	2/3/2016	(5)	—	—	—	13,176	13,645,197
David C. Drummond	3/7/2018	(7)	—	—	—	31,506	32,627,929
	4/4/2012		44,955	318.21	4/4/2022	—	—
	4/4/2012		44,955	316.94	4/4/2022	—	—
	4/4/2012		8,646	318.21	4/4/2022	—	—
	4/4/2012		8,646	316.94	4/4/2022	—	—
	4/6/2011		29,288	287.66	4/6/2021	—	—
	4/6/2011		29,288	286.52	4/6/2021	—	—
	12/1/2010		9,998	282.74	12/1/2020	—	—
	12/1/2010		9,998	281.61	12/1/2020	—	—
	3/4/2009		2,844	159.78	3/4/2019	—	—
	3/4/2009		2,844	159.14	3/4/2019	—	—
(1)	All outstanding options are fully vested and exercisable.
(2)	The option exercise prices have been retroactively adjusted to reflect the April 2, 2014 stock split.
(3)	The market value of unvested GSUs is calculated by multiplying the number of unvested GSUs held by the applicable named executive officer by the closing price of our Class A common stock and Class C capital stock, as applicable, on December 31, 2018, which was $1,044.96 per share and $1,035.61 per share, respectively.
(4)	This award vests as follows: 1/16th of GSUs vested on May 25, 2015 and an additional 1/16th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(5)	This award vests as follows: 1/16th of GSUs vested on March 25, 2016 and an additional 1/16th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(6)	This award vests as follows: 1/72nd of GSUs vested on May 25, 2013 and an additional 1/72nd will vest monthly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(7)	This award vests as follows: 1/16th of GSUs vested on March 25, 2018 and an additional 1/16th will vest quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.

Option Exercises and Stock Vested in Fiscal 2018

The following table provides information for the named executive officers on stock option exercises during the year ended December 31, 2018, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions, and GSUs that vested during the same period.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)	(2)
Larry Page	—	—		—	—
Sergey Brin	—	—		—	—
Eric E. Schmidt	—	—		43,930	49,042,304
Sundar Pichai	—	—		452,589	468,537,431
Ruth M. Porat	—	—		23,677	25,610,555
David C. Drummond	62,588	60,167,027		81,289	83,560,946

(1)	The value realized on exercise is calculated as the product of (a) the number of shares of our Class A common stock or Class C capital stock, as applicable, for which the stock options were exercised and (b) the excess of the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the date of the exercise over the applicable exercise price per share of the stock options.

(2)	The value realized on vesting is calculated as the product of (a) the number of shares of our Class A common stock or Class C capital stock, as applicable, underlying the GSUs that vested and (b) the closing price of our Class A common stock or Class C capital stock, as applicable, on the NASDAQ Global Select Market on the day before vesting.

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Non-Qualified Deferred Compensation Plan

The following table provides information about contributions, earnings, and balances under our nonqualified deferred compensation plan in fiscal year 2018. We do not provide matching contributions to the deferred compensation plan.

Name	Executive Contributions in 2018 ($)	Aggregate Earnings in 2018 ($)	(1)	Aggregate Withdrawals/ Distributions in 2018 ($)	(2)	Aggregate Balance at December 31, 2018 ($)	(3)
Larry Page	—	—		—		—
Sergey Brin	—	—		—		—
Eric E. Schmidt	—	(592,700)		7,554,211		21,496,974
Sundar Pichai	—	(3,832)		4,422,051		0
Ruth M. Porat	N/A	N/A		N/A		N/A
David C. Drummond	—	—		—		—

(1)	The amount reported under Aggregate Earnings in 2018 shows the net amount credited to each officer’s account as a result of the performance of the investment vehicle in which his or her account was deemed invested. For Eric and Sundar, none of the Aggregate Earnings in 2018 represent “above-market” earnings, and therefore are not included in the Summary Compensation Table.

(2)	The amount reported under Aggregate Withdrawals/Distributions in 2018 shows the net amount debited from each officer’s account as a result of scheduled distributions. The distributions and deferral periods were elected by participants before the amounts were deferred, in accordance with plan rules. These amounts are not included in the Summary Compensation Table because these are payouts of prior years’ earnings and contributions.

(3)	The amount reported under Aggregate Balance at December 31, 2018 shows the non-qualified deferred compensation account balance at the end of 2018. For reference, Eric’s previously reported Aggregate Balance at December 31, 2017 in the 2018 proxy statement was $29,643,886 and Sundar’s previously reported Aggregate Balance at December 31, 2017 in the 2018 proxy statement was $4,425,884.

Our deferred compensation plan is unfunded and unsecured, and participation is voluntary. Most U.S.-based employees are eligible to participate in the deferred compensation plan. As Chief Financial Officer, Ruth is ineligible to participate in the deferred compensation plan. The plan allows participants to defer a specified percentage (up to 100%) of their bonus for a period of three, four, or five years, subject to certain exceptions. During the deferral period, the deferred amounts are hypothetically or “notionally” invested in one or more investments funds selected by the committee administering the deferred compensation plan. Each participant’s account is adjusted for gains or losses at least annually based on the rate of gain or loss on the assets in each notional investment fund. We do not guarantee any returns on participant contributions. If a participant’s employment terminates, distribution is made in the form of a lump sum following termination.

During 2018, no named executive officer received a bonus that would be eligible to be deferred under this plan.

Potential Payments Upon Termination or Change in Control

We have no agreements with any of our named executive officers that provide for additional or accelerated compensation on the termination of the executive’s employment or a change in control of Alphabet, except as set forth under “Post-Employment and Change in Control Payments” on page 45 of this proxy statement.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2018. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. There are no shares of Class B Common Stock issued and outstanding under any of our current equity compensation plans. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below.

Plan Category	Class of Common Stock/Capital Stock	(a) Common/ Capital Shares to be Issued Upon Exercise of Outstanding Options and Rights(#)		(b) Weighted- average Exercise Price of Outstanding Options and Rights ($/Share)	(1)	(c) Common/ Capital Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(#)
Equity compensation plans approved by our stockholders	Class A	681,271	(2)	278.26		–	(3)
Equity compensation plans approved by our stockholders	Class C	19,086,944	(4)	279.00		43,348,134	(5)
Equity compensation plans not approved by our stockholders	Class A	48,614	(6)	225.00		—
Equity compensation plans not approved by our stockholders	Class C	80,698	(7)	218.82		—
Total	Class A	729,885		274.63		—
Total	Class C	19,167,642		275.32		43,348,134	(5)
Total	Class A and Class C	19,897,527		274.97		43,348,134	(5)
(1)	The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding GSUs, which have no exercise price.
(2)	Consists of stock options to purchase 666,055 shares, and GSUs representing the right to acquire 15,216 shares of our Class A common stock outstanding under our 2004 Stock Plan.
(3)	Our 2004 Stock Plan expired in April 2014. No further grants may be made under the 2004 Stock Plan.
(4)	Consists of stock options to purchase 650,418 shares of Class C capital stock and GSUs representing the right to acquire 15,216 shares of Class C capital stock outstanding under our 2004 Stock Plan, and GSUs representing the right to acquire 18,421,310 shares of Class C capital stock outstanding under our 2012 Stock Plan.
(5)	Consists of shares of Class C capital stock authorized to be issued pursuant to the Google Inc. 2012 Stock Plan, which was approved by our stockholders at the 2012 Annual Meeting of Shareholders, assumed by Alphabet in October 2015, amended at the 2015, 2016, 2017, and 2018 Annual Meetings of Stockholders and further amended by the Leadership Development and Compensation Committee on April 18, 2019. Of this amount, 11,500,000 shares of Class C capital stock authorized to be issued under the Alphabet Inc. 2012 Stock Plan pursuant to the amendment approved by the stockholders on June 8, 2018, were added to the pool and became available for future issuance in February 2019.
(6)	Consists of shares of Class A common stock to be issued upon exercise of outstanding stock options under the following plans which have been assumed by us in connection with certain of our acquisition transactions: the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010; and the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012. No further grants may be made under any of these plans.
(7)	Consists of shares of Class C capital stock to be issued upon (i) exercise of outstanding stock options that were distributed as a dividend to the issued and outstanding Class A stock options in April 2014 in connection with the stock split under the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010; and (ii) exercise of outstanding stock options and vesting of GSUs that were distributed as a dividend to the issued and outstanding Class A stock options and GSUs in April 2014 in connection with the stock split under the Motorola Mobility Holdings, Inc. 2011 Incentive Compensation Plan assumed by us in connection with our acquisition of Motorola Mobility Holdings, Inc. in May 2012 and (ii) vesting of restricted stock units issued and outstanding under the bebop Technologies, Inc. Award Plan and Apigee Corporation 2015 Equity Incentive Plan; such unvested restricted stock units were assumed by us in connection with our acquisition of bebop Technologies, Inc. in December 2015 and Apigee Corporation in November 2016. No further grants may be made under any of these plans.

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ALPHABET CEO PAY RATIO

The following table sets forth the ratio of Alphabet Chief Executive Officer Larry’s total compensation to that of Alphabet’s median employee for the year ended December 31, 2018.

Chief Executive Officer total annual compensation	$1
Median Employee total annual compensation	$246,804
Ratio of Chief Executive Officer to Median Employee total annual compensation	1:246,804 or 0.000004

In 2017, we granted half-size transitional equity awards to align our equity compensation cycle to the calendar year. In 2018, we resumed granting full-size equity awards, resulting in a year-over-year increase in the median employee total annual compensation.

To determine the median employee compensation, we analyzed all of Alphabet’s employees, excluding Alphabet’s Chief Executive Officer, as of December 31, 2018. We annualized wages and salaries for employees that were not employed for the full year. We used base salary and actual bonus as the consistently applied compensation metric to determine the median employee. If this resulted in more than one individual at the median level, we assessed the grant date fair value of standard equity awards for these individuals and selected the employee with the median award value. After identifying the median employee, we calculated annual total compensation for the median employee according to the methodology used to report the annual compensation of our named executive officers in the Summary Compensation Table on page 47.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees and Services

The following table sets forth all fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2017 and 2018 (in thousands):

	2017 ($)	2018 ($)
Audit Fees(1)	16,742	16,072
Audit-Related Fees(2)	4,365	6,232
Tax Fees(3)	4,547	4,377
Other Fees(4)	334	764
Total Fees	25,988	27,445

(1)	Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.

(2)	Audit-Related Fees: This category consists primarily of system and organization controls reporting and other attest services related to information systems.

(3)	Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)	Other Fees: This category consists of fees for permitted services other than the services reported in audit fees, audit-related fees, and tax fees.

Auditor Independence

We maintain a policy that aims to help maintain auditor independence and our compliance with regulatory requirements by ensuring a process for: 1) internal and external auditor review of proposed services for independence and 2) pre-approval of the services by the Audit Committee. The Audit Committee considers whether the provision of services other than audit services is compatible with maintaining Ernst & Young LLP’s independence.

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Pre-Approval Policies and Procedures

All audit and non-audit services provided by Ernst & Young LLP to us must be pre-approved in advance by our Audit Committee.

If the following conditions are met, the service will be considered pre-approved by the Audit Committee (without any further action from the Audit Committee):

•	the service is identified as a permitted service, as determined by the Audit Committee each year, and
•	the estimated fee for the permitted service is less than or equal to $500,000.

If the service does not meet the conditions noted above, explicit approval must be obtained from the Audit Committee, or the delegate of the Audit Committee who has been granted the authority to grant pre-approvals, before the professional from the independent registered accounting firm is engaged by Alphabet or its subsidiaries to render the service. If a pre-approval is obtained from the Committee delegate, the auditor may be engaged to commence the service but the service must still be presented to the full Audit Committee at its next scheduled meeting.

All services provided to us by Ernst & Young LLP in 2017 and 2018 were pre-approved by the Audit Committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors of Alphabet is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Audit Committee operates pursuant to a charter that is available on the Investor Relations section of our website at https://abc.xyz/investor/other/board.html#audit-committee.

The Audit Committee oversees Alphabet’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Alphabet’s internal control over financial reporting. Alphabet’s independent auditors are responsible for expressing an opinion as to the conformity of Alphabet’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Alphabet’s internal control over financial reporting.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2018, as amended. The Audit Committee has also discussed with Ernst & Young LLP, Alphabet’s independent auditors, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (PCAOB).

The Audit Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2018.

AUDIT COMMITTEE

Ann Mather, Chair
Roger W. Ferguson, Jr.
Alan R. Mulally

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MANAGEMENT PROPOSALS TO BE VOTED ON

Proposal Number 1	Election of Directors

Nominees

The Nominating and Corporate Governance Committee recommended, and our Board of Directors nominated:

•	Larry Page,
•	Sergey Brin,
•	John L. Hennessy,
•	L. John Doerr,
•	Roger W. Ferguson, Jr.,
•	Ann Mather,
•	Alan R. Mulally,
•	Sundar Pichai,
•	K. Ram Shriram, and
•	Robin L. Washington

as nominees for election as members of our Board of Directors at the Annual Meeting. At the Annual Meeting, ten directors will be elected to the Board of Directors. Eric and Diane, who are currently serving on our Board of Directors, are not nominees for election at the Annual Meeting and their terms as directors will end at the Annual Meeting. We thank them for their extraordinary contributions over many years.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Alphabet. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Selection Process and Qualifications” on pages 23-26 and 30-32 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as directors of Alphabet.

Required Vote

The ten nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Alphabet Recommendation

Our Board of Directors recommends a vote FOR the election to the Board of Directors of each of the abovementioned nominees.

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Proposal Number 2	Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2019. During the fiscal year ended December 31, 2018, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain audit-related, tax, and other services. See “Independent Registered Public Accounting Firm” on pages 52-53 of this proxy statement.

The Audit Committee believes that the continued retention of Ernst & Young LLP as our independent registered public accounting firm is in the best interests of Alphabet and our stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Alphabet and our stockholders. If our stockholders do not ratify the appointment, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Ernst & Young LLP.

Alphabet Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

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Proposal Number 3	Approval of Amendment and Restatement of Alphabet’s 2012 Stock Plan

At the Annual Meeting, stockholders will be asked to approve the amendment and restatement of the Alphabet Inc. 2012 Stock Plan, as amended (the Plan), in order to increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 3,000,000 shares. The amended and restated Plan also includes certain revisions in light of changes in the tax treatment of performance-based awards.

In April 2019, the Leadership Development and Compensation Committee recommended and the full Board of Directors adopted, subject to stockholder approval, the amendment and restatement of the Plan to increase the share reserve by 3,000,000 shares of Class C capital stock. Our stockholders have previously authorized us to issue under the Plan up to a total of 85,000,000 shares of Class C capital stock, subject to adjustment upon certain changes in our capital structure. The amendment and restatement of the Plan would also revise or eliminate certain provisions as a result of changes in the tax treatment of performance-based awards.

The Leadership Development and Compensation Committee and the full Board of Directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. The proposed share reserve increase would allow Alphabet to continue its current granting practices.

As of December 31, 2018, of the 85,000,000 shares of Class C capital stock authorized for issuance under the Plan, 43,348,134 shares of stock remained available for future grants of stock awards, a number that the Leadership Development and Compensation Committee and the full Board of Directors believes to be insufficient to meet our anticipated needs. Therefore, the Leadership Development and Compensation Committee recommended, and the full Board of Directors approved, subject to stockholder approval, an increase in the maximum number of shares of Class C capital stock issuable under the Plan by 3,000,000 shares to a total of 88,000,000 shares of our Class C capital stock, subject to adjustment upon certain changes in our capital structure.

On December 20, 2017, Section 162(m) of the Internal Revenue Code was amended to remove the exception permitting the deductibility of qualifying performance-based compensation. In light of these changes, the Leadership Development and Compensation Committee recommended, and the full Board of Directors approved, amendments to the Plan to eliminate certain Plan provisions applicable to awards that were intended to qualify for the eliminated performance-based compensation exception, including annual share and cash limits on individual awards, limitations on the exercise of discretion and the timing and selection of performance measures.

Summary of the Plan

The material features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, which is set forth in Appendix A to this proxy statement.

Purpose

The Board of Directors of Google originally adopted the Plan in April 2012, and it was approved by the stockholders of Google in June 2012. The Plan was subsequently assumed by Alphabet in October 2015 and amended by the Board of Directors, the Leadership Development and Compensation Committee and stockholders in 2015, 2016, 2017, and 2018. The Plan is intended to promote the interests of Alphabet and its subsidiaries (collectively, the Company) and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Administration

The Leadership Development and Compensation Committee administers the Plan in accordance with its terms. The Leadership Development and Compensation Committee has full discretionary authority to administer the Plan, including without limitation, the authority to: (1) designate the employees and consultants of the Company and members of the Board of Directors who shall be granted incentive awards under the Plan and the amount, type and other terms and conditions of such incentive awards and (2) interpret and construe any and all provisions of the Plan and the terms of any incentive award (and any agreement evidencing the grant of an incentive award). The Leadership Development and Compensation Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among participants. The Leadership Development and Compensation Committee may delegate to a subcommittee of one or more members of the Board of Directors or employees of the Company the authority to grant incentive awards, subject to such limitations as the Leadership Development and Compensation Committee shall specify and to the requirements of applicable law.

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Eligibility

Any employee or consultant of, or person who renders services directly or indirectly to, the Company and any member of the Board of Directors is eligible for selection by the Leadership Development and Compensation Committee to receive an incentive award under the Plan (such a person who is selected to receive an incentive award is referred to herein as a participant). As of December 31, 2018, the Company had 98,771 full-time employees and eleven members of the Board of Directors (including five employee directors).

Shares Subject to the Plan

Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan shall not exceed 85,000,000 shares in the aggregate. Currently, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be incentive stock options (ISOs) shall not exceed 85,000,000 shares in the aggregate. As of December 31, 2018, of the 85,000,000 shares of Class C capital stock authorized for issuance under the Plan, 43,348,134 shares of stock remained available for future grant of stock awards. Assuming stockholders approve this proposal, a total of 88,000,000 shares of Class C capital stock will have been reserved for issuance pursuant to the Plan. Assuming stockholders approve this proposal, the maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the Plan that are intended to be ISOs shall not exceed 88,000,000.

For purposes of these maximum share limitations, shares of Class C capital stock shall only be counted as used to the extent that they are actually issued and delivered to a participant (or such participant’s permitted transferees as described in the Plan) pursuant to the Plan. Accordingly, if an incentive award is settled for cash or if shares of Class C capital stock are withheld to pay the exercise price of a stock option or to satisfy any tax withholding requirement in connection with an incentive award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Class C capital stock that are available for delivery under the Plan. In addition, shares of Class C capital stock related to incentive awards that expire, are forfeited or cancelled, or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Class C capital stock owned by a participant (or such participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an incentive award, the number of shares tendered shall be added to the number of shares of Class C capital stock that are available for delivery under the Plan. Notwithstanding anything to the contrary herein, shares of Class C capital stock attributable to incentive awards transferred under any incentive award transfer program (as described below) shall not again be available for delivery under the Plan. As of April 22, 2019, the market value of a share of Class C capital stock was $1,248.84.

Award Types

The Plan permits grants of the following types of incentive awards subject to such terms and conditions as the Leadership Development and Compensation Committee shall determine, consistent with the terms of the Plan: (1) stock options, including stock options intended to qualify as ISOs, (2) other stock-based awards, including in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (3) cash awards. Subject to the terms and conditions set forth in the Plan, incentive awards may be settled in cash or shares of Class C capital stock and may be subject to performance-based and/or service-based conditions.

Stock Options

The Plan permits the Leadership Development and Compensation Committee to grant stock options, including ISOs, which are stock options that are designated by the Leadership Development and Compensation Committee as incentive stock options and which meet the applicable requirements of incentive stock options pursuant to Section 422 of the Code, subject to certain terms and conditions.

Exercise Price. The exercise price per share of Class C capital stock covered by a stock option shall not be less than 100% of the fair market value of a share of Class C capital stock on the date on which such stock option is granted. For this purpose, fair market value (Fair Market Value) is determined as being equal to the closing sales price on the date of grant or, if not so reported for such day, the immediately preceding business day, of a share of Class C capital stock as reported on the principal securities exchange on which shares of Class C capital stock are listed and admitted to trading.

Terms Applicable to Stock Options. A stock option granted to a participant under the Plan allows a participant to purchase up to a specified total number of shares of Class C capital stock at a specified exercise price per share during specified time periods, each as determined by the Leadership Development and Compensation Committee in its discretion, provided that no stock option may have a term of longer than ten (10) years.

Additional Terms for ISOs. Stock options granted under the Plan that are intended to qualify as ISOs are subject to certain additional terms and conditions as set forth in the Plan, including: (1) each stock option that is intended to qualify as an ISO must be designated as an ISO in the agreement evidencing its grant, (2) ISOs may only be granted to individuals who are employees of the Company, (3) the aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Class C capital stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code, and (4) no ISO may

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be granted to a person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (a) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class C capital stock at the time such ISO is granted and (b) such ISO is not exercisable after the expiration of five years from the date it is granted. Any stock option granted under the Plan that is designated as an ISO but for any reason fails to meet the requirements of an ISO shall be treated under the Plan as a nonstatutory stock option.

Repricing Prohibited. Alphabet may not reprice any stock option granted under the Plan without the approval of the stockholders of Alphabet. For this purpose, “reprice” means (1) any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) any other action that is treated as a repricing under U.S. generally accepted accounting principles (GAAP), or (c) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying Class C capital stock, in exchange for another stock option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (2) any other action that is considered to be a repricing under formal or informal guidance issued by NASDAQ.

Non-Employee Director Awards

Any awards granted to non-employee members of the Board of Directors under the Plan in respect of any calendar year, solely with respect to his or her service to the Board of Directors, may not exceed $1,500,000, based on the aggregate value of cash-based awards and the fair market value of any stock-based awards granted under the Plan, in each case determined as of the date of grant. The Board of Directors will reassess this cap at least once every five years. As of December 31, 2018, there were six non-employee members of the Board of Directors.

Incentive Award Transfer Program

Each of the Board of Directors and the Leadership Development and Compensation Committee has the authority under the Plan to implement a program, which would permit participants the opportunity to transfer any outstanding incentive awards to a financial institution or other person selected by the Board of Directors or the Leadership Development and Compensation Committee.

Amendment and Termination

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend the Plan in any respect whatsoever, provided that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. Except as expressly provided in the Plan, no action under the Plan may, without the consent of a participant, reduce the participant’s rights under any previously granted and outstanding incentive award.

Adjustments Upon Certain Changes

The Plan includes provisions that require or permit the Leadership Development and Compensation Committee to make certain adjustments upon the occurrence of specified events, including provisions that provide as follows: (1) upon the occurrence of certain events affecting the capitalization of Alphabet such as a recapitalization or stock split, the Leadership Development and Compensation Committee shall make appropriate adjustments in the type and maximum number of shares available for issuance under the Plan and the limits described above for ISOs, (2) in the event of an increase or decrease in the number or type of issued shares of common stock of Alphabet without receipt or payment of consideration by the Company, the Leadership Development and Compensation Committee shall appropriately adjust the type or number of shares subject to each outstanding incentive award and the exercise price per share, if any, of shares subject to each such incentive award, (3) in the event of a merger or similar transaction as a result of which the holders of shares of Class C capital stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Leadership Development and Compensation Committee shall appropriately adjust each outstanding incentive award so that it pertains and applies to the securities which a holder of the number of shares of Class C capital stock subject to such incentive award would have received in such transaction, and (4) upon the occurrence of certain specified extraordinary corporate transactions, such as a dissolution or liquidation of Alphabet, sale of all or substantially all of the Company’s assets, and certain mergers involving Alphabet, and upon any other corporate change, including but not limited to the sale of a subsidiary or business unit, the Leadership Development and Compensation Committee has discretion to make certain adjustments to outstanding incentive awards, cancel outstanding incentive awards and provide for cash payments to participants in consideration of such cancellation, or provide for the exchange of outstanding incentive awards.

Summary of Federal Income Tax Consequences of Awards

ISOs. A participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as

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long-term capital gain or loss. In such case, Alphabet would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

Restricted Stock and Restricted Stock Units. A participant will not recognize income at the time restricted stock is granted. When the restrictions lapse with regard to any portion of restricted stock, the participant will recognize ordinary income equal to the fair market value of the vested shares, unless the participant elected to realize ordinary income in the year of the grant equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. A participant will not recognize income at the time restricted stock units (GSUs) are granted. When GSUs vest, the participant will recognize ordinary income equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. Alphabet is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Section 162(m) Compensation Deduction Limitation. In general, Section 162(m) limits Alphabet’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m), as amended. A “covered employee” includes each individual who served as Alphabet’s Chief Executive Officer or Chief Financial Officer at any time during the taxable year, each of the three other most highly compensated officers of the Company for the taxable year, and any other individual who was a covered employee of the Company for the preceding tax year beginning after December 31, 2016.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Plan Benefits

The amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

Required Vote

Approval of the proposed amendment and restatement of the Plan to increase the maximum number of shares of our Class C capital stock that may be issued under the Plan by 3,000,000 shares requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” approval of the amendment and restatement of the Plan.

Alphabet Recommendation

We believe strongly that the approval of the increase in the number of Class C capital stock issuable under the Plan by 3,000,000 shares is essential to our continued success. Our employees are among our most valuable assets. Equity awards provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals.

For the reasons stated above the stockholders are being asked to approve the amendment and restatement of the Plan.

Our Board of Directors recommends a vote FOR the approval of the increase in the number of Class C capital stock issuable under the amended and restated Plan by 3,000,000 shares.

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STOCKHOLDER PROPOSALS

Proposal Numbers 4-16 are proposals we received from our stockholders. If the proponents of these proposals, or representatives who are qualified under state law, are present at our Annual Meeting and submit the proposals for a vote, then the proposals will be voted upon. The stockholder proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The Board of Directors’ recommendation on each proposal is presented immediately following our opposing statement to the proposal. We will promptly provide you with the name, address, and, to our knowledge, the number of voting securities held by the proponents of the stockholder proposals, upon receiving a written or oral request directed to:

Alphabet Inc.	Email: corporatesecretary@abc.xyz	(650) 253-3393
Attn: Corporate Secretary
1600 Amphitheatre Parkway Mountain View, California 94043

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Proposal Number 4	Stockholder Proposal Regarding Equal Shareholder Voting

Give Each Share an Equal Vote

RESOLVED:

Shareholders request that our Board take all practicable steps in its control to initiate and adopt a recapitalization plan for all outstanding stock to have one vote per share. We recommend that this be done through a phase-out process in which the board would, at the earliest practicable time, establish fair and appropriate mechanisms through which disproportionate rights of Class B shareholders could be eliminated. This is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts.

SUPPORTING STATEMENT:

In our company’s multi-class voting structure, each share of Class A common stock has one vote and each share of Class B common stock has 10 votes. As a result, Mr. Page and Mr. Brin currently control over 51% of our company’s total voting power, while owning less than 13% of stock. This raises concerns that the interests of public shareholders may be subordinated to those of our co-founders.

When certain stock have more voting power than other stock, our company takes our public shareholder money but does not let us have an equal voice in our company’s management. Without a voice, shareholders cannot hold management accountable. For example, despite the fact that more than 85% of outsiders (average shareholders) voted AGAINST the creation of a third class of stock (class C) in 2012, the weight of the insiders’ 10 votes per share allowed the passage of this proposal.

On July 31, 2017, the S&P Dow Jones Indices announced that the S&P Composite 1500 and its component indices will no longer add companies with multiple share class structures. This change reflects a toughening stance by index firms and the investors they represent who increasingly emphasize the importance of corporate governance rights.

In reaction to the change at the S&P, the executive director of the Council of Institutional Investors (CII) stated: “Multiclass structures...rob shareholders of the power to press for change when something goes wrong, which happens sooner or later at most if not all companies...Shareholders at such companies have no say in electing the directors who are supposed to oversee management.”

CII recommends a seven year phase-out of dual class share offerings. The International Corporate Governance Network supports CII’s recommendation “to require to a time-based sunset clause for dual class shares to revert to a traditional one-share/one-vote structure no more than seven years after a company’s IPO date.” Independent analysts appear to agree with our concerns. As of November 1, 2018, Institutional Shareholder Services (ISS), which rates companies on governance risk, gave our company a 10, its highest risk category, for the Governance QualityScore. ISS rates our shareholder rights and compensation a 10, and our board is rated a 9, also indicating relatively higher risk according to ISS.

Alphabet Opposing Statement

Our Board of Directors believes that the capital structure set out in our Amended and Restated Certificate of Incorporation is in the best interests of the company and our stockholders.

Since its inception, Google has been managed with a focus on the long term. This focus was emphasized by our Founders, Larry and Sergey, in their letter to our stockholders at the time of Google’s initial public offering in 2004: “We are creating a corporate structure that is designed for stability over long time horizons. By investing in Google, you are placing an unusual long term bet on the team, especially Sergey and me, and on our innovative approach.” They reiterated their commitment to our long-term focus in their April 2012 letter to our stockholders. The implementation of our holding company, Alphabet, in October 2015 further reinforces this long-term view.

The dual class capital structure with two classes of common stock (Class A common stock with one (1) vote per share and Class B common stock with ten (10) votes per share) has been in existence since we became a public company in 2004, and the tri-class structure, with a new class of non-voting capital stock (Class C capital stock), was approved by votes representing a majority of our outstanding common stock at the 2012 Annual Meeting of Stockholders. Every investor purchasing a share of our Class A common stock and our Class C capital stock is aware of this capital structure, which is disclosed in detail in our public filings with the SEC, and many are attracted to our stock by the long-term stability that our Founders and largest Class B stockholders, Larry and Sergey, provide to the company.

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We believe that our success is owed in large part to the leadership and vision provided by our Founders. Through their leadership and focus on innovation and long-term growth, we have established a track record of building a strong company and creating stockholder value. We believe that the stability provided by the tri-class voting structure gives us greater ability to focus on long-term interests than might otherwise be the case.

Further, we have established a robust governance structure to ensure independent oversight of the management team. In January 2018, John L. Hennessy was appointed by our Board of Directors to serve as our non-executive, independent Chairman. Our Board of Directors believes that he is best positioned to develop agendas that ensure that our Board of Directors’ time and attention are focused on the most critical matters for the company and its stockholders. His role enables decisive leadership and enhances accountability. Our Chairman, along with the other independent members of our Board of Directors, provide oversight of, and valuable guidance to, management, including Larry and Sergey, and hold them accountable. As such, we believe the current corporate governance structure is sound and effective.

Our Board of Directors believes that our capital structure combined with our governance structure has provided significant stability to the company, and is therefore in the best interests of our stockholders. Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 5	Stockholder Proposal Regarding Inequitable Employment Practices

RESOLVED that shareholders of Alphabet Inc. (“Alphabet”) urge the Board of Directors to adopt a policy that Alphabet will not engage in any Inequitable Employment Practice. “Inequitable Employment Practices” are mandatory arbitration of employment-related claims, non-compete agreements with employees, agreements with other companies not to recruit one another’s employees, and involuntary non-disclosure agreements (“NDAs”) that employees are required to sign in connection with settlement of claims that any Alphabet employee engaged in unlawful discrimination or harassment.

SUPPORTING STATEMENT

In recent years, companies have increasingly relied on a suite of contractual arrangements involving their employees, Inequitable Employment Practices that burden the economy, impede labor mobility and prevent the discovery and redress of misconduct. As a result, there is a robust public debate over their use, including responses by legislators, regulators and state attorneys general.

“No-poaching” pacts, in which companies agree not to recruit one another’s employees, introduce labor market inefficiencies and inhibit innovation. In 2015, Alphabet settled software engineers’ claims that it had a no-poaching agreement with Apple and Google. Federal legislation has been introduced to ban the practice, and 11 attorneys general are investigating fast food franchisees’ agreements.

Companies increasingly seek to impose non-compete restrictions, originally designed for higher-level knowledge workers, on entry-level workers. The Obama Administration opposed this expansion, and measures to curb it have been introduced in Congress and many states, including New York. There is evidence that non-compete provisions stifle innovation and entrepreneurship, which in turn harms the broader economy.

Mandatory arbitration and NDAs undermine public policy by limiting remedies for wrongdoing and keeping misconduct secret. Mandatory arbitration precludes employees from suing in court for wrongs like wage theft, discrimination and harassment, and requires them to submit to private arbitration, which has been found to favor companies and discourage claims. The recent high-profile sexual harassment cases of former Fox News anchor Gretchen Carlson and Uber’s Susan Fowler highlighted the impact of arbitration clauses. In December 2017, the “Ending Forced Arbitration of Sexual Harassment” bill was introduced in Congress by legislators from both parties. All 56 state and territorial attorneys general urged Congressional leaders to support it.

NDAs, which can be used in both court settlements and arbitration, may conceal patterns of misbehavior. The secrecy NDAs provide can allow a toxic culture to flourish, increasing the severity of eventual consequences and harming employee morale. NDAs were allegedly used to keep sexual harassment by Harvey Weinstein and Bill O’Reilly secret, and the #MeToo movement has drawn substantial attention to this problem.

Washington State recently banned the use of NDAs in sexual harassment cases and similar legislation has been proposed in New York, California and Pennsylvania. Federal legislation has been introduced to limit employers’ ability to secure NDAs upfront and require employers to disclose information about sexual harassment claims.

Our Proposal asks Alphabet to commit not to use any of the Inequitable Employment Practices, which we believe will encourage focus on human capital management and improve accountability. We urge shareholders to vote for this Proposal.

Alphabet Opposing Statement

Alphabet is committed to equality and fairness. From that commitment comes our dedication to complying with all employment and competition laws and ensuring that we maintain fair employment practices throughout the company.

Our Code of Conduct includes the requirement to comply with all applicable legal requirements, but more importantly, we have taken several meaningful steps beyond those basic requirements to avoid and prevent inequitable employment concerns. In particular, we have developed a cogent set of policies and practices in this area, including, but not limited to, policies on harassment, discrimination, retaliation, standards of conduct, and workplace concerns; arbitration of employment disputes; and how we look at pay, pay equity and how to respond to pay equity analyses we conduct.

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We are committed to preventing harassment of any nature. Google recently conducted a thorough review of its policies. In November 2018, Google announced several changes to improve workplace practices and announced in February 2019 that it will no longer require current and future employees to arbitrate employment disputes, including, but not limited to, sexual harassment and assault claims. We acknowledge that we need to continually make progress in order to create a better workplace environment, and as such, we are committed to undertaking ongoing review and discussions in this area.

Google’s Code of Conduct also prohibits the broad application or misuse of non-compete agreements under the policy that “we respect our competitors and want to compete with them fairly.” There are instances in which non-compete restrictions are needed to preserve the interests of the company and our stockholders, and in these limited cases, the ability to enter into non-compete agreements is mutually beneficial for us, our stockholders, and the efficiency of the general economy.

Further, we are committed to adhering to relevant competition laws, which may prohibit certain broad “no-poaching” agreements with other companies not to recruit one another’s employees. Compliance with competition laws is an important requirement for us, and we have no intention of engaging in unlawful practices.

Given the above, our Board of Directors does not believe that implementing this proposal would provide any incremental value or benefit to our stockholders or employees.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 6	Stockholder Proposal Regarding the Establishment of a Societal Risk Oversight Committee

Resolved, shareholders request that Alphabet Inc. (“Alphabet” or “the Company”) establish a Societal Risk Oversight Committee (“the Committee”) of the Board of Directors, composed of independent directors with relevant experience. The Committee should provide an ongoing review of corporate policies and procedures, above and beyond legal and regulatory matters, to assess the potential societal consequences of the Company’s products and services, and should offer guidance on strategic decisions. As with the other Board committees, a formal charter for the Committee and a summary of its functions should be made publicly available.

Supporting Statement:

Alphabet’s technologies have tremendous power to uplift society by facilitating information-sharing and connecting communities. However, without proper oversight, these same technologies can cause unintended and widespread harm, including proliferating false information; facilitating malicious organizing and violence; and enabling exploitation, bullying, hate, and extremism. Further, the Company has amassed unprecedented amounts of user information, raising significant privacy concerns. These issues pose material risks to the Company. To secure the trust of its stakeholders, Alphabet must holistically consider the potential of its products and services to harm individuals, communities, and society, and embed an ethical framework across its product and business development efforts.

Company leadership acknowledges that these big picture questions must be addressed. Sergey Brin’s 2017 Founders’ Letter recognizes, “there are very legitimate and pertinent issues being raised, across the globe, about the implications and impacts of these advances. This is an important discussion to have. While I am optimistic about the potential to bring technology to bear on the greatest problems in the world, we are on a path that we must tread with deep responsibility, care, and humility. That is Alphabet’s goal.” While Proponents share that goal, investors currently do not have the necessary information to assess how the Company will achieve it.

Because the Board operates outside of the day-to-day decision making process and is charged with managing higher-level, strategic issues, Proponents believe a Societal Risk Oversight Committee would be best positioned to oversee Alphabet’s efforts to address ethical issues concerning the Company’s technologies and relationships and their societal impacts.

Given the disproportionate impact that Alphabet’s internal decisions can have on individuals and society, and to ensure the Company is assessing, anticipating, and addressing any potential material societal and ethical ramifications of its technologies and relationships, Proponents believe the Societal Risk Oversight Committee should consider convening an advisory board of external stakeholders. Such a board can draw on ethicists, philosophers, technologists, civil liberties experts, worker-elected representatives, and other experts in order to provide outside perspectives on potential and emerging risks, as well as their societal impacts.

The Proponents believe the establishment of this Committee is in the best long-term interest of the Company and would help protect Alphabet’s reputation and reinforce its industry leadership in an area closely watched by investors, consumers, advertisers, and policymakers. Therefore, we urge all shareholders to vote in support of this proposal.

Alphabet Opposing Statement

The current structure of our Board of Directors and its committees (Audit, Leadership Development and Compensation, and Nominating and Corporate Governance) allows for regular assessments on a variety of topics, including the societal impacts of our products and services. As described in Alphabet’s Corporate Governance Guidelines, our Board of Directors has overall responsibility for risk oversight, specifically as it relates to the strategic, financial and execution risks and exposures we face, including oversight of product innovation and policy matters, among others. Our Board of Directors takes this responsibility very seriously.

Consistent with these guidelines, we devote significant resources to ensure that we are aware of, and able to appropriately address the various risks that our businesses face and the impacts they can have on society. Our Board of Directors, which has the ultimate responsibility of risk management and maintains robust oversight of these issues, empowers and directs management as appropriate. The oversight performed by our Board of Directors and the relevant committees is also informed by their discussions with management and, as authorized by Alphabet’s Corporate Governance Guidelines and the respective committee charters, external experts and advisors that they consider necessary or appropriate.

As recent examples, our Audit Committee has considered topics related to the social impact of technology, including our ongoing work to improve content quality, our substantial efforts to eliminate election interference and our implementation of programs such as “Grow with Google” designed to offer free training, certifications, and events to provide individuals, developers, startups, and veterans with the tools and resources to find a job, grow their skills, career or business, and incorporate the benefits of technology into everyday life.

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We have regularly publicly released information about our ongoing work on content quality and election interference, such as Google’s white paper released on February 16, 2019 providing more detail about its work to tackle the intentional spread of misinformation—across Google Search, Google News, YouTube and its advertising systems (https://www.blog.google/around-the-globe/google-europe/fighting-disinformation-across-our-products/); Google’s January 16, 2019 update on its work to prevent abuse ahead of the EU elections in May (https://www.blog.google/around-the-globe/google-europe/update-our-work-prevent-abuse-ahead-eu-elections/); the September 4, 2018 written testimony of Kent Walker, Senior Vice President, Global Affairs & Chief Legal Officer, Google (https://www.blog.google/outreach-initiatives/public-policy/our-testimony-us-senate-select-committee-intelligence/); Google’s update on state-sponsored election influence attempts released on August 23, 2018 (https://www.blog.google/technology/safety-security/update-state-sponsored-activity/); and the 2017 public testimony of then Senior Vice President, General Counsel of Google, Kent Walker (https://www.blog.google/outreach-initiatives/public-policy/security-and-disinformation-us-2016-election/).

As a leader in artificial intelligence (AI), Google also publicly released AI principles that actively govern its research and product development and impact its business decisions. In the AI principles, Google articulates that AI should (i) be socially beneficial; (ii) avoid creating or reinforcing unfair bias; (iii) be built and tested for safety; (iv) be accountable to people; (v) incorporate privacy design principles; (vi) uphold high standards of scientific excellence; and (vii) be made available for uses that accord with these principles. We are also committed to making responsible progress in the development of AI and to sharing our knowledge, research, tools, datasets, and other resources with the larger community, such as through the release of Google’s Responsible AI Practices (https://ai.google/education/responsible-ai-practices). We have also established a formal review structure to assess Google’s new projects, products and deals, including consideration for how the AI Principles apply. The review structure is composed of a diverse and inclusive group, including senior executives, user researchers, social scientists, ethicists, human rights specialists, policy and privacy advisors, legal experts, and senior experts from a variety of other disciplines (https://www.blog.google/technology/ai/google-ai-principles-updates-six-months/).

Our Audit Committee has also considered topics related to sustainability and we have publicly reported our efforts in this space, such as our goal to source carbon-free energy in Google’s data centers around the world (https://blog.google/outreach-initiatives/sustainability/internet-24x7-carbon-free-energy-should-be-too/).

Our Leadership Development and Compensation Committee has considered topics such as gender pay equity and the broader inclusion of underrepresented groups in technology, including initiatives to help address the underrepresentation. As a result, Google’s Objectives and Key Results for 2019 include a focus on diversity, pay equity, and inclusion.

Our governance structure empowers our Board of Directors and its committees to holistically review our business and to consider a wide range of risks, including the societal impacts of our products and services, among others. Further, our Board and management have already addressed several key concerns the proposal raises through existing robust systems, structures, processes, and controls, with the Board of Directors and management providing significant oversight. Establishing a separate committee to consider risks already considered by the Board of Directors and its existing committees would result in a duplication of efforts with no incremental benefit to stockholders or any stakeholders.

Consequently, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 7	Stockholder Proposal Regarding a Report on Sexual Harassment Risk Management

Report on Sexual Harassment Risk Management

WHEREAS, Company executives have aggressively allied themselves with a variety of progressive social and political causes at the same time sexual harassment is alleged to be a serious problem within the Company by many of the Company’s own employees.

This hypocrisy threatens the Company’s reputation. The fate of The Weinstein Company LLC, which has declared bankruptcy, underscores this risk.

Several public companies have lost billions in market capitalization shortly after executives have been accused of sexual misconduct, prompting lawsuits by shareholders.

Recent events have placed the Company’s policies and practices under scrutiny. In December 2017, then-Executive Chairman of the Board of Directors Eric Schmidt abruptly and unexpectedly stepped down but retained his board seat.

In November 2018, thousands of Company employees walked out in response to a New York Times story that the Company had paid millions of dollars in exit packages to executives accused of harassment but stayed silent about the actual events.

The Company can take measures to manage and improve risk oversight and by doing so, signal to employees – and investors – that the Board and management are committed to ensuring a safe workplace.

RESOLVED, Shareholders request management review its policies related to sexual harassment to assess whether the Company needs to adopt and implement additional policies and to report its findings, omitting proprietary information and prepared at a reasonable expense by December 31, 2019.

SUPPORTING STATEMENT

Such a report might include:

•	A review of policies and procedures to confirm that effective grievance mechanisms are in place and are being publicized within the Company, and that material penalties exist and are being appropriately enforced.
•	Disclosure of the number of firings and disciplinary actions short of termination taken by the Company as a result of these policies.
•	Disclosure of information about sexual harassment financial settlements, omitting names of the parties but including the number of settlements, the aggregate dollar amount of settlements, statistics on the management level of the alleged perpetrator, and statistics on the general nature of the alleged offenses.
•	A review of executive compensation structures analyzing how performance can be linked to a reduction in sexual harassment within the Company.
•	A review of employment recruitment efforts in terms of how they achieve ideological, political, religious and geographical diversity. A less monolithic Company culture, where differences are actually celebrated and respected, will create a more inclusive workplace.

Alphabet Opposing Statement

Harassment is antithetical to our company’s values. We strive to build a safe, harassment-free and inclusive workplace for everyone — regardless of gender identity and expression, sexual orientation, mental or physical disabilities, ethnicity, nationality, race, age, religion, or other protected category.

Alphabet takes violations of its policies that govern conduct, and prohibit discrimination, harassment and retaliation (collectively, the “Conduct Policies”) very seriously and continues to improve the ways in which the Conduct Policies facilitate timely and appropriate responses to incident reports while providing increased transparency around investigations and outcomes. We have strong policies prohibiting harassment and we provide training to employees and managers on those policies. We have avenues to report concerns and we address those concerns — including conducting investigations into alleged wrongdoing — promptly and thoroughly. In addition, as part of our ongoing effort to provide transparency, Google shares with its employees an annual Investigations Report, which summarizes employee-related investigations of misconduct and provides insight into the process on how investigations are handled. Our Board of Directors has and will continue to review our policies and processes, including those that pertain to how we conduct investigations relating to harassment.

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In response to employees’ concerns voiced in late 2018, Google conducted a review of its Conduct Policies, with a primary focus on policies regarding sexual harassment and sexual assault. As a result of this review, Google has since made substantial changes to increase transparency on how it handles concerns and to provide employees with more control over their experiences through the reporting and investigations process under the Conduct Policies. The company also implemented a comprehensive action plan on November 8, 2018, as announced by Sundar, on Google’s Keyword blog at https://www.blog.google/inside-google/company-announcements/note-our-employees/. The action plan revamps the way sexual harassment investigations and outcomes are handled. The changes include consolidating reporting channels onto one dedicated site, allowing for a support person in investigations, providing additional training for the specialty team that handles sexual harassment investigations, offering extra care and resources during and after the process such as extended counseling and career support, and expanding sexual harassment training for employees.

Other key changes announced by Google include, among others, no longer requiring arbitration for employment disputes, including but not limited to, sexual harassment and assault claims; providing more granularity around sexual harassment investigations and outcomes at the company as part of our internal Investigations Report; committing to publicly sharing its policy on harassment, discrimination, retaliation, standards of conduct & workplace concerns, as well as the processes and channels available for raising and investigating concerns; expanding audits of its suppliers to ensure they demonstrate a commitment to a diverse and inclusive workplace and provide sufficient methods to report grievances anonymously; and recommitting to Google’s 2019 Objectives and Key Results around diversity, equity and inclusion, focused on improving representation — through hiring, progression and retention — and creating a more inclusive culture for everyone. Google’s Chief Diversity Officer will continue to provide monthly progress updates to the leadership team, ensuring continued focus.

As Sundar noted, “This is an area where we need to continually make progress and are committed to doing so.” Discussions are ongoing and we will continue to make changes to our policies and processes as necessary to uphold our commitment to building a safe, harassment-free, and inclusive workplace.

Given the robust Conduct Policies already in place, our steadfast commitment to ongoing improvement and reporting in this area, and our concrete plan of action to do more, our Board of Directors does not believe that implementing this proposal would benefit our stockholders.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 8	Stockholder Proposal Regarding Majority Vote for the Election of Directors

Proposal 8 — Elect Directors by Majority Vote

Resolved: Shareholders hereby request that our Board of Directors initiate the appropriate process as soon as possible to amend our Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats. This proposal includes that a director who receives less than such a majority vote be removed from the board immediately or as soon as a replacement director can be qualified on an expedited basis. If such a director has key experience, they can transition to being a consultant or a director emeritus.

Supporting Statement: To provide shareholders a meaningful role in director elections, our Company’s current director election standard should be changed from a plurality vote standard to a majority vote standard where only board nominated candidates are on the ballot. This will establish a more meaningful vote standard for board nominees and could lead to improved performance. Under our Company’s current voting system, a director can be elected if all shareholders oppose the director but one shareholder votes FOR, if even by mistake.

More than 89% of the companies in the S&P 500 have adopted majority voting for uncontested elections, as have 67% of the S&P 1500.

During 2018, at Netflix 84.8% of shares voted FOR a similar proposal. At Marriott International 65.3% voted FOR; at Discover Financial Services 79.3% voted FOR; at The Manitowoc Company, 78.9% voted FOR; and at Costco Wholesale 86.8% voted FOR.

BlackRock’s proxy voting guidelines include the following: “Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives.” Among our Company’s largest shareholders: T. Rowe Price Associates and BlackRock both voted FOR 88.9% of shareholder proposals on this topic. SSgA Funds Management voted FOR 100% of such proposals.

Alphabet operates essentially as a dictatorship. Under our company’s multi-class voting structure, each share of Class A common stock has one vote. Each share of Class B common stock has 10 votes. Mr. Page and Mr. Brin control over 51% of voting power, while owning less than 13% of Alphabet stock. Since the interests of public shareholders can be subordinated to those of our co-founders, it is critical that shareholders elect directors using a majority standard when they are uncontested.

This should also be seen in the context that shareholders have no right to act by written consent or to proxy access to nominate directors. Additionally, a supermajority vote is required to amend certain bylaws. Our Board is locked into an out-dated governance structure that reduces board accountability to shareholders.

How we elect directors is just one of many needed reforms. Please vote FOR.

Elect Directors by Majority Vote — Proposal 8

Alphabet Opposing Statement

Our Board of Directors has considered this proposal and believes that the voting procedures set forth in our Amended and Restated Bylaws, last amended in October 2015, are in the best interests of Alphabet and our stockholders.

Under our Amended and Restated Bylaws, directors are elected using a plurality voting standard. Alphabet’s Nominating and Corporate Governance Committee is tasked with evaluating and recommending nominees for election to our Board of Directors. As part of the practice, Alphabet’s Nominating and Corporate Governance Committee reviews and considers individual director performance, board and committee performance, governance practices, and stockholder approval before making recommendations to the Board of Directors. Stockholders can currently express dissatisfaction with an incumbent director’s performance by withholding their vote. Alphabet’s Nominating and Corporate Governance Committee also closely monitors and takes into consideration the vote tallies at each annual meeting, and considers seriously stockholder sentiment on the suitability of a director continuing to serve on the Board of Directors. Stockholders who are truly dissatisfied with incumbent directors are empowered by our Amended and Restated Bylaws to nominate or recommend candidates for election to our Board of Directors.

A plurality voting standard for the election of directors is standard under Delaware law. It assures that we avoid “failed elections” (scenarios where directors fail to achieve the votes necessary to be elected, resulting in vacancies on our board). The possibility of failed elections introduces unnecessary legal uncertainty and risk to our director election process as vacancies on our Board of Directors could result in our inability to comply with certain NASDAQ listing requirements or other securities regulations. This includes regulations related to director independence, committee composition, and the maintenance of an audit committee financial expert.

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Our Board of Directors believes that current nominating and voting procedures for election to our Board of Directors, as opposed to a mandated majority voting standard, provide the board the flexibility to appropriately respond to stockholder interests without the risk of potential corporate governance complications arising from failed elections.

Accordingly, the Board of Directors has concluded that this stockholder proposal is not in the best interests of Alphabet and our stockholders, and recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 9	Stockholder Proposal Regarding a Report on Gender Pay

Gender Pay Equity

Whereas: The World Economic Forum estimates the gender pay gap costs the economy 1.2 trillion dollars annually. The median income for women working full time in the United States is 80 percent of that of their male counterparts. This disparity can equal nearly half a million dollars over a career. The gap for African American and Latina women is 60 percent and 55 percent. At the current rate, women will not reach pay parity until 2059.

United States companies have begun reporting statistically adjusted equal pay for equal work numbers, assessing the pay of men and women performing similar jobs, but mostly ignore median pay gaps. Regulation in the United Kingdom now mandates disclosure of median gender pay gaps. And while Google reported a 16 percent median hourly pay gap and 27 percent median bonus pay gap for its United Kingdom operations, it has not published median information for its global operations.

Google reports that for 89 percent of Googlers there are 0 statistically significant pay differences between men and women. Yet, that statistically adjusted number alone fails to consider how discrimination affects differences in opportunity. In contrast, median pay gap disclosures address the structural bias that affects the jobs women hold, particularly when men hold most higher paying jobs.

Women account for 30.9 percent of Google’s global workforce and 25.5 percent of senior leadership roles. Mercer finds actively managing pay equity “is associated with higher current female representation at the professional through executive levels and a faster trajectory to improved representation.”

Research from Morgan Stanley, McKinsey, and Robeco Sam suggests gender diverse leadership leads to superior stock price performance and return on equity. McKinsey states, “the business case for the advancement and promotion of women is compelling.” Best practices include “tracking and eliminating gender pay gaps.”

Public policy risk is of concern, not only in the United Kingdom, but in the United States as well. The Paycheck Fairness Act pends before Senate, California, Massachusetts, New York, and Maryland have strengthened equal pay legislation. The Congressional Joint Economic Committee reports 40 percent of the wage gap may be attributed to discrimination.

Resolved: Shareholders request Alphabet/Google report on the company’s global median gender pay gap, including associated policy, reputational, competitive, and operational risks, and risks related to recruiting and retaining female talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.

The gender pay gap is defined as the difference between male and female median earnings expressed as a percentage of male earnings (Organization for Economic Cooperation and Development).

Supporting Statement: A report adequate for investors to assess company strategy and performance would include the percentage global median pay gap between male and female employees across race and ethnicity, including base, bonus and equity compensation.

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the company and its stockholders.

We are deeply committed to diversity and equality in all areas of our business, including hiring and compensation. Consistent with those values, the compensation structure at Google is designed to prevent gender pay differences by setting pay targets by job.

Google regularly takes actions to ensure the diversity and fairness of its practices. Google believes that compensation should be based on what one does, and not who one is. Employee compensation is determined using data-driven formulas that are predicated on work-related inputs such as market rate, location, level and performance rating. Managers may apply discretion to adjust a given employee’s modeled compensation but must provide a clear justification and rationale. To ensure that the modeled amounts as well as any changes made by managers are equitable across gender and racial lines, Google conducts an annual pay equity analysis to identify any statistical discrepancies in any job groups, accounting for location, level, and performance.

As Google has done every year since 2016, on March 4, 2019, it released an annual report on its pay equity analyses, “Ensuring we pay fairly and equitably,” on its external Keyword site (https://www.blog.google/inside-google/company-announcements/ensuring-we-pay-fairly-and-equitably/). This included Google’s detailed methodology and findings. If Google finds any statistically significant discrepancies in any job groups, Google makes upwards adjustments across the group to eliminate the discrepancy. In 2018, Google included 91% of its employees in the analysis, the highest percentage to date and provided $9.7 million in adjustments to a total of 10,677 employees. New hires accounted for 49% of total dollars spent on adjustments. Google’s pay equity analysis ensures that

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compensation is fair for employees in the same job, at the same location, level, and performance. To further ensure that outcomes are fair and equitable for all employees, in 2019, Google is undertaking a comprehensive review of the leveling, performance ratings, and promotion processes, with the first step being a leveling equity analysis to assess how employees are leveled when they are hired.

We believe in the transparency of the process and will continue to disclose the results of our pay equity analyses, consistent with our commitment to paying fairly, improving our practices, and ensuring that Google is a great place to work for everyone. Our Board of Directors does not believe that an additional report as detailed in the proposal above would enhance Alphabet’s existing commitment to fostering a fair and inclusive culture.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 10	Stockholder Proposal Regarding Strategic Alternatives

Resolved:

Shareholders of Alphabet, Inc. (“Alphabet”) request that the board of directors begin an orderly process of retaining advisors to study strategic alternatives and empower a committee of independent directors to evaluate those alternatives in exercise of their fiduciary responsibilities to maximize shareholder value.

Supporting Statement:

Our company’s revenues and market value have grown since its founding through organic growth and the acquisition of over 200 businesses such as YouTube, Android, DoubleClick and Waze. As Alphabet’s market power and influence have increased, so have calls for the company to be broken up.1

Since 2011, elected officials and regulators have raised concerns regarding possible anti-competitive practices by Alphabet and its subsidiary and predecessor Google.2  While Alphabet has paid millions of dollars in fines under US antitrust law, the European Union levied a record $2.7 billion fine on Alphabet in 2017.3

Customers have experienced privacy violations, data leaks, and illegal location tracking from Alphabet.4 Our company’s reputation has been damaged by allegations that it collaborated with the Chinese government to censor searches in China and expand China’s cyber-surveillance of its citizens.5  In December 2018, the Federal Trade Commission was asked to investigate violations of the privacy of children by Alphabet.6  In the same month, Alphabet was criticized for incomplete responses in reports prepared for the Senate Judiciary Committee on Russian interference in the 2016 US elections.7 A month earlier, thousands of Alphabet employees walked off their jobs to protest harassment in the workplace.8

It appears that Alphabet may be too large and complex to be managed effectively.  Officials in the US & EU continue to be concerned about Alphabet’s market power in view of restrictions on monopolies.9  We believe that shareholders could receive greater value from a voluntary strategic reduction in the size of the company than from asset sales compelled by regulators.

Alphabet continues to be controlled by two of its founders, despite their ownership of no Class A shares, which account for 86% of outstanding shares as of March 29, 2018.10 Academic studies have demonstrated that the benefits of a dual-class capital structure like Alphabet’s decline in the years following an initial public offering.11

We believe that it would be consistent with their fiduciary duties for the board of directors to evaluate, with the help of third-party specialists, the strategic options with the goal of maximizing shareholder value.

Some of the options to be evaluated by the board might include:

•	Unification of Class A and B shares; and
•	The sale, encumbrance or disposition of all or substantially all of Alphabet’s assets.

We urge shareholders to support this proposal.

[1]	https://www.reuters.com/article/us-technology-www/father-of-web-says-tech-giants-may-have-to-be-split-up-idUSKCN1 N63MV; and https://www.nytimes. com/2017/04/22/opinion/sundaylis-it-time-to-break-up-google.html
[2]	https://www.ftc.gov/system/files/documents/foia_requests/130131google_a_0.pdf
[3]	https://www.broadcastingcable.com/news/european-commission-fines-google-27-billion-166819
[4]	http://fortune.com/2016/06/30/elizabeth-warren-apple-google/; https://www.bbc.com/news/technology-46356999; and https://www.ftc.gov/news-events/press-releases/2012/08/google-will-pay-225-million-settle-fto-charges-it-misrepresented
[5]	https://theintercept.com/2018/09/14/google-china-prototype-links-searches-to-phone-numbers/; and htips://www.theverge.com/2018/8/1/17638480/google-china-search-engine-censored-report
[6]	https://www.upi.com/amp/Top_News/US/2018/12/19/Consumer-groups-file-complaint-with-FTC-over-Googles-child-apps/8981545217400/
[7]	https://www.vox.com/technology/2018/12/17/18144946/senate-report-russia-facebook-twitter-google
[8]	https://www.theguardian.com/technology/2018/nov/01/google-walkout-global-protests-employees-sexual-harassment-scandals
[9]	https://www.washingtonpost.com/world/europe/europes-antitrust-cop-margrethe-vestager-has-facebook-and-google-in-h er-crosshairs/2018/05/10/519eb1a0-47cd-11e8-8082-105a446d19b8_story.html; and https://www.cnet.com/news/google-and-facebook-could-be-in-ftc-crosshairs-over-anti-trust-concerns/
[10]	https://www.sec.gov/Archives/edgar/data/1652044/000130817918000222//goog2018-def14a.htm#toc, p. 30
[11]	https://papers.ssrn.com/so/3/papers.cfm?abstract_id=3145209; and https://papers.ssrn.com/so/3/papers.cfm?abstract_id=2964630

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Alphabet Opposing Statement

As described in our Corporate Governance Guidelines “[t]he fundamental responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of Alphabet and its stockholders.” Delaware law also imposes fiduciary obligations on our directors, including a duty of loyalty and duty of care when performing their duties. The duty of care in particular requires directors to be informed of all material information reasonably available when making business decisions. As a result of these obligations, our Board of Directors closely reviews our business on a wide range of matters, including strategic alternatives, to ensure the interests of the company and its stockholders are protected. In connection with this duty of care, the Board of Directors and management team are in regular dialogue with advisors who propose strategic alternatives.

Our Board of Directors, led by an independent Chairman, provides oversight of management, including regular reviews of strategic goals and initiatives. Management also regularly meets with our Board of Directors to review the company’s annual plan and our Board of Directors regularly monitors and evaluates the company’s performance both against our plan and against the performance of our peers. These meetings include the consideration of strategic alternatives, as appropriate.

Our Board of Directors and management do not favor a given size of the company or focus on any strategy based on ideological grounds. Instead, we develop a strategy based on the company’s customers, partners, users and the communities we serve, and focus on strategies that maximize long-term sustainable stockholder value.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 11	Stockholder Proposal Regarding the Nomination of an Employee Representative Director

RESOLVED, shareholders of Alphabet Inc. (“Alphabet” or “the Company”) request that the Board nominate an Employee Representative Director for election to the Board by shareholders at Alphabet’s 2020 annual meeting of shareholders. The Employee Representative Director shall be a current non-executive Alphabet employee who consents to serve on the Board. Current employees shall be given the opportunity to suggest persons to serve as the Employee Representative Director to the Nominating and Corporate Governance Committee, which will recommend a candidate for nomination by the full Board. If the Employee Representative Director ceases to be a non-executive employee of Alphabet during his or her term, the Board should appoint a replacement who satisfies the criteria set forth above.

SUPPORTING STATEMENT

Alphabet employees create a great deal of value for the Company and its shareholders. In last year’s annual report, Alphabet asserted, “Our employees are among our best assets and are critical for our continued success” and cited problems with employee recruitment, retention, or motivation as a risk to the Company’s continued growth. Clearly, the Company’s relationship with its employees is critical to long-term shareholder value.

Employee representation on Alphabet’s Board would add knowledge and insight on issues critical to the success of the Company, beyond that currently present on the Board, and may result in more informed decision making. An employee perspective would be particularly useful in the Board’s oversight of corporate culture. Recent scandals, such as sexual harassment controversies at Wynn Resorts, Fox News, and CBS, have shown that culture-related risk is substantial and requires board oversight.  An Employee Representative on the Board has the advantage of personally observing the company’s culture on a regular basis.

Several actions by Google employees in 2018 highlight the risks posed by a corporate culture that is out of alignment with the values of its employees:

•	In November, Google employees wrote an open letter asking executives to discontinue Project Dragonfly, an effort to create a censored search engine in China.
•	Earlier that month, approximately 20,000 employees and contractors, representing about a fifth of Google’s workforce, staged a walkout to protest how the Company handles sexual harassment and discrimination. The protest was triggered by the revelation that Google had paid millions of dollars to three male executives despite credible accusations of sexual misconduct.
•	In June, employees launched a petition citing ethical concerns over the Maven Project and several employees resigned in protest. The backlash caused Google not to renew its contract with the Pentagon.

In November, protesting employees made a series of demands, including greater transparency in ethical matters and the appointment of an Employee Representative to the Board.

Alphabet has long described its culture as a competitive advantage, helping it attract and retain top talent. Alphabet should act to protect and strengthen its human capital, particularly given tight labor markets and intense competition for technology workers. We strongly believe the Employee Representative Director would promote Alphabet’s continued success.

We urge shareholders to vote for this proposal.

Alphabet Opposing Statement

Alphabet places great importance on ensuring that our Board of Directors consists of the most outstanding leaders for our company. As described in more detail in the “Consideration of Director Nominees” section of our proxy statement, the Nominating and Corporate Governance Committee of Alphabet’s Board of Directors looks for several critical qualities in screening and evaluating potential director candidates to serve our stockholders. Knowledge of our business as well as the ability to represent the best interests of all of our stockholders are chief among these.

Equally important are exceptional leadership skills and experiences, including whether candidates have served as Chief Executive Officer or Chief Financial Officer of a public company. Given the global and complex nature of our business, our Board of Directors highly values professional experience in executive or director-level leadership roles at large international organizations.

As noted in this proxy statement, our Board of Directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting,

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compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies.

We pride ourselves on incorporating feedback from all stakeholders, including our employees, into our decision-making process at the Board and management level. We have multiple channels through which employees can provide feedback to management, and we believe this open communication is key in collecting valuable data that are factored into our decisions. For example, Google hosts regular company-wide meetings that are live streamed to offices around the world, where its leadership team gives updates and answers questions posed by employees. Google also publishes its company goals, Objectives and Key Results, and every quarter Google SVPs report back to employees on what they have achieved and, importantly, explain why they missed other goals. Further, in response to the sentiments of employees, Google launched a review of its transparency, compensation processes, and sexual harassment policies and practices, and announced significant updates in February and March of 2019. We continue to be committed to creating the best work environment for our most valuable asset – our employees.

Our Board of Directors believes the director nominating and evaluation process already allows the best and most qualified candidates to be elected to the Board of Directors. In addition, our Board of Directors meets with leaders of the People Operations team and is regularly apprised of employee developments and discusses employee-related matters, including, but not limited to, reporting of employee survey results, diversity and pay equity analyses. Additionally, employees have varied open channels through which they are encouraged to communicate with management and voice their concerns regarding any issue that affects their ability to perform at the highest level.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 12	Stockholder Proposal Regarding Simple Majority Vote

Proposal 12 — Simple Majority Vote

RESOLVED, Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. It is important that our company take each step necessary to adopt this proposal topic completely.

Shareowners are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. The proponents of these proposals included Ray T. Chevedden and William Steiner. These votes of 74% to 88% support would have been higher if all shareholders had access to independent proxy voting advice.

Currently a 1%-minority can frustrate the will of our 66%-shareholder majority. In other words a 1%-minority could have the power to prevent shareholders from improving management accountability. Currently the role of Alphabet shareholders is diminished because management can ignore a 66%-vote of shareholders on certain issues.

This proposal is especially important for Alphabet shareholders because management had it rigged in so many ways that shareholders have hardly a voice in the fate of Alphabet. The voice of regular shareholders is diminished because certain insider shares have 10-times as many votes per share as regular shares. Plus we have no right to act by written consent. Our board is stacked with insider directors (including our Chairman) and directors who have 14 to 20 years long tenure. Insider status and long-tenure result in a lack of director independence at the expense of regular shareholders. Independence is a priceless attribute in a director.

There is clearly shareholder dissatisfaction. Three directors received up to 20 times as many negative votes as some of their peers on the Alphabet board. And these 3 directors received such high negative votes even though they probably received 100% support from the shareholders who have 10-times as many votes per share as regular shares.

Please vote yes:

Simple Majority Vote — Proposal 12

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the company and our stockholders.

Our Amended and Restated Bylaws applies a simple majority vote standard to most corporate matters submitted to a vote of our stockholders. However, our Amended and Restated Certificate of Incorporation provides for more stringent voting requirements in certain limited circumstances, such as in the event of a change of control or with respect to amending certain provisions of our Amended and Restated Certificate of Incorporation. These enhanced voting requirements are intended to benefit our stockholders by protecting and maximizing the company’s long-term interests. In addition, these provisions have the effect of deterring hostile takeovers of our company that may not be in the best interests of our stockholders and the company.

We believe that when fundamental changes are proposed that have potentially long-lasting impacts on our company, a stronger consensus of stockholders entitled to vote should agree that such changes are appropriate. Therefore, our Board of Directors continues to believe that our more stringent voting requirements in certain limited circumstances are appropriate and in the best interests of our stockholders and the company.

Since inception, our Founders have maintained voting control through our capital structure. In such a scenario, the supermajority vote requirements prevent the Founders from taking unilateral decisions on these fundamental changes, and ensure that unaffiliated stockholders have a voice in approving or rejecting the resulting proposals. As such, our Board of Directors asserts that the adoption of a simple majority vote requirements would be detrimental to the interests of these stockholders.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

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Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 13	Stockholder Proposal Regarding a Sustainability Metrics Report

WHEREAS: Studies suggest that companies that integrate environmental, social, and governance (ESG) factors into business strategy reduce reputational, legal, and regulatory risks and improve long-term performance. Leading companies have integrated sustainability metrics into executive pay plans, among them Unilever and Walmart. The UN Principles for Responsible Investment (2012) states that considering ESG factors in compensation can help protect long-term shareholder value.

Diversity, inclusion, and equity are key elements of sustainability. McKinsey research shows that companies in the top quartiles for gender and racial diversity were more likely to have above average financial returns (“Diversity Matters,” McKinsey, 2015). Yet technology companies have not seized this opportunity: underrepresented people of color hold just 9 percent of technical roles in the sector (Intel/Dalberg, 2016).

The tech diversity crisis threatens worker safety, talent retention, product development, and customer service. These human capital risks are playing out as controversies at Alphabet. On November 1, 2018, more than 20,000 workers walked out protesting Alphabet’s mishandling of sexual misconduct cases. Workers report that Alphabet has not responded adequately to key demands: a credible commitment to pay and opportunity equity, a worker representative on the board, and ending forced arbitration in all circumstances with direct employees as well as temps, contractors, and vendors.

Alphabet has taken steps to address inclusion, but risks remain. Alphabet remains predominantly white, male, and occupationally segregated. Among Alphabet’s top 290 managers in 2017, just over one-quarter were women and only 17 managers were underrepresented people of color. In contrast, Silicon Valley’s lower-wage subcontracted workforce (e.g. janitors, cafeteria workers, shuttle drivers) is 58 percent Black or Latinx, earning on average $19,900 (UC Santa Cruz, 2016) and often facing housing instability,

Inclusion and equity also impact the sustainability of communities on which Alphabet relies, Communities of color are impacted in places where Alphabet has acquired or developed real estate, such as San Jose and Mountain View, as housing costs, homelessness, and inequality have increased (“The Great Silicon Valley Land Grab,” Financial Times, August 2017). Gentrification and displacement create reputational and regulatory risks for Alphabet: 48 percent of survey respondents blame tech companies for the Bay Area housing crisis (San Jose Mercury News, April 2018).

Investors seek clarity regarding how Alphabet drives improvement and how strategy is supported by executive accountability. Clearly-disclosed, comprehensive links among sustainability, equity, and executive compensation would enhance Alphabet’s approach. Peers (e.g. Microsoft, Intel, IBM) have set diversity goals and begun tying parts of executive pay to such goals.

RESOLVED: Shareholders request the Board Compensation Committee prepare a report assessing the feasibility of integrating sustainability metrics, including metrics regarding diversity among senior executives, into performance measures or vesting conditions that may apply to senior executives under the Company’s compensation plans or arrangements. For the purposes of this proposal, “sustainability” is defined as how environmental and social considerations, and related financial impacts, are integrated into long-term corporate strategy, and “diversity” refers to gender, racial, and ethnic diversity.

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the company and our stockholders.

Alphabet has long supported corporate sustainability, including environmental, social and diversity considerations. We are committed to incorporating these values into our business and have promoted them in our practices. These values include:

Diversity – key goals include extending diversity and inclusion, increasing transparency of data on workforce representation, and taking a more systemic approach to improve outcomes in workforce representation and to create an inclusive culture. For example, to achieve these goals, Google has built a strategy anchored in further operationalizing its longstanding commitment to equity, diversity, inclusion, and integrity. More information on Google’s diversity efforts can be found at https://google.com/diversity.

Sustainability – key focus areas include the environment and supply chain. Our sustainability program focuses on developing services that improve the lives of as many people as possible while operating in an environmentally sustainable way. In addition, we strive to build a supply chain that considers not only the usefulness of what we make but also the social and environmental impact. An overview of Google’s corporate sustainability efforts can be found at https://google.com/sustainability, along with our 2018 Environmental Report, which summarizes the progress of our environmental initiatives and can be found at https://environment.google/projects/ environmental-report-2018.

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Further, in assessing the individual performance of our named executive officers, their performance against these types of strategic goals are considered by the Leadership Development and Compensation Committee. Additionally, Google has renewed its commitment to pay and opportunity equity, including no longer requiring arbitration for employment disputes, including but not limited to, sexual harassment and assault claims.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 14	Stockholder Proposal Regarding Google Search in China

GOOGLE SEARCH IN CHINA

WHEREAS:  Google is considering introducing products that could enable censorship and potentially dangerous surveillance of citizens of China. This may pose significant legal, reputational, and financial risk for the Company.

In March 2010, Google announced it would stop censoring search services on its Chinese search site and would redirect users to a site offering uncensored search. Google’s David Drummond said, “It is good for our business to push for free expression.”

In August 2018, however, the Intercept reported that Google was developing a censored search engine — codenamed Dragonfly — for the Chinese market that would comply with China’s repressive censorship laws and “blacklist websites and search terms about human rights, democracy, religion, and peaceful protest.”

Google CEO Sundar Pichai subsequently confirmed the company is considering a censored search product. In congressional testimony, Pichai noted “internal efforts” but would not provide any detail.

Human rights organizations and lawmakers have called on Google to end work on Dragonfly. U.S. senators wrote to Pichai that Dragonfly “risks making Google complicit in human rights abuses related to China’s rigorous censorship regime.” Google employees have quit to avoid working on products that enable censorship; 1,400 current employees have signed a letter protesting Dragonfly. Employees said: “Currently we do not have the information required to make ethically-informed decisions about our work, our projects, and our employment.” Some employees have threatened to strike. Dragonfly may also be inconsistent with Google’s AI Principles.

Dragonfly could further enable surveillance by allowing the Chinese government to monitor individuals’ Google searches by tying search results to phone numbers. Uighurs in China reportedly already face draconian measures, which require them to install tracking apps on their smartphones that monitor everything they do online. Similar practices could put Google users in China at risk of interrogation or detention. Patrick Poon, China expert for Amnesty International, has asked: “Would Google roll over and hand over personal data should the Chinese authorities request it?”

Former Google employees say senior management excluded the Company’s security and privacy teams from key meetings about Dragonfly and “tried to sideline a privacy review of the plan that sought to address potential human rights abuses.”

As a member of the Global Network Initiative, Google has committed to conduct “human rights due diligence to identify, prevent, evaluate, mitigate and account for risks to the freedom of expression and privacy rights that are implicated by the company’s products, services, activities and operations.”

Shareholders are concerned by a growing gap between Google’s stated values and actions, generating global controversy and presenting significant risk.

RESOLVED:  Shareholders request the Company publish a Human Rights Impact Assessment (at reasonable cost, omitting proprietary or legally privileged information), by no later than October 30, 2019, examining the actual and potential impacts of censored Google search in China.

SUPPORTING STATEMENT:  Proponents recommend the assessment refer to the United Nations Guiding Principles on Business and Human Rights.

Alphabet Opposing Statement

Since our founding, Google has been committed to making the world’s information available to everyone. We believe that knowledge is empowering and that a society with more information is better off than one with less. Providing access to information to people around the world is central to our mission.

Google has been open about its desire to increase its ability to serve users in China and other countries. We have considered a variety of options for how to offer services in China in a way that is consistent with our mission and have gradually expanded our offerings to consumers in China, including Google Translate.

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While Google has made progress in its understanding of the market and user needs, many unknowns remain and currently there are no plans to launch Search in China. There is no work being undertaken on such a project and team members have moved to new projects.

Before Google launches any new search product, it would conduct proper human rights due diligence, confer with Global Network Initiative (GNI) partners and other key stakeholders, and carefully consider the feedback it receives. In all its operations around the globe, Google is committed to a process of responsible decision-making that respects the fundamental rights of its users and is consistent with its mission, Code of Conduct, GNI obligations, AI principles, and privacy principles. As Sundar said to Congress in December 2018, if Google ever considers re-engaging this work, it will do so transparently, engaging and consulting widely.

Accordingly, our Board of Directors recommends that stockholders vote AGAINST this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 15	Stockholder Proposal Regarding a Clawback Policy

RESOLVED, that shareholders of Alphabet Inc. (“Alphabet”) urge the Leadership Development and Compensation Committee of the Board of Directors (the “Committee”) to adopt a clawback policy, or amend any existing clawback policy, to provide that the Committee will review, and determine whether to seek recovery of, incentive compensation paid, granted or awarded to a senior executive if, in the Committee’s judgment, (i) there has been misconduct resulting in a material violation of law or Alphabet’s policy that causes significant financial or reputational harm to Alphabet, including (but not limited to) a violation that involves creating a hostile work environment; and (B) the senior executive committed the misconduct or failed in his or her responsibility to manage or monitor conduct or risks.

“Recovery” is (a) clawback of compensation already paid and (b) forfeiture, recapture, reduction or cancellation of amounts awarded or granted over which Alphabet retains control. This change should operate prospectively and be implemented so as not to violate any contract, compensation plan, law or regulation.

SUPPORTING STATEMENT

Alphabet does not disclose an incentive compensation clawback policy in its proxy statement. The Sarbanes-Oxley Act of 2002 authorizes the Securities and Exchange Commission (SEC) to recover from the Chief Executive Officer (CEO) and Chief Financial Officer (CFO) certain kinds of incentive compensation following a restatement because of material noncompliance with financial reporting rules due to misconduct. The SEC was directed by Dodd-Frank to adopt a rule requiring public companies to adopt a policy providing for clawback from more executives under a wider variety of circumstances, but that rule has never been adopted. We assume, then, that Alphabet may have policies or arrangements reflecting the Sarbanes-Oxley clawback provision, but not a broader clawback policy.

In our view, significant damage can be caused by misconduct that does not necessitate a financial restatement, and recovery from senior executives other than the CEO and CFO may be warranted. As well, it may be appropriate to hold accountable senior executives who did not themselves commit misconduct but who failed in their management or monitoring responsibility. The change we propose would make clear that creating a hostile work environment could support recovery, assuming the Committee found significant financial or reputational harm had occurred. Finally, our proposal does not mandate a clawback; rather, it gives the Committee discretion to decide whether recovery is appropriate in particular circumstances.

We believe that Alphabet would benefit from a misconduct clawback policy like the one we propose. Clawback provisions can serve as deterrents and contribute to a “tone at the top” emphasizing ethical behavior. Google, Alphabet’s wholly-owned subsidiary, has recently come under fire for paying male executives fired after being accused of sexual harassment millions in severance packages and for continuing to employ some executives despite harassment complaints. The revelations spurred a protest by Google employees, who connected Google’s treatment of harassment claims with broader concerns over sexism at Google.

We urge shareholders to vote FOR this proposal.

Alphabet Opposing Statement

Our Board of Directors has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the company and our stockholders.

Alphabet believes in enhancing transparency and, by natural extension, accountability of management to the Board of Directors led by our independent Chairman. In response to concerns raised in 2018, our Board of Directors and management have refocused their attention on enhancing our workplace culture, and announced significant revisions to its policies. The company continues to evaluate ways to further strengthen our response.

The changes announced by Google included no longer requiring arbitration for employment claims, including but not limited to, sexual harassment and assault claims, providing more granularity around investigations and outcomes as part of our internal Investigations report, overhauling reporting channels and enhancing processes to handle concerns, and updating and expanding mandatory sexual harassment training. In addition, Google recommitted to diversity, equity and inclusion efforts, with its Chief Diversity Officer providing monthly progress updates to Google’s CEO. Google also disclosed the results of its pay equity analysis, which included 91% of Google employees in its analysis.

Our Code of Conduct requires all of our directors, executive officers, and employees to perform their duties to the highest possible standards of ethical business conduct. Any violation of our Code of Conduct or other policies may result in disciplinary action, including termination of employment and forfeiture of unvested equity awards.

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The Board of Directors is also responsible for overseeing the company’s executive management and ensuring the company operates in ways that support the long-term interest of our stockholders. Our Corporate Governance Guidelines provide the Board of Directors with discretion to ensure that the compensation structure and programs are in the best interest of the company, but avoids the vague and subjective standards advocated by this proposal.

As the proponent notes, Section 304 of the Sarbanes-Oxley Act of 2002 already permits the SEC to seek recovery of incentive awards from our Chief Executive Officer and Chief Financial Officer if there are misstated financials resulting from their misconduct. If there is recovery of incentive awards, we are required to disclose this in our proxy statement with a description of when the compensation was recovered, the method used to determine the amount, and the amount of compensation recovered. However, as noted above, we may terminate an executive’s employment and thereby cause them to forfeit unvested equity awards, for reasons much broader than may be required by law. As such, the Board of Directors believes this proposal is unnecessary as the company’s current compensation structure strikes the right balance in retaining high-quality executive talent and motivating executives to deliver long-term results, while at the same time discouraging inappropriate behavior.

Accordingly, our Board of Directors recommends that stockholders vote against this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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Proposal Number 16	Stockholder Proposal Regarding a Report on Content Governance

Report on Content Governance

WHEREAS, shareholders are concerned that Alphabet’s Google is failing to effectively address content governance concerns, posing risks to shareholder value. These concerns extend globally across multiple Google platforms and products.

Google’s attempts thus far to address content governance have misfired. For example, in October 2017, Google acknowledged its automated system incorrectly flagged Google Docs content as violating its terms of service, blocking user-generated content and inconveniencing users. In June 2018, YouTube apologized for repeatedly filtering or demonetizing content created by LGBTQ users.

Google’s YouTube continues to provide a home for extremist content. In June 2018, U.S. news outlets reported that white supremacist and white nationalist content “found a home” on social network Google Plus, violating the user policy. Data & Society research institute says: “The [YouTube] platform, and its parent company, have allowed racist, misogynist, and harassing content to remain online — and in many cases, to generate advertising revenue — as long as it does not explicitly include slurs.” The Network Contagion Research Institute, a group tracking the spread of hate speech, found that the man charged in a mass shooting at a Pittsburgh synagogue linked to racist and antisemitic YouTube videos 71 times.

In December 2018, the Washington Post reported: “A year after YouTube’s chief executive promised to curb ‘problematic’ videos, it continues to harbor and even recommend hateful, conspiratorial videos, allowing racists, anti-Semites and proponents of other extremist views to use the platform as an online library for spreading their ideas.... The struggle to control the spread of such content poses ethical and political challenges to YouTube and its embattled parent company, Google.”

These controversies have drawn regulatory scrutiny. The European Union, for example, announced measures intended to pressure Google and other companies to combat disinformation ahead of EU parliament elections in May 2019. Security Commissioner Julian King said: “No excuses, no more foot dragging, because the risks are real.... They’ve got to get serious about this stuff.” CEO Sundar Pichai was summoned to Congress to respond to questions about the spread of conspiracy theories on YouTube, during which he said: “We are constantly undertaking efforts to deal with misinformation ... we are looking to do more ... it’s an area we acknowledge there’s more work to be done.” Shareholders are concerned that Google’s inability to address these issues proactively poses substantial regulatory, legal, and reputational risks to long-term value.

RESOLVED: Shareholders request Alphabet Inc. issue a report to shareholders at reasonable cost, omitting proprietary or legally privileged information, reviewing the efficacy of its enforcement of Google’s terms of service related to content policies and assessing the risks posed by content management controversies related to election interference, freedom of expression, and the spread of hate speech, to the company’s finances, operations, and reputation.

SUPPORTING STATEMENT: Proponents recommend the report include assessment of the scope of platform abuses and address related ethical concerns.

Alphabet Opposing Statement

Google was founded with the mission to “organize the world’s information and make it universally accessible and useful.” We strongly believe that the abuse of our platforms to spread extremist content and disinformation is antithetical to that mission, and that we have a responsibility to prevent such abuses. We have undertaken substantial efforts to prevent the manipulation and abuse of our platforms and have, in many instances, reported these efforts publicly.

To combat violent or extremist content on our platform, we use a combination of human reviewers and cutting-edge machine learning, which has amplified our ability to identify and respond rapidly. Once potentially problematic content is flagged by our automated systems, human review verifies whether it violates our policies. If it does, the content is removed, and is used to train our machines for better detection in the future. While our systems do classify content incorrectly, we are constantly working to improve in this area and to fix mistakes, and have made tremendous progress in recent years. For example, with respect to the automated systems that detect extremist content, our teams have manually reviewed over two million videos to provide large volumes of training examples, which help improve the machine learning flagging technology. Notably, machine learning now helps us take down extremist content before it has been widely viewed: well over 90% of the videos uploaded in September 2018 and removed for Violent Extremism had fewer than 10 views. Further, in Q4 of 2018, we removed 49,618 videos that violated our policies against violent extremism. We have published detailed descriptions of our efforts to combat violent extremism on YouTube in our YouTube Community Guidelines

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Transparency Report available at https://transparencyreport.google.com/youtube-policy/featured-policies/violent-extremism. On Search, we remove links to illegal content when reported to us and have a team that works on responding to government requests 24 hours a day across multiple time zones. We also process thousands of removal requests every year, and share that information in our Transparency Report, available at https://transparencyreport.google.com.

To combat disinformation, it is important to note that our business model is dependent on being a useful and trustworthy source of information for everyone, so we have a natural, long-term incentive to prevent anyone from promoting disinformation through our products. We have a significant effort dedicated to tackling the intentional spread of misinformation across Google Search, Google News, YouTube and our advertising systems, which we recently highlighted in a blog post (https://www.blog.google/around-the-globe/google-europe/fighting-disinformation-across-our-products/) and detailed in a white paper on How Google Fights Disinformation, available at https://storage.googleapis.com/gweb-uniblog-publish-prod/documents/How_Google_Fights_Disinformation.pdf.

For Search and News, we rank websites based on assessments of their relevance and authoritativeness based on 200+ factors, and we continue to improve on Search every day. In 2017 alone, we conducted more than 200,000 experiments that resulted in about 2,400 changes to Search. Each of those changes is tested to make sure it aligns with our publicly available Search Quality Rater Guidelines, which define the goals of our ranking systems and guide the external evaluators who provide ongoing assessments of our algorithms. We have been transparent about these developments, publishing detailed information about these constant Search improvements at https://www.google.com/search/howsearchworks/mission/. And in 2018, we launched a reimagined Google News that uses a new set of AI techniques to take a constant flow of information as it hits the web, analyze it in real-time, and organize it around breaking news events. We’ve published information about these improvements, including a discussion of how we leverage AI to improve Google News, at https://www.blog.google/products/news/new-google-news-ai-meets-human-intelligence/.

On YouTube, we have thousands of reviewers who operate 24/7 to address content that may violate our Community Guidelines, which are published at https://www.youtube.com/yt/about/policies/#community-guidelines, and we have expanded the team to meet evolving enforcement needs. There are several policies in the Community Guidelines that are directly applicable in some form to disinformation, including policies against hate speech, deceptive practices, scams, impersonation, spam, and harassment. We have taken aggressive action to ensure compliance with our Community Guidelines. For example, in Q4 2018, 76.9 million videos were removed due to a channel-level suspension. More detailed information about our YouTube Community Guidelines enforcement efforts are available at https://transparencyreport.google.com/youtube-policy/removals.

Furthermore, we understand that the content of both ads and publisher sites needs to be safe and provide a positive experience for users, and we have created clear advertising policies, published here, https://support.google.com/adspolicy/answer/6008942?hl=en, that govern what content can and cannot be monetized. Our policies to tackle the specific issue of disinformation on our advertising platforms focus on misrepresentative or harmful behavior by advertisers or publishers, while avoiding judgments on the veracity of statements made about politics or current events. To that end, we have developed a number of policies designed to catch bad behaviors, including many that can be associated with disinformation campaigns. And on March 14, 2019, we published our most recent Bad Ads report, available at https://www.blog.google/products/ads/enabling-safe-digital-advertising-ecosystem/, where we explain how we are using evolving policies and better technology to find and remove policy-violating ads. Notably, in 2018, we removed ads from approximately 1.2 million pages, more than 22,000 apps, and nearly 15,000 sites across our ad network for violations of policies directed at misrepresentative, hateful or other low-quality content.

Finally, with respect to elections, in 2017, following internal investigations, we publicly released the written testimony of Kent Walker, then Senior Vice President and General Counsel of Google, that provided a detailed overview of how we are committed to preventing election interference (https://www.blog.google/outreach-initiatives/public-policy/security-and-disinformation-us-2016-election/). This testimony also reported that the actual amount of state-sponsored interference was limited because of the company’s various safeguards and the fact that our products are not particularly suitable for the kind of micro-targeting or viral dissemination that these state-sponsored entities preferred. Google also recently released an update to state-sponsored election influence attempts on our official blog on August 23, 2018 (https://www.blog.google/technology/safety-security/update-state-sponsored-activity/). In this update, we reiterated that “[a]ctors engaged in this type of influence operation violate our policies, and we swiftly remove such content from our services and terminate these actors’ accounts.”

On September 4, 2018, Google publicly released new written testimony of Kent Walker, Senior Vice President, Global Affairs & Chief Legal Officer, Google (https://www.blog.google/outreach-initiatives/public-policy/our-testimony-us-senate-select-committee-intelligence/). The new testimony publicly reported a number of additional actions we have taken to combat election interference since the 2017 testimony. These actions include, among others, (i) a verification program requiring purchasers of federal election ads to provide U.S. government identification, other key information, and to confirm they are a U.S. citizen or lawful permanent resident or a U.S.-based organization; (ii) the implementation of in-ad disclosures to help people understand who is paying for an election ad; (iii) the launch of a political ad Transparency Report which provides data about the entities buying election-related ads on our platforms, how much money is spent across states and congressional districts on such ads, and who the top advertisers are overall, among other factors; and (iv) the launch of a searchable ad library which is updated weekly that discloses a wide range of information, such as which ads had the most views, what the latest election ads running on Google’s platforms are, and provides deep dives into specific advertisers’ campaigns.

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We have also expanded the reach of our programs and tools beyond the United States. For example, in January 2019, Google provided an update on our work to prevent abuse ahead of the EU elections in May (https://www.blog.google/around-the-globe/google-europe/update-our-work-prevent-abuse-ahead-eu-elections/). Google also announced that it would launch an India-specific Political Advertising Transparency Report and searchable Political Ads Library ahead of upcoming elections in India.

Given the significant work that we have done in these areas, our public reporting of these issues, and our commitment to continue to keep the public informed about our efforts, our Board of Directors does not believe that implementing this proposal would benefit our stockholders.

Accordingly, our Board of Directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Alphabet Recommendation

Our Board of Directors recommends a vote “AGAINST” the stockholder proposal.

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APPENDIX A	ALPHABET INC. AMENDED AND RESTATED 2012 STOCK PLAN

1.	Purpose of the Plan

This Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability, and financial success of the Company.

2.	Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)	“Alphabet” means Alphabet Inc., a Delaware corporation.
(b)	“Award” means any cash-based or stock-based award granted by the Committee to members of the Board of Directors who are not employees of the Company in accordance with Section 3(b) below. Stock-based Awards may be in the form of any of the following, in each case in respect of Capital Stock: (a) Options, (b) stock appreciation rights, (c) restricted shares, (d) restricted stock units, (e) dividend equivalent rights, and (f) other equity-based or equity-related Awards (including, without limitation, the grant or offer for sale of unrestricted shares of Capital Stock) that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company. Cash-based awards may be in the form of (a) retainers, (b) meeting-based fees or (c) any other cash award that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.
(c)	“Board of Directors” means the Board of Directors of Alphabet.
(d)	“Capital Stock” means Alphabet’s Class C Capital Stock, $0.001 par value per share, or any other security into which such capital stock shall be changed as contemplated by the adjustment provisions of Section 9 of the Plan.
(e)	“Cash Incentive Award” means an award granted pursuant to Section 8 of the Plan.
(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.
(g)	“Committee” means the Leadership Development and Compensation Committee of the Board of Directors or such other committee, as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.
(h)	“Company” means Alphabet and all of its Subsidiaries, collectively.
(i)	“Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.
(j)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(k)	“Fair Market Value” means, with respect to a share of Capital Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day of a share of Capital Stock as reported on the principal securities exchange on which shares of Capital Stock are then listed or admitted to trading or (ii) if not so reported, the closing bid price on the date of determination or, if not so reported for such day, on the immediately preceding business day as reported on the NASDAQ Stock Market or (iii) if not so reported, as furnished by any member of the Financial Industry Regulatory Authority, Inc. selected by the Committee. In the event that the price of a share of Capital Stock shall not be so reported, the Fair Market Value of a share of Capital Stock shall be determined by the Committee in its sole discretion. Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
(l)	“Incentive Award” means one or more Awards, Stock Incentive Awards and Cash Incentive Awards, collectively.
(m)	“Incentive Award Transfer Program” means any program instituted by the Board of Directors or the Committee which would permit Participants the opportunity to transfer any outstanding Incentive Awards to a financial institution or other Person selected by the Board of Directors or the Committee.
(n)	“ISO” shall mean any Option, or portion thereof, awarded to a Participant pursuant to the Plan which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code.
(o)	“Option” means a stock option to purchase shares of Capital Stock granted to a Participant pursuant to Section 6 of the Plan.
(p)	“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7 of the Plan.

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(q)	“Participant” means an employee or consultant of the Company or a member of the Board of Directors who is eligible to participate in the Plan pursuant to the terms and conditions hereof and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.

(r)	“Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(s)	“Plan” means this 2012 Stock Plan, as it may be amended from time to time.

(t)	“Securities Act” means the Securities Act of 1933, as amended.

(u)	“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(v)	“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

3.	Stock Subject to the Plan and Limitations on Cash Incentive Awards

(a)	Stock Subject to the Plan

The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 88,000,000 shares of Capital Stock in the aggregate. The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan that are intended to be ISOs shall not exceed 88,000,000 shares of Capital Stock in the aggregate. The shares referred to in the preceding sentences of this paragraph shall be subject to adjustment as provided in Section 9 and the following provisions of this Section 3. Shares of Capital Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee.

For purposes of the preceding paragraph, shares of Capital Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if shares of Capital Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Capital Stock that are available for delivery under the Plan. In addition, shares of Capital Stock related to Incentive Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Capital Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Capital Stock that are available for delivery under the Plan. Shares of Capital Stock covered by Incentive Awards granted pursuant to the Plan in connection with the conversion, replacement, or adjustment of outstanding equity-based awards to reflect a merger or acquisition (within the meaning of NASDAQ Listing Rule 5635(c) and Interpretive Material 5635-1) shall not count as used under the Plan for purposes of this Section 3. Notwithstanding anything to the contrary herein, shares of Capital Stock attributable to Incentive Awards transferred under any Incentive Award Transfer Program shall not again be available for delivery under the Plan.

(b)	Non-Employee Director Awards

In order to retain and compensate the non-employee members of the Board of Directors for their services, and to strengthen the alignment of their interests with those of the stockholders of the Company, the Plan permits the grant of cash-based and stock-based Awards to any non-employee member of the Board of Directors. Aggregate Awards granted to any non-employee member of the Board of Directors in respect of any calendar year, solely with respect to his or her service as a non-employee member of the Board of Directors, may not exceed $1,500,000 based on the aggregate value of cash-based Awards and the Fair Market Value of any stock-based Awards, in each case determined as of the date of grant. The Board of Directors will reassess this cap at least once every five years. Non-employee members of the Board of Directors shall not be eligible to receive any Incentive Awards other than Awards.

4.	Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), and as “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority. The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and consultants of the Company and members of the Board of Directors who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee to any subcommittee thereof. In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards, subject to such restrictions and limitation as the Committee may specify and to the requirements of Delaware General Corporation Law Section 157.

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The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing the grant of any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. The Committee shall have the authority, in its discretion, to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws. For purposes of clarity, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

Without limiting the generality of the foregoing paragraph, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Unless the Committee provides otherwise in the agreement evidencing the grant of an Incentive Award, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company, it being understood that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a non-qualified Option. The provisions of this paragraph shall be administered and interpreted in a manner that does not give rise to any tax under Section 409A of the Code.

The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. The Committee may, without limitation and in its discretion, in connection with any such determination, provide for the accelerated vesting of any Incentive Award upon or after such cessation, subject to such terms and conditions as the Committee shall specify. The employment of a Participant with the Company shall not be deemed to have terminated for any purpose of the Plan if such Participant is employed by a Person that is part of the Company, and such Participant’s employment is subsequently transferred to any other Person that is part of the Company, unless and to the extent the Committee specifies otherwise in writing in the instrument evidencing the grant of an Incentive Award or otherwise. A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a consultant or director of the Company shall not be deemed to have had a termination of employment for purposes of the Plan, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties. All discretion granted to the Committee pursuant to this paragraph must be exercised in a manner that would not cause any tax to become due under Section 409A of the Code.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award, or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

The Board of Directors or the Committee may, at any time, in its sole and complete discretion, implement an Incentive Award Transfer Program.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

5.	Eligibility

The Persons who shall be eligible to be selected by the Committee from time to time to receive Incentive Awards pursuant to the Plan shall be those Persons (a) who are employees and consultants of, or who render services directly or indirectly to, the Company or (b) who are members of the Board of Directors. Each Incentive Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee.

6.	Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a)	Exercise Price

The exercise price per share of Capital Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Capital Stock on the date on which such Option is granted.

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(b)	Term and Exercise of Options

(i)	Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Capital Stock as shall be determined by the Committee on or after the date such Option is granted and set forth in the agreement evidencing the grant of such Option; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing the grant of such Option.

(ii)	Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(iii)	An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(iv)	Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however, that the Committee may permit in its discretion Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine, including through the implementation of an Incentive Award Transfer Program.

(c)	Effect of Termination of Employment or Other Relationship

The agreement evidencing the grant of each Option shall specify the consequences with respect to such Option of the termination of the employment or other service between the Company and the Participant holding the Option.

(d)	Additional Terms for ISOs

Each Option that is intended to qualify as an ISO shall be designated as such in the agreement evidencing its grant, and each agreement evidencing the grant of an Option that does not include any such designation shall be deemed to be a non-qualified Option. ISOs may only be granted to Persons who are employees of the Company. The aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Capital Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code. Any Option or a portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated hereunder as a non-qualified Option. No ISO may be granted to a Person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (i) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Capital Stock at the time such ISO is granted and (ii) such ISO is not exercisable after the expiration of five years from the date it is granted.

(e)	Repricing.

Notwithstanding anything to the contrary herein, Alphabet may not reprice any Option without the approval of the stockholders of Alphabet. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of an Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Capital Stock, in exchange for another Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by the NASDAQ Stock Market.

7.	Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions (including any performance conditions) as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual shares of Capital Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Capital Stock, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (d) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Capital Stock that is specified at the time of the grant of such award.

8.	Cash Incentive Awards

The Committee may grant Cash Incentive Awards, subject to terms and conditions determined by the Committee in its sole discretion, provided that such terms and conditions are consistent with the terms and conditions of the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Capital Stock, provided that the term “Cash Incentive Award” shall exclude any Stock Incentive Award.

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9.	Adjustments Upon Certain Changes

Subject to any action by the stockholders of Alphabet required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Alphabet (for the avoidance of doubt, references to common stock of Alphabet in this Plan shall include Capital Stock) are listed for trading:

(a)	Shares Available for Grants

In the event of any change in the number or type of shares of common stock of Alphabet outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, or any change in the type and number of shares of common stock of Alphabet outstanding by reason of any other event or transaction, the Committee shall make appropriate adjustments in the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards, and the maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to be ISOs.

(b)	Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number or type of issued shares of common stock of Alphabet resulting from a subdivision or consolidation of shares of common stock of Alphabet or the payment of a stock dividend (but only on the shares of common stock of Alphabet), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall appropriately adjust the type or number of shares subject to each outstanding Incentive Award and the exercise price per share, if any, of shares subject to each such Incentive Award.

(c)	Certain Mergers

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Capital Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall appropriately adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such merger or consolidation.

(d)	Certain Other Transactions

In the event of (i) a dissolution or liquidation of Alphabet, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis) or (iii) a merger, consolidation or similar transaction involving Alphabet in which the holders of shares of Capital Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to:

(A)	cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Capital Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such share of Capital Stock, provided that with respect to the shares of Capital Stock subject to any outstanding Option such value shall be equal to the excess of (1) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Capital Stock as a result of such event over (2) the exercise price of a share of Capital Stock subject to such Option; or

(B)	provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (1) some or all of the property which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such transaction or (2) securities of the acquirer or surviving corporation, and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price per share, if any, of stock subject to the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e)	Other Changes

In the event of any change in the capitalization of Alphabet or corporate change other than those specifically referred to in paragraphs 9(b), (c) or (d), including without limitation, any extraordinary cash dividend, spin-off, split-off, sale of a Subsidiary or business unit, or similar transaction, the Committee may make such adjustments in the issuer, number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs, such as, for example, a rollover of Stock Incentive Awards, and in such other terms of such Incentive Award, as the Committee may consider appropriate.

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(f)	Cash Incentive Awards

In the event of any transaction or event described in this Section 9, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee may, in its sole discretion, make such adjustments of any Cash Incentive Award, as the Committee may consider appropriate in respect of such transaction or event.

(g)	No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Alphabet or any other corporation. Except as expressly provided in the Plan, no issuance by Alphabet of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

(h)	Savings Clause

No provision of this Section 9 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

10.	Rights Under the Plan

No Person shall have any rights as a stockholder with respect to any shares of Capital Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of Alphabet. Except as otherwise expressly provided in Section 9 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 10 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Capital Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

11.	No Special Employment Rights; No Right to Incentive Award

(a)	Nothing contained in the Plan or any agreement evidence the grant of any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b)	No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

12.	Securities Matters

(a)	Alphabet shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Capital Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, Alphabet shall not be obligated to cause to be issued any shares of Capital Stock pursuant to the Plan unless and until Alphabet is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. The Committee may require, as a condition to the issuance of shares of Capital Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Committee deems necessary or desirable.

(b)	The exercise of any Option granted hereunder shall only be effective at such time as counsel to Alphabet shall have determined that the issuance of shares of Capital Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. Alphabet may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance of shares of Capital Stock pursuant to any Incentive Award pending or to ensure compliance under federal, state or local securities laws. Alphabet shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance of shares of Capital Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

ALPHABET INC.  |  2019 Proxy Statement    A-6

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13.	Withholding Taxes

(a)	Cash Remittance

Whenever shares of Capital Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, and whenever any amount shall become payable in respect of any Incentive Award, Alphabet shall have the right to require the Participant to remit to Alphabet in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to issuance of such shares or the effectiveness of the lapse of such restrictions or making of such payment. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Capital Stock), Alphabet shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b)	Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to Alphabet a number of shares of Capital Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy withholding tax requirements, if any, attributable to such exercise, grant or vesting, but in no event exceeding the maximum statutory tax rates of the Participant’s applicable jurisdiction (or such other rate as would not trigger a negative accounting impact), as determined by Alphabet in its sole discretion. Such election shall satisfy the Participant’s obligations under Section 13(a) hereof, if any.

(c)	Stock Withholding

When shares of Capital Stock are to be issued to a Participant upon the exercise, grant or vesting of an Incentive Award, Alphabet shall have the authority to withhold a number of such shares having a Fair Market Value at the date of the applicable taxable event determined by the Committee to be sufficient to satisfy withholding tax requirements, if any, attributable to such exercise, grant or vesting, but in no event exceeding the maximum statutory tax rates of the Participant’s applicable jurisdiction (or such other rate as would not trigger a negative accounting impact), as determined by Alphabet in its sole discretion.

14.	Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 14 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

15.	No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

16.	Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death, to the extent permitted by the Committee (a “Permitted Designation”). Each such Permitted Designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such effective Permitted Designation, such Incentive Awards may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Alphabet unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

ALPHABET INC.  |  2019 Proxy Statement    A-7

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17.	Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by Alphabet in connection with any Incentive Award will be used for general corporate purposes.

18.	Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York without regard to its conflict of law principles.

19.	Effective Date and Term of Plan

The Plan was approved by the board of directors of Google Inc. on April 11, 2012, approved by the stockholders of Google Inc. on June 21, 2012, assumed by Alphabet on October 2, 2015, amended and restated by the Board of Directors as of October 2, 2015, amended by the Board of Directors on March 30, 2016 and approved by the stockholders on June 8, 2016, amended by the Leadership Development and Compensation Committee of the board of directors of Alphabet on July 27, 2016; amended by the Board of Directors on April 14, 2017 and approved by the stockholders on June 7, 2017; amended by the Board of Directors on April 18, 2018, and approved by the stockholders on June 8, 2018; and amended and restated by the Board of Directors on April 24, 2019 subject to the approval of the amendment and restatement by the stockholders of Alphabet. No grants of Incentive Awards may be made under the Plan after April 11, 2022.

ALPHABET INC.  |  2019 Proxy Statement    A-8

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INFORMATION CONCERNING ALPHABET’S ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

We are pleased to invite you to attend Alphabet’s 2019 Annual Meeting of Stockholders to be held on Wednesday, June 19, 2019 at 9:00 a.m., local time, at Moffett Place Event Center (Building MP7) located at:

1160 Bordeaux Drive

Sunnyvale, California 94089

Check-in begins at 7:30 a.m., local time, at the Moffett Place Event Center (Building MP7).

If You Plan to Attend the Annual Meeting:

•	It is important that you let us know in advance by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or Internet, indicating your plans when prompted.

•	If you are a beneficial owner, like a vast majority of our stockholders, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting.

•	Please note that space limitations make it necessary for us to limit attendance to our stockholders. Only Alphabet stockholders of Class A and/or Class B common stock as of the close of business on April 22, 2019 are entitled to vote at our Annual Meeting.

•	You must be registered to be admitted to the Annual Meeting. Registration will take place at Moffett Place Event Center (Building MP7) located at 1160 Bordeaux Drive, Sunnyvale, CA 94089 (see directions below). Parking will only be available in the Parking Structure A next to the Moffett Place Event Center (Building MP7). Admission will be on a first-come, first-served basis. Check-in and registration will begin promptly at 7:30 a.m., local time. Alphabet will be serving breakfast to attendees.

•	Each stockholder should be prepared to present:

(1)	valid photo identification, such as a driver’s license or passport; and

(2)	stockholders holding their shares through a broker, bank, trustee, or nominee will need to bring proof of beneficial ownership as of the Record Date, such as their most recent account statement reflecting their stock ownership prior to April 22, 2019, a copy of the voting instruction form provided by their broker, bank, trustee, or nominee, or similar evidence of ownership.

•	Use of cameras, recording devices, computers, and other electronic devices, such as smartphones and tablets, will not be permitted at the Annual Meeting. Photography is prohibited at the Annual Meeting.

•	Please allow ample time for check-in. Due to security measures, large bags and packages will not be permitted, and you and your items will be subject to search prior to your admittance to the Annual Meeting.

Directions to registration and parking from San Francisco:

(1)	Follow Route 101 to North Mathilda Avenue in Sunnyvale.
(2)	Take exit 396B to merge onto CA-237 E toward Alviso/Milpitas
(3)	Use the right two lanes to take exit 3B toward U.S. 101 N/San Francisco
(4)	Use the right lane to turn left onto North Mathilda Avenue.
(5)	Turn right onto West Moffett Park Drive.
(6)	Turn left onto Bordeaux Drive.
(7)	Make a right into the Moffett Place campus and follow the signs to Parking Structure A.

Directions to registration and parking from San Jose:

(1)	Follow CA-87N and 101N to North Mathilda Avenue in Sunnyvale.
(2)	Merge onto North Mathilda Avenue.
(3)	Turn right onto West Moffett Park Drive.
(4)	Turn left onto Bordeaux Drive.
(5)	Make a right into the Moffett Place campus and follow the signs to Parking Structure A.

Once you have parked, please follow the signs from Parking Structure A to the Moffett Place Event Center (Building MP7) for registration.

* * * *

ALPHABET INC.  |  2019 Proxy Statement    A-9

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ALPHABET INC. 2019 ANNUAL MEETING OF STOCKHOLDERS PARKING AND REGISTRATION MAP

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Alphabet VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Central Time, on June 19, 2019.

Online
Go to **www.envisionreports.com/googl** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/googl

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2019 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees and a vote FOR Proposal 2 and 3 and AGAINST Proposals 4 - 16.

1. Election of Directors:

Nominee	For	Withhold
01 - Larry Page	☐	☐
02 - Sergey Brin	☐	☐
03 - John L. Hennessy	☐	☐
04 - L. John Doerr	☐	☐
05 - Roger W. Ferguson, Jr.	☐	☐
06 - Ann Mather	☐	☐
07 - Alan R. Mulally	☐	☐
08 - Sundar Pichai	☐	☐
09 - K. Ram Shriram	☐	☐
10 - Robin L. Washington	☐	☐

Proposal	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as Alphabet's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐
3. The approval of an amendment and restatement of Alphabet's 2012 Stock Plan to increase the share reserve by 3,000,000 shares of Class C capital stock.	☐	☐	☐
4. A stockholder proposal regarding equal shareholder voting, if properly presented at the meeting.	☐	☐	☐
5. A stockholder proposal regarding inequitable employment practices, if properly presented at the meeting.	☐	☐	☐
6. A stockholder proposal regarding the establishment of a societal risk oversight committee, if properly presented at the meeting.	☐	☐	☐
7. A stockholder proposal regarding a report on sexual harassment risk management, if properly presented at the meeting.	☐	☐	☐
8. A stockholder proposal regarding majority vote for the election of directors, if properly presented at the meeting.	☐	☐	☐
9. A stockholder proposal regarding a report on gender pay, if properly presented at the meeting.	☐	☐	☐
10. A stockholder proposal regarding strategic alternatives, if properly presented at the meeting.	☐	☐	☐
11. A stockholder proposal regarding the nomination of an employee representative director, if properly presented at the meeting.	☐	☐	☐
12. A stockholder proposal regarding simple majority vote, if properly presented at the meeting.	☐	☐	☐
13. A stockholder proposal regarding a sustainability metrics report, if properly presented at the meeting.	☐	☐	☐
14. A stockholder proposal regarding Google Search in China, if properly presented at the meeting.	☐	☐	☐
15. A stockholder proposal regarding a clawback policy, if properly presented at the meeting.	☐	☐	☐
16. A stockholder proposal regarding a report on content governance, if properly presented at the meeting.	☐	☐	☐

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2019 Annual Meeting Admission Ticket

2019 Annual Meeting of
Alphabet's Stockholders

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Alphabet Inc. 2019 Annual Meeting of Stockholders Parking and Registration Map
Parking Structure A
Moffett Place Event Center (MP7) - Registration

If You Plan to Attend the Annual Meeting:

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Alphabet Inc.

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 19, 2019

You hereby authorize Larry Page, Ruth M. Porat, David C. Drummond, Kent Walker and Kathryn W. Hall, or any of them, each with full power of substitution, to represent you and vote all of your shares of Class A common stock and/or Class B common stock of Alphabet Inc. held of record as of the close of business on April 22, 2019, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Alphabet Inc., on June 19, 2019 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given. The shares of stock you hold in your account will be voted as you specify on the reverse side.

In their discretion, Larry Page, Ruth M. Porat, David C. Drummond, Kent Walker and Kathryn W. Hall, or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 3, "AGAINST" PROPOSALS 4 - 16 AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2 AND 3, "AGAINST" PROPOSALS 4 - 16.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name(s) appear on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐